UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5857

CMG Fund Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	July 31, 2006

Date of reporting period:	January 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

CMG CORE BOND FUND
CMG SHORT TERM BOND FUND
CMG ULTRA SHORT TERM BOND FUND
CMG HIGH YIELD FUND
PORTFOLIOS OF CMG FUND TRUST

Semiannual Report
January 31, 2006

Advised by Columbia Management Advisors, LLC.

Not FDIC
Insured

May Lose Value

No Bank Guarantee

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. CMG Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Management Advisors, Inc. combined with Banc of America Capital Management, LLC on September 30, 2005. At that time, the newly combined advisor underwent a name change to Columbia Management Advisors, LLC and continues to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and is part of Columbia Management.

Table of Contents

Management Discussion of Fund Performance

CMG Core Bond Fund	1

CMG Short Term Bond Fund	6

CMG Ultra Short Term Bond Fund	11

CMG High Yield Fund	16

Financial Statements

Financial Highlights	21

Schedule of Investments	25

Statements of Assets and Liabilities	59

Statements of Operations	60

Statements of Changes in Net Assets	61

Notes to Financial Statements	63

Board Consideration and Approval of Investment Advisory Agreements	71

Summary of Management Fee Evaluation by Independent Fee Consultant	74

The views expressed in the portfolio commentaries reflect the current views of the Portfolio Managers. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Portfolio Managers disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a CMG Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular CMG Fund. References to specific company securities should not be constructed as a recommendation or investment advice.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG CORE BOND FUND
A Portfolio of CMG Fund Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended January 31, 2006, the CMG Core Bond Fund returned 0.84%. The fund matched the Lehman Brothers Aggregate Bond Index,1 which also returned 0.84%. It outperformed the average return of its peer group, the Lipper Corporate Debt Funds A-Rated Category, which was 0.49% over the same period.2 The fund's decision to keep a relatively short duration compared to its benchmark aided its ability to produce competitive performance during the period.

During the six-month reporting period, the yield curve flattened as the spread between short- and long-term rates narrowed markedly. The Federal Reserve Board (the Fed) raised the federal funds rate to 4.50%, acting with quarter-point increases on five separate occasions. Meanwhile, the yield on two-year Treasury notes rose 50 basis points to 4.50%, while 10-year Treasury note yields rose just 21 basis points to 4.52%.

Against this backdrop, we took a barbell approach to the fund's positioning, concentrating the fund's investments at both the short and long end of the yield curve. The fund's short-term investments helped preserve the flexibility to reinvest at higher rates as securities matured. The fund's long-term investments performed relatively well because long-term interest rates rose less than short-term interest rates. This strategy aided overall performance.

A sizeable position in mortgage-backed securities—53% of the portfolio's holdings—also aided the fund's relative performance as mortgage-backed securities outperformed Treasury securities of comparable maturities during the period. We generally maintained this weight throughout the period, making slight adjustments to the type of mortgage holdings in the fund. As the period wore on, we moved money into commercial mortgage-backed securities, which are secured by commercial properties and tend to be less sensitive to changing interest rates than residential mortgages.

The fund was also overweight in corporate bonds, which detracted somewhat from performance relative to the benchmark. Overall, corporate bonds underperformed comparable Treasury securities by 36 basis points during the reporting period. We trimmed our corporate holdings by two percentage point, from 28% to 26% during the reporting period.

As we look ahead, we believe that one of the developments of the past six months could have enduring significance on the fixed income markets: the ascension of Ben Bernanke to chairman of the Fed, replacing longstanding chairman Alan Greenspan. The introduction of a new chairman along with the removal of the word "measured" in the Fed's stated policy toward further interest-rate increases adds additional uncertainty to the market. In response, we have adopted a more neutral stance relative to the fund's benchmark. Most notably, we decided late in the period to extend the duration of the fund to match the duration of the fund's benchmark. However, we have maintained the fund's net overweight in mortgages and corporate bonds. The fund also has a position in Treasury Inflation Protected Securities, which has the potential to provide an element of stability to the portfolio in the event that inflation exceeds current expectations.

1

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2006 were (%):

U.S. Treasury Bonds, 6.250% 08/15/2023	9.7
Federal National Mortgage Association, 5.500% 11/01/2035	4.0
Federal Home Loan Mortgage Corp., 5.500% 08/01/2035	3.3
Federal Home Loan Mortgage Corp., 4.500% 03/15/2018	3.2
Federal Home Loan Mortgage Corp., 5.000% 06/01/2020	2.6
Washington Mutual Mortgage Securities Corp., 5.500% 10/25/2035	2.5
Federal Home Loan Banks, 4.375% 09/11/2009	2.4
Structured Asset Securities Corp., 5.500% 07/25/2033	2.3
Countrywide Alternative Loan Trust, 5.250% 03/25/2035	2.1
Federal Home Loan Mortgage Corp., 4.000% 07/15/2014	2.1

We appreciate your continued confidence in the CMG Core Bond Fund.

Leonard A. Aplet has co-managed the CMG Core Bond Fund since September 2000 and has been with the advisor or its predecessors or affiliate organizations since 1987.

Richard R. Cutts has co-managed the fund since November 2000 and has been with the advisor or its predecessors or affiliate organizations since 1994.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

1 The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2

Average annual total return as of January 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Core Bond Fund	9/1/00	0.84	1.98	5.05	5.93
Lehman Brothers Aggregate Bond Index		0.84	1.80	5.53	6.34

Average annual total return as of December 31, 2005 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Core Bond Fund	9/1/00	0.01	2.56	5.36	6.02
Lehman Brothers Aggregate Bond Index		-0.08	2.43	5.87	6.44

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results may reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

Growth of a $10,000 investment, September 1, 2000 to January 31, 2006

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Index performance is from September 1, 2000.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

3

UNDERSTANDING YOUR EXPENSES – CMG Core Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2005 – January 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,008.47	1,023.95	1.27	1.28	0.25

Expenses paid during the period are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half- year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

5

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SHORT TERM BOND FUND
A Portfolio of CMG Fund Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Short Term Bond Fund returned 1.46% for the six-month period ended January 31, 2006. The fund outperformed  the Merrill Lynch 1-3 Year Treasury Index,1 which returned 1.24% during the period. The fund also outperformed the average return of its peer group, the Lipper Short Investment Grade Debt Funds Category, which was 1.17%.2 Floating-rate notes and a relatively short duration aided the fund's performance during the period.

During the six-month reporting period, the yield curve flattened as the spread between short- and long-term rates narrowed markedly. The Federal Reserve Board (the Fed) raised the federal funds rate to 4.50% in five quarter-point increments. Meanwhile, the yield on two-year Treasury notes rose 50 basis points to 4.50%, while 10-year Treasury yields rose just 21 basis points to 4.52%.

We were well positioned for this move with a barbell strategy, concentrating the fund's investments at both the short and long ends of the fund's maturity range. The fund's short-term investments gave us the flexibility to reinvest at higher rates as securities matured. The fund's longer-term investments performed relatively well because longer-term interest rates rose less than short-term interest rates. By underweighting two-year securities, we avoided the maturity range that struggled most to retain value as interest rates rose. This strategy, plus the use of floating-rate securities, aided performance.

The fund's sizeable position in mortgage-backed securities—52% of the portfolio's holdings—also aided the fund's relative performance as mortgage-backed securities outperformed Treasury securities of comparable maturities during the period. We generally maintained this weight throughout the period, making slight adjustments to the type of mortgage holdings in the fund. Toward the end of the period, we moved money into areas of the mortgage market that historically have been less sensitive to changing interest rates, including short-term Planned Amortization Classes and pass-through securities with maturities of 15 years or less. The fund also benefited from its position in asset-backed securities.

A slight overweight in corporate bonds detracted somewhat from performance relative to the fund's benchmark. Overall, corporate bonds underperformed comparable Treasury securities by 36 basis points during the reporting period. However, the impact of this performance shortfall had limited impact on the fund's overall performance because it focused on short-term corporate securities, which outperformed longer-term bonds, and because we trimmed the fund's corporate holdings.

As we look ahead, we believe that one of the developments of the past six months could have enduring significance: the ascension of Ben Bernanke to chairman of the Fed, where he replaces longstanding chairman Alan Greenspan. The introduction of a new chairman along with the removal of the word "measured" in the Fed's stated policy toward further interest rate increases adds additional uncertainty to the market. In response, we have adopted a more neutral stance

6

relative to the fund's benchmark. Most notably, we decided late in the period to extend the fund's duration to match its benchmark. We also have maintained a position in Treasury Inflation Protected Securities, which have the potential to provide an element of stability to the portfolio in the event that inflation exceeds current expectations.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2006 were (%):

SLM Student Loan Trust, 5.090% 01/25/2013	4.7
U.S. Treasury Notes, 3.375% 10/15/2009	4.3
U.S. Treasury Notes, 3.875% 01/15/2009	3.3
Federal National Mortgage Association, 4.000% 10/16/2006	2.9
Prudential Securities Secured Financing Corp., 6.480% 11/01/2031	2.5
Federal National Mortgage Association, 4.500% 01/01/2020	2.5
Long Beach Auto Receivables Trust, 4.050% 04/15/2011	2.4
Federal Home Loan Mortgage Corp., 5.500% 07/01/2019	2.3
Federal Home Loan Mortgage Corp., 4.000% 05/01/2011	2.3
Countrywide Alternative Loan Trust, 5.500% 02/25/2036	2.2

We appreciate your continued confidence in the CMG Short Term Bond Fund.

Leonard A. Aplet has co-managed the CMG Short Term Bond Fund since February 1998 and has been with the advisor or its predecessors or affiliate organizations since 1987.

Richard R. Cutts has co-managed the fund since November 2000 and has been with the advisor or its predecessors or affiliate organizations since 1994.

Investing in fixed-income securities may involves certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

1 The Merrill Lynch 1-3 Year Treasury Index measures the return of Treasury bills with maturities of 1-3 years. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

7

Average annual total return as of January 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Short Term Bond Fund	2/2/98	1.46	2.57	3.90	4.89
Merrill Lynch 1-3 Year Treasury Index		1.24	1.87	3.44	4.43

Average annual total return as of December 31, 2005 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Short Term Bond Fund	2/2/98	1.01	2.35	4.13	4.91
Merrill Lynch 1-3 Year Treasury Index		0.78	1.67	3.67	4.46

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results may reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

Growth of a $10,000 investment, February 2, 1998 to January 31, 2006

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Index performance is from February 2, 1998.

The Merrill Lynch 1-3 Year Treasury Index measures the return of Treasury bills with maturities of 1-3 years. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

8

UNDERSTANDING YOUR EXPENSES – CMG Short Term Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2005 – January 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,014.57	1,023.95	1.27	1.28	0.25

Expenses paid during the period are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

9

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

10

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of CMG Fund Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Ultra Short Term Bond Fund returned 1.75% for the six-month period ended January 31, 2006. The fund outperformed the Citigroup One-Year U.S. Treasury Bill Index1 and the average return of the Lipper Short Investment Grade Debt Funds Category.2 Both returned 1.51% for the period. We believe that the fund's return was aided by positive performance from higher quality issues in the asset-backed, finance and government agency sectors as well as from floating-rate corporate notes.

The six-month period ended January 31, 2006, proved to be a challenging environment for short-term and ultra short-term bonds. In five of the six months, the Federal Reserve Board raised short-term interest rates by a quarter of a percentage point (for a total of 1.25 percentage points) and the federal funds rate finished the period at 4.50%. The continued cycle of interest rate increases had a negative impact on bond prices, particularly those on the short end of the maturity spectrum. The US Treasury yield curve also continued to flatten during the period, which reduced the appetite for risk among bond investors. As a result, the fund's continued emphasis on higher quality issues, particularly asset-backed securities, helped performance.

A large position in floating rate notes also aided performance as it helped cushion the fund against rising rates. Government agency bonds and corporate bonds in the financial sector, which outperformed Treasuries during the six-month period, also contributed to the fund's positive return. The fund's emphasis on higher quality corporate issues also helped buffer the portfolio from a period of general market malaise during the fourth quarter of 2005, which hurt bonds that trade on their spread to Treasuries, in general, and lower-rated bonds in particular.

The spread between short- and long-term yields narrowed to the point where the yield curve neared inversion at the end of the period. While this phenomenon has historically signaled an impending economic slowdown, we do not envision an economic recession unfolding even if the economy experiences a slowdown later in 2006. However, we will continue to maintain the fund's quality focus in this uncertain environment. We plan to continue to seek opportunities to add to the fund's high quality mortgage-backed position as well as to the fund's asset-backed holdings. We plan to scale back the fund's corporate exposure to help build these positions.

11

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2006 were (%):

Federal Home Loan Mortgage Corp., 4.125% 04/02/2007	2.4
Federal Home Loan Mortgage Corp., 2.875% 12/15/2006	2.3
Federal Home Loan Mortgage Corp., 5.500% 04/15/2027	2.3
Federal Home Loan Mortgage Corp., 5.000% 12/01/2019	2.0
SLM Corp., 4.691% 09/15/2006	1.8
Goldman Sachs Group Inc., 4.255% 01/09/2007	1.8
Morgan Stanley, 4.540% 11/24/2006	1.8
Federal Home Loan Mortgage Corp., 2.750% 10/15/2006	1.8
Providian Gateway Master Trust, 3.350% 09/15/2011	1.7
Federal National Mortgage Association 6.000% 09/01/2019	1.7

We appreciate your continued confidence in the CMG Ultra Short Term Bond Fund.

Guy C. Holbrook has managed the fund since its inception and has been with the advisor or its predecessors or affiliate organizations since 1998.

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds or political and economic developments.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

1 The Citigroup One-Year U.S. Treasury Bill Index consists of a single 1-year US Treasury Bill whose return is tracked until its maturity. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with similar investment objectives as those of the fund. Lipper makes no adjustments for the effect of sales loads.

12

Average annual total return as of January 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Ultra Short Term Bond Fund	03/08/04	1.75	2.83	1.83
Citigroup One-Year U.S. Treasury Bill Index		1.51	2.49	1.53

Average annual total return as of December 31, 2005 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Ultra Short Term Bond Fund	03/08/04	1.39	2.34	1.72
Citigroup One-Year U.S. Treasury Bill Index		1.25	2.31	1.46

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results may reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

Growth of a $10,000 investment, March 8, 2004 to January 31, 2006

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Index performance is from March 8, 2004.

The Citigroup One-Year U.S. Treasury Bill Index consists of a single 1-year US Treasury Bill whose return is tracked until its maturity. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

13

UNDERSTANDING YOUR EXPENSES – CMG Ultra Short Term Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2005 – January 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,017.49	1,023.95	1.27	1.28	0.25

Expenses paid during the period are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

14

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

15

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for most recent daily and month-end performance updates.

CMG HIGH YIELD FUND
A Portfolio of CMG Fund Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended January 31, 2006, the CMG High Yield Fund returned 1.73%. It outperformed the Merrill Lynch U.S. High Yield, Cash Pay Index and JPMorgan Chase Developed BB High Yield Index1, which returned 1.63% and 1.65%, respectively. However, it felt short of the Merrill Lynch Intermediate BB Index2 and the Lipper High Current Yields Category average3, which returned 1.87% and 1.83%, respectively for the period.

For most of the six-month period, investors demonstrated caution about the prospects for high-yield investments and returns were nearly flat going into 2006. However, a rally in January, which historically has been a strong month for high yield, pushed the sector higher and accounted for most of its positive performance for the period.

Concerns about the deteriorating financial positions of Ford and General Motors dominated investor thinking as the period began, and this caution translated into outright avoidance of the lower quality segments of the market. Securities with "CCC" ratings returned just 0.3% for the six months, whereas the remainder of the high-yield market returned just under 2.0%.

The fund benefited from its very low exposure to CCC-rated securities—2.0% versus 20% for the benchmark. However, the advantage gained by its high-quality orientation was partially offset by below-benchmark exposure to the wireline and wireless telecommunications industries, which were the strongest performers for the period.

The fund was significantly underweight in the auto/transportation sector at a time when concerns about future pension and health care costs and weak operating results led to negative returns. Our decision to underweight the auto industry produced positive relative results.

During the fourth quarter of 2005, we began to restructure the fund's industry weights to bring them more in line with its benchmarks. We also took steps to broaden the fund's diversification. We established 20+ new positions, bringing the total number of fund holdings to 139 by the end of the six-month period. We also trimmed holdings in print media companies R.H. Donnelley Finance Corp. and Dex Media West LLC after the two companies reached a merger agreement. The merger, which was completed in January, brought the portfolio weight of the combined companies above our comfort level and we brought it down to a level that was more in line with fund risk tolerance.

While we broadened the fund's holdings, we also preserved the fund's conservative orientation and with it a significant underweight of CCC-rated investments versus its benchmark and competitive universe. We believe this positioning is prudent in light of the fund's conservative nature and our assessment that the high-yield market is currently fairly valued.

16

The fund's top ten issuers (as a percentage of net assets) as of January 31, 2006 were (%):

Teekay Shipping Corp., 8.875% 07/15/2011	2.3
Cott Beverages, Inc., 8.000% 12/15/2011	1.7
AES Corp., 7.750% 03/01/2014	1.6
Texas Genco LLC, 6.875% 12/15/2014	1.6
MGM Mirage, 6.000% 10/01/2009	1.5
Williams Companies, Inc., 8.125% 03/15/2012	1.5
AutoNation, Inc., 9.000% 08/01/2008	1.5
Chesapeake Energy Corp., 6.375% 06/15/2015	1.5
Coventry Health Care, Inc., 5.875% 01/15/2012	1.5
Fisher Scientific International, Inc., 6.750% 08/15/2014	1.4

We appreciate your continued confidence in the CMG High Yield Fund.

Stephen Peacher, lead manager for CMG High Yield Fund, has co-managed the fund since September 2005. He has been with the advisor or its predecessors since April 2005.

Kevin L. Cronk has co-managed the fund since September 2005. He has been with the advisor or its predecessors or affiliate organizations since August 1999.

Thomas A. LaPointe has co-managed the fund since September 2005. He has been with the advisor or its predecessors or affiliate organizations since February 1999.

Investing in fixed-income securities may involves certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high yield or "junk" bonds offer the potential for higher income than investments in investment-grade bonds but they also have a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

1 The Merrill Lynch U.S. High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds. The JPMorgan Chase Developed BB High Yield Index is an index that is designed to mirror the investable universe of the US dollar developed, BB-rated, high yield corporate debt market.

2 The Merrill Lynch Intermediate BB Index is a market-weighted index, consisting of BB cash pay bonds, which are US dollar denominated bonds issued in the US domestic market with maturities between 1 and 10 years. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

3 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

4 Holdings are disclosed as a percentage of net assets on January 31, 2006, and are subject to change: R.H. Donnelley Finance Corp. (1.0%) and Dex Media West LLC (0.8%).

17

Average annual total return as of January 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	5-year	10-year
CMG High Yield Fund	7/6/94	1.73	4.01	6.14	6.98
JPMorgan Chase Developed BB High Yield Index		1.65	3.57	8.68	8.23
Merrill Lynch U.S. High Yield, Cash Pay Index		1.63	4.55	7.84	6.80
Merrill Lynch Intermediate BB Index		1.87	4.64	6.52	6.49

Average annual total return as of December 31, 2005 (%)

	Inception	6-month (cumulative)	1-year	5-year	10-year
CMG High Yield Fund	7/6/94	1.62	2.98	6.75	7.04
JPMorgan Chase Developed BB High Yield Index		0.98	2.58	9.34	8.24
Merrill Lynch U.S. High Yield, Cash Pay Index		1.59	2.83	8.76	6.80
Merrill Lynch Intermediate BB Index		1.23	2.98	6.99	6.46

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results may reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

Growth of a $10,000 investment, February 1, 1996 to January 31, 2006

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the indices during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Beginning in 2005, the Fund's benchmark was changed to the JPMorgan Chase Developed BB High Yield Index, an index that is designed to mirror the investable universe of the US dollar developed, BB-rated, high yield corporate debt market.

The Merrill Lynch Intermediate BB Index is a market-weighted index, consisting of BB cash pay bonds, which are US dollar denominated bonds issued in the US domestic market with maturities between 1 and 10 years. The Merrill Lynch U.S. High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

18

UNDERSTANDING YOUR EXPENSES – CMG High Yield Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2005 – January 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,017.29	1,023.19	2.03	2.04	0.40

Expenses paid during the period are equal to the annualized expense ratio of 0.40%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

19

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

20

CMG CORE BOND FUND
A Portfolio of CMG Fund Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,		Period Ended July 31,		Year Ended October 31,			Period Ended October 31,
	2006		2005	2004	2003 (a)		2002		2001	2000 (b)
Net asset value, beginning of period	$10.42		$10.36	$10.38	$10.52		$10.83		$10.02	$10.00
Income from investment operations:
Net investment income	0.23	(c)	0.42 (c)	0.37 (c)	0.31	(c)	0.56	(c)(d)	0.65	0.11
Net realized and unrealized gain (loss) on investments and futures contracts	(0.14)		0.09	0.11	(0.12)		(0.15	) (d)	0.81	0.02
Total from investment operations	0.09		0.51	0.48	0.19		0.41		1.46	0.13
Less distributions declared to shareholders:
From net investment income	(0.25)		(0.45)	(0.41)	(0.33)		(0.58)		(0.65)	(0.11)
From net realized gains	(0.01)		-	(0.09)	-		(0.14)		- (e)	-
Total distributions	(0.26)		(0.45)	(0.50)	(0.33)		(0.72)		(0.65)	(0.11)
Net asset value, end of period	$10.25		$10.42	$10.36	$10.38		$10.52		$10.83	$10.02
Total return (f)(g)	0.84	%(h)	4.98%	4.67%	1.76	%(h)	3.97%		15.01%	1.31	%(h)
Ratios/Supplemental data:
Net assets, end of period (000's)	$48,609		$79,102	$32,810	$30,512		$27,412		$28,774	$10,866
Ratio of net expenses to average net assets (i)	0.25	%(j)	0.25%	0.35%	0.40	%(j)	0.40%		0.40%	0.40	%(j)
Ratio of investment income to average net assets (i)	4.48	%(j)	4.01%	3.54%	3.95	%(j)	5.34	%(d)	6.14%	6.57	%(j)
Waiver/reimbursement	0.07	%(j)	0.06%	0.25%	0.29	%(j)	0.16%		0.25%	1.06	%(j)
Portfolio turnover rate	77	%(h)	130%	231%	181	%(h)	147%		140%	103	%(h)

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  The Fund commenced investment operations on September 1, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 5.53% to 5.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

See Accompanying Notes to Financial Statements.

21

CMG SHORT TERM BOND FUND
A Portfolio of CMG Fund Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,		Period Ended July 31,		Year Ended October 31,
	2006		2005	2004	2003 (a)		2002		2001	2000
Net asset value, beginning of period	$11.79		$11.95	$12.01	$12.15		$12.41		$11.73	$11.72
Income from investment operations:
Net investment income	0.24	(b)	0.40 (b)	0.35 (b)	0.34	(b)	0.59	(b)(c)	0.76	0.77
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	(0.07)		(0.11)	(0.03)	(0.11)		(0.22	) (c)	0.68	0.01
Total from investment operations	0.17		0.29	0.32	0.23		0.37		1.44	0.78
Less distributions declared to shareholders:
From net investment income	(0.26)		(0.45)	(0.38)	(0.37)		(0.63)		(0.76)	(0.77)
Net asset value, end of period	$11.70		$11.79	$11.95	$12.01		$12.15		$12.41	$11.73
Total return (d)(e)	1.46	%(f)	2.47%	2.72%	1.91	%(f)	3.12%		12.62%	6.92%
Ratios/Supplemental data:
Net assets, end of period (000's)	$68,987		$95,842	$119,125	$113,193		$140,757		$89,791	$82,809
Ratio of net expenses to average net assets (g)	0.25	%(h)	0.25%	0.25%	0.25	%(h)	0.25%		0.25%	0.25%
Ratio of interest expense to average net assets	-	(h)	-	-	-	(h)(i)	-		-	-
Ratio of net investment income to average net assets (g)	4.01	%(h)	3.38%	2.91%	3.79	%(h)	4.73	%(c)	6.27%	6.56%
Waiver/reimbursement	0.06	%(h)	0.04%	0.10%	0.08	%(h)	0.05%		0.08%	0.08%
Portfolio turnover rate	63	%(f)	51%	79%	93	%(f)	132%		82%	86%

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.04, decrease net realized and unrealized loss per share by $0.04 and decrease the ratio of net investment income to average net assets from 5.08% to 4.73%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

22

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of CMG Fund Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout the Period)

	(Unaudited) Six Months Ended January 31, 2006		Year Ended July 31, 2005	Period Ended July 31, 2004 (a)
Net asset value, beginning of period	$9.67		$9.88	$10.00
Income from investment operations:
Net investment income (b)	0.17		0.24	0.07
Net realized and unrealized loss on investments	-	(c)	(0.06)	(0.08)
Total from investment operations	0.17		0.18	(0.01)
Less distributions declared to shareholders:
From net investment income	(0.20)		(0.36)	(0.11)
Return of capital	-		(0.03)	-
Total distributions	(0.20)		(0.39)	(0.11)
Net asset value, end of period	$9.64		$9.67	$9.88
Total return (d)(e)	1.75	%(f)	1.83%	(0.08	)%(f)
Ratios/Supplemental data:
Net assets, end of period (000's)	$83,949		$81,575	$67,235
Ratio of net expenses to average net assets	0.25	%(g)	0.25%	0.25	%(g)
Ratio of net investment income to average net assets	3.54	%(g)	2.44%	1.69	%(g)
Waiver/reimbursement	0.06	%(g)	0.05%	0.22	%(g)
Portfolio turnover rate	30	%(f)	75%	12	%(f)

(a)  The Fund commenced investment operations on March 8, 2004. Per share data, total return and portfolio turnover reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

23

CMG HIGH YIELD FUND
A Portfolio of CMG Fund Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,				Period Ended July 31,		Year Ended October 31,
	2006		2005		2004		2003 (a)		2002		2001	2000
Net asset value, beginning of period	$8.08		$8.00		$7.90		$7.55		$8.14		$8.30	$8.54
Income from investment operations:
Net investment income	0.25	(b)	0.51	(b)	0.53	(b)	0.43	(b)	0.64	(b)(c)	0.72	0.73
Net realized and unrealized gain (loss) on investments	(0.11)		0.11		0.14		0.37		(0.58	) (c)	(0.16)	(0.24)
Total from investment operations	0.14		0.62		0.67		0.80		0.06		0.56	0.49
Less distributions declared to shareholders:
From net investment income	(0.27)		(0.54)		(0.57)		(0.45)		(0.65)		(0.72)	(0.73)
Net asset value, end of period	$7.95		$8.08		$8.00		$7.90		$7.55		$8.14	$8.30
Total return (d)	1.73	%(e)(f)	7.98	%(e)	8.60	%(e)	10.67	%(e)(f)	0.60%		6.92%	6.01%
Ratios/Supplemental data:
Net assets, end of period (000's)	$196,697		$269,243		$382,157		$429,042		$286,228		$348,979	$319,985
Ratio of net expenses to average net assets (g)	0.40	%(h)	0.40%		0.40%		0.42	%(h)	0.42%		0.44%	0.43%
Ratio of investment income to average net assets (g)	6.22	%(h)	6.26%		6.64%		7.32	%(h)	7.98	%(c)	8.63%	8.70%
Waiver/reimbursement	0.03	%(h)	0.02%		0.02%		0.01	%(h)	-		-	-
Portfolio turnover rate	18	%(f)	39%		47%		47	%(f)	62%		59%	56%

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 8.11% to 7.98%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

24

CMG CORE BOND FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

January 31, 2006 (Unaudited)

	Par	Value
Collateralized Mortgage Obligations (26.9%)
Agency (15.1%)
Federal Home Loan Mortgage Corp.
4.000% 07/15/14	$1,020,000	$998,807
4.000% 09/15/15	860,000	832,986
4.000% 10/15/26	925,000	902,786
4.500% 03/15/18	1,580,000	1,541,913
4.500% 10/15/18	220,000	216,933
4.500% 02/15/27	900,000	879,866
6.500% 10/15/23	100,000	103,749
Federal National Mortgage Association
4.500% 11/25/14	900,000	885,345
6.500% 07/25/30	5,110	5,100
Government National Mortgage Association
4.500% 04/16/28	1,000,000	981,496
		7,348,981
Non-Agency (11.8%)
Bear Stearns Asset Backed Securities, Inc.
5.000% 01/25/34	304,727	300,497
Countrywide Alternative Loan Trust
4.930% 03/25/34 (a)	187,110	187,632
5.250% 03/25/35	1,021,821	1,001,803
5.250% 08/25/35	883,473	879,321
5.500% 10/25/35	802,720	801,853
Countrywide Home Loan Mortgage Pass Through Trust
4.590% 12/19/33 (a)	257,025	246,530
Structured Asset Securities Corp.
5.500% 07/25/33	1,145,555	1,137,045
Washington Mutual Mortgage Securities Corp.
5.500% 10/25/35	1,200,000	1,198,308
		5,752,989
Total Collateralized Mortgage Obligations (Cost of $13,286,093)		13,101,970
Corporate Fixed-Income Bonds & Notes (25.9%)
Basic Materials (0.7%)
Forest Products & Paper (0.4%)
International Paper Co.
4.250% 01/15/09	175,000	169,748
Metals & Mining (0.3%)
Alcan, Inc.
4.500% 05/15/13	175,000	165,130
		334,878
Communications (2.7%)
Media (0.8%)
Jones Intercable, Inc.
7.625% 04/15/08	200,000	209,356

See Accompanying Notes to Financial Statements.

25

CMG CORE BOND FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Media (continued)
Time Warner, Inc.
6.625% 05/15/29	$200,000	$200,214
		409,570
Telecommunication Services (1.9%)
Deutsche Telekom International Finance
8.000% 06/15/10	150,000	166,127
Sprint Capital Corp.
6.875% 11/15/28	200,000	217,238
Verizon Global Funding Corp.
7.250% 12/01/10	300,000	323,772
Vodafone Group PLC
7.750% 02/15/10	200,000	218,240
		925,377
		1,334,947
Consumer Cyclical (1.4%)
Auto Manufacturers (0.4%)
DaimlerChrysler NA Holding Corp.
8.500% 01/18/31	150,000	181,363
Retail (1.0%)
Lowe's Companies, Inc.
6.500% 03/15/29	175,000	191,305
Wal-Mart Stores, Inc.
4.000% 01/15/10	300,000	289,749
		481,054
		662,417
Consumer Non-Cyclical (2.9%)
Beverages (0.1%)
Anheuser-Busch Companies, Inc.
5.750% 04/01/10	50,000	51,271
Food (1.1%)
General Mills, Inc.
2.625% 10/24/06	200,000	196,714
Kroger Co.
6.200% 06/15/12	185,000	189,245
Safeway, Inc.
4.950% 08/16/10	170,000	165,342
		551,301
Healthcare Products (0.6%)
Baxter FinCo BV
4.750% 10/15/10 (b)	275,000	269,173
Healthcare Services (0.6%)
UnitedHealth Group, Inc.
3.375% 08/15/07	200,000	195,280

See Accompanying Notes to Financial Statements.

26

CMG CORE BOND FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Healthcare Services (continued)
WellPoint, Inc.
6.800% 08/01/12	$100,000	$107,986
		303,266
Household Products/Wares (0.5%)
Fortune Brands, Inc.
5.375% 01/15/16	250,000	245,945
		1,420,956
Energy (1.7%)
Oil & Gas (1.3%)
ChevronTexaco Capital Co.
3.500% 09/17/07	200,000	195,722
Devon Energy Corp.
7.950% 04/15/32	175,000	222,951
Marathon Oil Corp.
6.800% 03/15/32	175,000	198,256
		616,929
Pipelines (0.4%)
Kinder Morgan Energy Partners LP
7.300% 08/15/33	175,000	199,378
		816,307
Financials (12.9%)
Banks (2.2%)
U.S. Bank NA
6.375% 08/01/11	275,000	291,288
Wachovia Corp.
4.875% 02/15/14	400,000	387,232
Wells Fargo & Co.
4.520% 03/10/08 (a)	380,000	380,145
		1,058,665
Diversified Financial Services (8.3%)
American Express Credit Corp.
3.000% 05/16/08	300,000	287,253
American General Finance Corp.
5.375% 09/01/09	50,000	50,325
Bear Stearns Co., Inc.
6.500% 05/01/06	200,000	200,810
Capital One Financial Corp.
5.500% 06/01/15	210,000	207,287
CIT Group, Inc.
4.125% 02/21/06	150,000	149,951
Citigroup, Inc.
5.000% 09/15/14	430,000	421,753
Countrywide Home Loans, Inc.
2.875% 02/15/07	200,000	195,550
General Electric Capital Corp.
5.000% 01/08/16	500,000	490,815

See Accompanying Notes to Financial Statements.

27

CMG CORE BOND FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Diversified Financial Services (continued)
Goldman Sachs Group, Inc.
6.345% 02/15/34	$325,000	$337,642
HSBC Finance Corp.
5.000% 06/30/15	350,000	336,787
JPMorgan Chase Capital XV
5.875% 03/15/35	325,000	318,766
Lehman Brothers Holdings, Inc.
5.000% 01/14/11	225,000	223,978
Merrill Lynch & Co., Inc.
4.125% 01/15/09	200,000	194,982
Morgan Stanley
4.750% 04/01/14	200,000	189,862
SLM Corp.
5.125% 08/27/12	425,000	423,168
		4,028,929
Insurance (1.3%)
Allstate Financial Global Funding II
2.625% 10/22/06 (b)	150,000	147,216
American International Group, Inc.
2.875% 05/15/08	325,000	310,141
Genworth Financial, Inc.
4.750% 06/15/09	200,000	197,710
		655,067
Real Estate Investment Trusts (0.3%)
Health Care Property Investors, Inc.
6.450% 06/25/12	150,000	156,252
Savings & Loans (0.8%)
Washington Mutual, Inc.
4.200% 01/15/10	400,000	386,528
		6,285,441
Industrials (1.5%)
Aerospace & Defense (0.7%)
Lockheed Martin Corp.
8.500% 12/01/29	160,000	215,266
United Technologies Corp.
7.125% 11/15/10	100,000	108,610
		323,876
Environmental Control (0.3%)
Waste Management, Inc.
7.375% 08/01/10	150,000	162,100
Transportation (0.5%)
Canadian National Railway Co.
7.195% 01/02/16	74,295	84,392

See Accompanying Notes to Financial Statements.

28

CMG CORE BOND FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Transportation (continued)
Union Pacific Corp.
3.875% 02/15/09	$185,000	$178,514
		262,906
		748,882
Technology (0.6%)
Computers (0.6%)
International Business Machines Corp.
6.220% 08/01/27	250,000	267,773
Utilities (1.5%)
Electric (1.3%)
CenterPoint Energy Houston Electric
5.750% 01/15/14	175,000	178,580
Exelon Generation Co.
6.950% 06/15/11	175,000	187,791
Scottish Power PLC
5.375% 03/15/15	250,000	248,665
		615,036
Gas (0.2%)
Sempra Energy
4.750% 05/15/09	100,000	98,688
		713,724
Total Corporate Fixed-Income Bonds & Notes (Cost of $12,728,376)		12,585,325
Mortgage-Backed Securities (20.6%)
Federal Home Loan Mortgage Corp.
3.500% 10/01/18	305,653	282,894
4.000% 11/01/20	275,973	262,202
5.000% 01/01/19	734,966	727,351
5.000% 07/01/19	579,447	572,854
5.000% 06/01/20	1,300,161	1,284,617
5.500% 11/01/17	115,128	115,842
5.500% 03/01/18	95,113	95,703
5.500% 08/01/35	1,611,441	1,595,722
6.000% 05/01/17	167,791	171,020
Federal National Mortgage Association
5.000% 02/01/20	504,161	498,123
5.500% 09/01/35	516,691	511,328
5.500% 10/01/35	984,542	974,322
5.500% 11/01/35	1,976,259	1,955,744
5.500% 12/01/35	908,991	899,555
Government National Mortgage Association
7.000% 01/15/32	11,086	11,644
7.000% 03/15/32	41,940	44,047
Total Mortgage-Backed Securities (Cost of $10,105,621)		10,002,968

See Accompanying Notes to Financial Statements.

29

CMG CORE BOND FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Government & Agency Obligations (19.0%)
Foreign Government Obligations (2.4%)
Province of Ontario
3.500% 09/17/07	$350,000	$343,140
Province of Quebec
7.000% 01/30/07	275,000	280,761
Republic of Italy
2.500% 03/31/06	300,000	298,917
United Mexican States
7.500% 04/08/33	205,000	239,338
		1,162,156
U.S. Government Agencies (2.6%)
Federal Home Loan Bank
3.000% 05/15/06 (c)	100,000	99,527
4.375% 09/11/09	1,210,000	1,190,302
		1,289,829
U.S. Government Obligations (14.0%)
U.S. Treasury Bonds
6.250% 08/15/23	3,995,000	4,702,866
7.250% 05/15/16	715,000	868,390
U.S. Treasury Notes
3.375% 10/15/09	300,000	288,586
3.875% 01/15/09	876,389	927,055
		6,786,897
Total Government & Agency Obligations (Cost of $9,234,960)		9,238,882
Commercial Mortgage-Backed Securities (4.9%)
Asset Securitization Corp.
7.400% 10/13/26	504,828	511,649
CS First Boston Mortgage Securities Corp.
4.512% 07/15/37	500,000	488,340
LB-UBS Commercial Mortgage Trust
5.103% 11/15/30	600,000	599,886
Merrill Lynch Mortgage Trust
5.240% 11/12/37	720,000	721,123
Nationslink Funding Corp.
6.888% 11/10/30	90,000	91,887
Total Commercial Mortgage-Backed Securities (Cost of $2,443,592)		2,412,885
Asset-Backed Securities (0.8%)
ABFS Mortgage Loan Trust
4.430% 12/15/33	205,119	199,745
IMC Home Equity Loan Trust
7.310% 11/20/28	64,202	64,115
7.520% 08/20/28	34,617	34,542
New Century Home Equity Loan Trust
7.320% 07/25/29	3,253	3,257

See Accompanying Notes to Financial Statements.

30

CMG CORE BOND FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Asset-Backed Securities (continued)
Wilshire Mortgage Loan Trust
7.255% 05/25/28	$71,725	$71,450
Total Asset-Backed Securities (Cost of $385,623)		373,109
Short-Term Obligation (1.5%)
Repurchase agreement with State Street Bank & Trust Co., dated 01/31/06, due 02/01/06 at 4.270%, collateralized by a U.S. Treasury Bond maturing 05/15/15, market value of $736,988 (repurchase proceeds $721,086)	721,000	721,000
Total Short-Term Obligation (Cost of $721,000)		721,000
Total Investments (99.6%) (Cost of $48,905,265) (d)		48,436,139
Other Assets & Liabilities, Net (0.4%)		172,555
Net Assets (100.0%)		$48,608,694

Notes to Schedule of Investments:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at January 31, 2006.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2006, these securities, which are not Illiquid, amount to $416,389, which represents 0.9% of net assets.

(c)  Security pledged as collateral for open futures contracts.

(d)  Cost for federal income tax purposes is $48,993,367.

At January 31, 2006, the Fund held the following open short future contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
2 Year U. S. Treasury Note	15	$3,072,656	$3,078,281	Mar-2006	$5,625

At January 31, 2006, the asset allocation of the Fund is as follows:

Asset allocation	% of Net Assets
Collateralized Mortgage Obligations	26.9%
Corporate Fixed-Income Bonds & Notes	25.9
Mortgage-Backed Securities	20.6
Government & Agency Obligations	19.0
Commercial Mortgage-Backed Securities	4.9
Asset-Backed Securities	0.8
Short-Term Obligation	1.5
Other Assets & Liabilities, Net	0.4
100.0%

See Accompanying Notes to Financial Statements.

31

CMG SHORT TERM BOND FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

January 31, 2006 (Unaudited)

	Par	Value
Corporate Fixed-Income Bonds & Notes (32.2%)
Basic Materials (0.3%)
Forest Products & Paper (0.3%)
International Paper Co.
4.250% 01/15/09	$200,000	$193,998
Communications (3.5%)
Media (0.7%)
Jones Intercable, Inc.
7.625% 04/15/08	110,000	115,146
Time Warner, Inc.
6.125% 04/15/06	400,000	400,780
		515,926
Telecommunication Services (2.8%)
Deutsche Telekom International Finance BV
8.500% 06/15/10	250,000	276,878
New Cingular Wireless Services, Inc
7.500% 05/01/07	300,000	308,961
SBC Communications, Inc.
5.750% 05/02/06	325,000	325,676
Sprint Capital Corp.
6.375% 05/01/09	245,000	252,972
Verizon Global Funding Corp.
7.600% 03/15/07	575,000	590,772
Vodafone Group PLC
7.750% 02/15/10	150,000	163,680
		1,918,939
		2,434,865
Consumer Cyclical (1.2%)
Auto Manufacturers (0.3%)
DaimlerChrysler NA Holding Corp.
4.750% 01/15/08	200,000	197,890
Retail (0.9%)
Costco Wholesale Corp.
5.500% 03/15/07	275,000	276,502
Wal-Mart Stores, Inc.
4.000% 01/15/10	375,000	362,186
		638,688
		836,578
Consumer Non-Cyclical (4.7%)
Beverages (1.6%)
Bottling Group LLC
2.450% 10/16/06	375,000	368,692
Coca-Cola Enterprises, Inc.
5.750% 11/01/08	325,000	331,757

See Accompanying Notes to Financial Statements.

32

CMG SHORT TERM BOND FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Beverages (continued)
Diageo Capital PLC
3.375% 03/20/08	$400,000	$386,624
		1,087,073
Food (1.4%)
General Mills, Inc.
2.625% 10/24/06	450,000	442,606
Kroger Co.
7.650% 04/15/07	275,000	282,508
Safeway, Inc.
4.950% 08/16/10	280,000	272,328
		997,442
Healthcare Products (0.3%)
Baxter FinCo BV
4.750% 10/15/10 (a)	250,000	244,703
Healthcare Services (0.9%)
UnitedHealth Group, Inc.
3.375% 08/15/07	350,000	341,740
WellPoint, Inc.
6.375% 06/15/06	250,000	251,350
		593,090
Household Products/Wares (0.5%)
Fortune Brands, Inc.
5.125% 01/15/11	325,000	323,346
		3,245,654
Energy (1.6%)
Oil & Gas (1.6%)
ChevronTexaco Capital Co.
3.500% 09/17/07	375,000	366,979
Devon Energy Corp.
2.750% 08/01/06	400,000	395,640
Marathon Oil Corp.
5.375% 06/01/07	350,000	351,452
		1,114,071
Financials (15.2%)
Banks (3.2%)
Marshall & Ilsley Corp.
4.375% 08/01/09	425,000	416,810
U.S. Bancorp
3.125% 03/15/08	450,000	433,872
Wachovia Corp.
3.500% 08/15/08	600,000	580,518
Wells Fargo & Co.
4.520% 03/10/08 (b)	750,000	750,285
		2,181,485

See Accompanying Notes to Financial Statements.

33

CMG SHORT TERM BOND FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Diversified Financial Services (8.7%)
American Express Credit Corp.
3.000% 05/16/08	$350,000	$335,128
American General Finance Corp.
3.000% 11/15/06	175,000	172,379
Bear Stearns Co. Inc.
6.500% 05/01/06	225,000	225,911
Capital One Bank
4.875% 05/15/08	150,000	148,961
Caterpillar Financial Services Corp.
3.625% 11/15/07	425,000	415,017
CIT Group, Inc.
4.125% 02/21/06	250,000	249,917
Citigroup, Inc.
4.250% 07/29/09	450,000	439,839
Countrywide Home Loans, Inc.
2.875% 02/15/07	350,000	342,212
Credit Suisse First Boston USA, Inc.
4.875% 08/15/10	250,000	247,320
General Electric Capital Corp.
4.250% 01/15/08	500,000	493,600
Goldman Sachs Group, Inc.
5.000% 01/15/11	375,000	372,679
HSBC Finance Corp.
6.400% 06/17/08	350,000	360,276
JPMorgan Chase & Co.
3.800% 10/02/09	550,000	526,834
Lehman Brothers Holdings, Inc.
5.000% 01/14/11	350,000	348,411
Merrill Lynch & Co., Inc.
4.125% 01/15/09	325,000	316,846
Morgan Stanley
3.875% 01/15/09	475,000	459,524
Pitney Bowes Credit Corp.
5.750% 08/15/08	250,000	254,540
USA Education, Inc.
5.625% 04/10/07	300,000	302,274
		6,011,668
Insurance (1.7%)
Allstate Financial Global Funding II
2.625% 10/22/06 (a)	350,000	343,504
American International Group, Inc.
2.875% 05/15/08	500,000	477,140
Genworth Financial, Inc.
4.750% 06/15/09	350,000	345,993
		1,166,637
Real Estate Investment Trusts (0.6%)
American Health Properties
7.500% 01/15/07	400,000	408,208

See Accompanying Notes to Financial Statements.

34

CMG SHORT TERM BOND FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Savings & Loans (1.0%)
Washington Mutual, Inc.
4.200% 01/15/10	$475,000	$459,002
World Savings Bank
4.125% 03/10/08	250,000	245,980
		704,982
		10,472,980
Industrials (3.4%)
Aerospace & Defense (1.1%)
Boeing Co.
8.100% 11/15/06	375,000	383,985
United Technologies Corp.
4.875% 11/01/06	400,000	399,728
		783,713
Environmental Control (0.5%)
USA Waste Services, Inc.
7.125% 10/01/07	300,000	309,978
Machinery (0.4%)
John Deere Capital Corp.
4.625% 04/15/09	300,000	296,451
Transportation (1.4%)
Canadian National Railway Co.
6.450% 07/15/06 (b)	425,000	427,890
CSX Corp.
6.750% 03/15/11	225,000	239,618
Union Pacific Corp.
3.875% 02/15/09	325,000	313,606
		981,114
		2,371,256
Technology (0.6%)
Computers (0.6%)
International Business Machines Corp.
4.250% 09/15/09	400,000	391,036
Utilities (1.7%)
Electric (0.9%)
Exelon Generation Co. LLC
6.950% 06/15/11	350,000	375,581
Scottish Power PLC
4.910% 03/15/10	275,000	271,538
		647,119
Gas (0.8%)
Kinder Morgan Energy Partners LP
6.750% 03/15/11	275,000	291,646

See Accompanying Notes to Financial Statements.

35

CMG SHORT TERM BOND FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Gas (continued)
Sempra Energy
4.750% 05/15/09	$250,000	$246,720
		538,366
		1,185,485
Total Corporate Fixed-Income Bonds & Notes (Cost of $22,563,813)		22,245,923
Asset-Backed Securities (16.8%)
Ameriquest Mortgage Securities, Inc.
4.730% 05/25/33 (b)	60,856	60,856
Bear Stearns Asset Backed Securities, Inc.
4.490% 06/25/35 (b)	605,555	605,749
CIT Equipment Collateral
2.200% 03/20/08	85,741	84,526
Cityscape Home Equity Loan Trust
7.410% 05/25/28	63,597	63,429
7.650% 09/25/25	332,102	331,030
Countrywide Asset-Backed Certificates
4.470% 08/25/35 (b)	317,166	317,192
IMC Home Equity Loan Trust
7.500% 04/25/26	457,013	458,139
7.520% 08/20/28	82,549	82,369
KeyCorp Student Loan Trust
4.400% 08/27/25 (b)	673,115	675,764
4.940% 01/27/23 (a)(b)	866,033	872,399
Long Beach Auto Receivables Trust
4.050% 04/15/11	1,700,000	1,667,462
Mastr Asset Backed Securities Trust
4.530% 11/25/35 (b)	1,075,656	1,076,204
New Century Home Equity Loan Trust
4.750% 01/25/34 (b)	204,267	204,961
Novastar Home Equity Loan
4.510% 01/25/36 (b)	600,679	600,932
SLM Student Loan Trust
5.090% 01/25/13 (b)	3,140,000	3,225,785
UCFC Home Equity Loan
6.315% 04/15/30	294,833	295,004
WFS Financial Owner Trust
2.810% 08/22/11	1,000,000	979,630
Total Asset-Backed Securities (Cost of $11,560,211)		11,601,431

See Accompanying Notes to Financial Statements.

36

CMG SHORT TERM BOND FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Collateralized Mortgage Obligations (16.4%)
Agency (4.4%)
Federal Home Loan Mortgage Corp.
3.000% 06/15/09	$890,657	$886,544
4.000% 09/15/15	640,000	623,563
4.500% 02/15/15	1,300,000	1,282,518
6.500% 11/15/30	45,304	45,431
Federal National Mortgage Association
4.930% 09/25/18 (b)	205,827	205,105
		3,043,161
Non-Agency (12.0%)
Bear Stearns Adjustable Rate Mortgage Trust
3.512% 06/25/34 (b)	1,000,000	978,000
Bear Stearns Asset Backed Securities, Inc.
5.000% 01/25/34 (b)	989,836	976,097
Countrywide Alternative Loan Trust
5.250% 08/25/35	1,325,210	1,318,981
5.500% 02/25/36	1,495,127	1,491,255
Countrywide Home Loan Mortgage Pass Through Trust
5.000% 02/25/33	1,300,000	1,283,282
IMPAC CMB Trust
4.760% 12/25/33 (b)	287,439	287,913
Ocwen Residential MBS Corp.
7.000% 10/25/40 (a)(b)	20,406	20,340
PNC Mortgage Securities Corp.
1.000% 04/28/27 (b)	6,933	6,344
SACO I, Inc.
4.580% 04/25/35 (a)(b)	918,406	918,001
7.000% 08/25/36 (a)	201,565	199,650
Structured Asset Securities Corp.
5.750% 04/25/33	791,044	782,931
		8,262,794
Total Collateralized Mortgage Obligations (Cost of $11,372,049)		11,305,955
Mortgage-Backed Securities (13.6%)
Federal Home Loan Mortgage Corp.
4.000% 05/01/11	1,607,740	1,561,916
4.500% 11/01/07	565,963	562,758
5.000% 11/01/20	986,288	974,496
5.500% 07/01/19	1,559,775	1,568,569
5.500% 01/01/21	800,000	804,570
Federal National Mortgage Association
4.500% 01/01/20	1,798,980	1,751,017
5.000% 08/01/19	749,694	741,166
5.000% 05/01/20	229,087	226,343
6.000% 03/01/09	26,246	26,360
6.000% 05/01/09	276,806	277,999

See Accompanying Notes to Financial Statements.

37

CMG SHORT TERM BOND FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Mortgage-Backed Securities (continued)
Small Business Administration
4.875% 10/25/21 (b)	$15,976	$15,982
4.875% 03/25/22 (b)	122,208	122,257
4.875% 06/25/22 (b)	406,355	406,535
5.000% 07/25/21 (b)	54,213	53,306
5.000% 11/25/21 (b)	52,807	52,850
5.375% 01/25/17 (b)	221,927	220,140
Total Mortgage-Backed Securities (Cost of $9,493,688)		9,366,264
Government & Agency Obligations (13.2%)
Foreign Government Obligations (2.5%)
Morocco Government AID Bond
2.464% 05/01/23 (b)	350,000	348,250
Province of Ontario
6.000% 02/21/06	250,000	250,173
Province of Quebec
7.000% 01/30/07	450,000	459,427
Republic of Italy
2.500% 03/31/06	400,000	398,556
United Mexican States
4.625% 10/08/08	275,000	273,075
		1,729,481
U.S. Government Agencies (3.1%)
Federal Home Loan Bank
3.000% 05/15/06	125,000	124,409
Federal National Mortgage Association
4.000% 10/16/06	2,000,000	1,988,604
		2,113,013
U.S. Government Obligations (7.6%)
U.S. Treasury Notes
3.375% 10/15/09	3,110,000	2,991,674
3.875% 01/15/09	2,145,239	2,269,259
		5,260,933
Total Government & Agency Obligations (Cost of $9,211,111)		9,103,427
Commercial Mortgage-Backed Securities (5.2%)
LB-UBS Commercial Mortgage Trust
5.642% 12/15/25	777,590	783,056
Nationslink Funding Corp.
6.888% 11/10/30	500,000	510,485
Nomura Asset Securities Corp.
7.120% 04/13/39	530,000	530,991
Prudential Securities Secured Financing Corp.
6.480% 11/01/31	1,719,646	1,757,719
Total Commercial Mortgage-Backed Securities (Cost of $3,710,234)		3,582,251

See Accompanying Notes to Financial Statements.

38

CMG SHORT TERM BOND FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (2.4%)
Repurchase agreement with State Street Bank & Trust Co., dated 01/31/06, due 02/01/06 at 4.270%, collateralized by a U.S. Government Agency Obligation maturing 05/15/15, market value of $1,654,744 (repurchase proceeds $1,621,192)	$1,621,000	$1,621,000
Total Short-Term Obligation (Cost of $1,621,000)		1,621,000
Total Investments (99.8%) (Cost of $69,532,106) (c)		68,826,251
Other Assets & Liabilities, Net (0.2%)		160,825
Net Assets (100.0%)		$68,987,076

Notes to Schedule of Investments:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2006, these securities, which are not illiquid, amounted to $2,598,597, which represents 3.8% of net assets.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at January 31, 2006.

(c)  Cost for federal income tax purposes is $69,890,501.

At January 31,2006, the Fund held the following open short futures contract:

Type	Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
2-Year U.S. Treasury Note	30	$6,145,313	$6,156,563	Mar-2006	$11,250

On January 31, 2006, cash of $10,500 was pledged as collateral for open futures contracts and was being held by the broker of the futures contracts.

At January 31, 2006, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Corporate Fixed-Income Bonds & Notes	32.2%
Asset-Backed Securities	16.8
Collateralized Mortgage Obligations	16.4
Mortgage-Backed Securities	13.6
Government & Agency Obligations	13.2
Commercial Mortgage-Backed Securities	5.2
Short-Term Obligation	2.4
Other Assets & Liabilities, Net	0.2
100.0%

See Accompanying Notes to Financial Statements.

39

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

January 31, 2006 (Unaudited)

	Par	Value
Corporate Fixed-Income Bonds & Notes (34.5%)
Communications (1.2%)
Telecommunications (1.2%)
France Telecom SA
7.200% 03/01/06	$400,000	$400,732
Sprint Capital Corp.
4.780% 08/17/06	600,000	599,478
		1,000,210
Consumer Cyclical (5.4%)
Apparel (1.5%)
Jones Apparel Group, Inc.
7.875% 06/15/06	500,000	504,815
Nike, Inc.
5.500% 08/15/06	750,000	752,355
		1,257,170
Auto Manufacturers (1.2%)
DaimlerChrysler North America Holding Corp.
4.990% 05/24/06 (a)	600,000	600,300
6.400% 05/15/06	455,000	456,574
		1,056,874
Retail (1.8%)
McDonald's Corp.
5.375% 04/30/07	610,000	612,074
Target Corp.
5.950% 05/15/06	885,000	887,823
		1,499,897
Textiles (0.9%)
Cintas Corp.
5.125% 06/01/07	750,000	751,568
		4,565,509
Consumer Non-Cyclical (5.2%)
Agriculture (0.8%)
Altria Group, Inc.
6.375% 02/01/06	200,000	199,972
Cargill, Inc.
6.250% 05/01/06 (b)	500,000	501,625
		701,597
Beverages (1.5%)
Bottling Group LLC
2.450% 10/16/06	700,000	688,226
Coca-Cola Enterprises, Inc.
5.375% 08/15/06	550,000	551,546
		1,239,772
Food (1.8%)
Campbell Soup Co.
6.900% 10/15/06	750,000	759,615

See Accompanying Notes to Financial Statements.

40

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Food (continued)
Sysco Corp.
7.000% 05/01/06	$750,000	$753,967
		1,513,582
Healthcare Services (0.6%)
WellPoint, Inc.
3.750% 12/14/07	500,000	488,100
Pharmaceuticals (0.5%)
Abbott Laboratories
5.625% 07/01/06	400,000	401,264
		4,344,315
Energy (0.5%)
Oil & Gas (0.5%)
Ras Laffan Liquefied Natural Gas Co., Ltd.
3.437% 09/15/09 (b)	409,750	394,454
Financials (18.7%)
Banks (0.6%)
Bank One Corp.
4.590% 02/27/06 (a)	545,000	544,896
Diversified Financial Services (15.3%)
American Honda Finance Corp.
4.400% 08/23/07 (a)(b)	500,000	500,130
Capital One Bank
6.875% 02/01/06	925,000	925,055
CIT Group, Inc.
4.540% 02/15/07 (a)	1,000,000	1,001,800
6.500% 02/07/06	360,000	360,065
Countrywide Home Loans, Inc.
3.250% 05/21/08	500,000	479,280
Credit Suisse First Boston USA, Inc.
4.840% 02/15/07 (a)	1,000,000	1,004,850
4.875% 08/15/10	200,000	197,856
Ford Motor Credit Co.
6.875% 02/01/06	150,000	149,975
General Electric Capital Corp.
5.350% 03/30/06	500,000	500,535
6.500% 12/10/07	500,000	513,475
Goldman Sachs Group, Inc.
4.255% 01/09/07 (a)	1,500,000	1,501,530
Household Financial Corp.
7.650% 05/15/07	650,000	671,067
John Deere Capital Corp.
3.625% 05/25/07	500,000	491,570
Merrill Lynch & Co.
3.000% 04/30/07	200,000	195,378
4.697% 06/06/06 (a)	700,000	700,497
4.773% 05/22/06 (a)	600,000	603,728

See Accompanying Notes to Financial Statements.

41

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Diversified Financial Services (continued)
Morgan Stanley
4.540% 11/24/06 (a)	$1,500,000	$1,500,660
SLM Corp.
4.691% 09/15/06 (a)	1,510,000	1,510,317
		12,807,768
Insurance (2.2%)
Berkshire Hathaway Finance Corp.
4.400% 05/16/08 (a)	500,000	499,930
Genworth Financial, Inc.
4.641% 06/15/07 (a)	1,100,000	1,101,485
Prudential Financial, Inc.
4.104% 11/15/06	225,000	223,601
		1,825,016
Savings & Loans (0.6%)
World Savings Bank FSB
4.125% 03/10/08	500,000	491,960
		15,669,640
Industrials (1.0%)
Aerospace & Defense (0.6%)
United Technologies Corp.
7.000% 09/15/06	500,000	506,765
Transportation (0.4%)
CSX Corp.
4.561% 08/03/06 (a)	387,000	387,000
		893,765
Information Technology (0.3%)
IT Services (0.3%)
First Data Corp.
4.700% 11/01/06	300,000	299,244
Utilities (2.2%)
Electric (2.2%)
Alabama Power Co.
2.650% 02/15/06	400,000	399,604
2.800% 12/01/06	400,000	392,824
Georgia Power Co.
6.200% 02/01/06	300,000	299,958
Wisconsin Electric Power Co.
3.500% 12/01/07	750,000	730,095
		1,822,481
Total Corporate Fixed-Income Bonds & Notes (Cost of $29,100,398)		28,989,618

See Accompanying Notes to Financial Statements.

42

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Asset-Backed Securities (27.7%)
AmeriCredit Automobile Receivables Trust
3.930% 10/06/11	$500,000	$485,890
4.310% 09/08/08	1,100,000	1,097,481
Ameriquest Mortgage Securities, Inc.
5.000% 06/25/06 I.O. (c)	4,412,500	82,337
Capital One Auto Finance Trust
4.790% 05/15/09	1,000,000	999,140
Centex Home Equity
4.490% 10/25/35 (a)	855,102	855,512
6.540% 01/25/32	289,728	288,033
Chase Credit Card Master Trust
4.490% 02/15/10 (a)	1,000,000	1,003,040
Chase Funding Mortgage Loan Asset-Backed Certificates
7.140% 09/25/28	181,403	180,977
Chase Manhattan Auto Owner Trust
4.770% 03/15/08	800,000	799,512
DaimlerChrysler Auto Trust
3.090% 01/08/08	212,304	211,358
Franklin Auto Trust
3.130% 11/15/11	500,000	489,835
4.910% 04/20/10	1,000,000	999,500
Gracechurch Card Funding PLC
4.480% 03/15/10 (a)	1,000,000	1,002,330
GS Auto Loan Trust
4.320% 05/15/08	750,000	748,073
Harley-Davidson Motorcycle Trust
2.630% 11/15/10	195,290	191,290
Honda Auto Receivables Owner Trust
4.850% 06/18/08	750,000	749,723
Household Automotive Trust
2.220% 11/17/09	750,000	738,548
Long Beach Auto Receivables Trust
4.050% 04/15/11	800,000	784,688
4.080% 06/15/10	700,000	692,153
4.325% 06/15/09	850,000	847,169
Long Beach Mortgage Loan Trust
4.500% 12/25/06 I.O. (c)	3,663,688	101,704
MBNA Credit Card Master Note Trust
5.750% 10/15/08 (d)	439,000	440,357
Nissan Auto Lease Trust
2.570% 06/15/09	298,291	295,758
4.271% 11/15/06	638,751	638,087
Onyx Acceptance Grantor Trust
2.400% 12/15/07	39,417	39,346
3.090% 09/15/08	307,638	304,977
Ownit Mortgage Loan Asset Backed Certificates
5.424% 12/25/36 (a)	726,000	725,492
Providian Gateway Master Trust
3.350% 09/15/11 (b)	1,500,000	1,462,815

See Accompanying Notes to Financial Statements.

43

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Asset-Backed Securities (continued)
Residential Asset Mortgage Products, Inc.
3.420% 10/25/27 (a)	$1,056,447	$1,046,929
3.810% 01/25/26	456,444	453,495
Residential Funding Mortgage Securities II, Inc.
4.500% 09/25/35 (a)	866,365	866,729
Soundview Home Equity Loan Trust
4.550% 04/25/35 (a)	260,852	260,933
USAA Auto Owner Trust
2.930% 07/16/07	116,149	115,762
Volkswagen Auto Loan Enhanced Trust
2.270% 10/22/07	95,916	95,239
WFS Financial Owner Trust
1.760% 01/21/08	10,742	10,728
2.850% 09/22/08	489,599	486,602
3.020% 05/20/11	739,122	727,806
3.150% 05/20/11	1,000,000	985,270
3.250% 05/20/11	1,000,000	985,230
Total Asset-Backed Securities (Cost of $23,394,055)		23,289,848
Government & Agency Obligations (14.8%)
Foreign Government Bonds (1.2%)
Italy Government International Bond
4.000% 06/16/08	1,000,000	982,700
U.S. Government Agencies (11.5%)
Federal Home Loan Bank
2.625% 02/16/07	500,000	488,793
5.375% 02/15/07	1,250,000	1,256,458
Federal Home Loan Mortgage Corp.
2.750% 10/15/06	1,500,000	1,479,172
2.810% 02/02/06	1,000,000	999,948
2.875% 12/15/06	2,000,000	1,967,112
3.750% 11/15/06	1,000,000	991,985
4.125% 04/02/07	2,000,000	1,983,704
Federal National Mortgage Association
4.325% 09/07/06 (a)	500,000	499,920
		9,667,092
U.S. Government Obligations (2.1%)
U.S. Treasury Notes
2.500% 10/31/06	1,300,000	1,280,297
3.125% 01/31/07	500,000	492,832
		1,773,129
Total Government & Agency Obligations (Cost of $12,528,835)		12,422,921

See Accompanying Notes to Financial Statements.

44

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Collateralized Mortgage Obligations (9.5%)
Agency (6.6%)
Federal Home Loan Mortgage Corp.
4.000% 05/15/14	$100,000	$97,763
4.000% 07/15/24	551,491	542,629
4.250% 03/15/17	913,926	906,649
5.000% 11/15/15	299,676	298,721
5.000% 02/15/16	1,003,187	999,650
5.500% 04/15/27	1,937,586	1,949,871
Federal National Mortgage Association
5.000% 01/25/23	761,160	757,961
		5,553,244
Non-Agency (2.9%)
Opteum Mortgage Acceptance Corp.
5.470% 12/25/35	792,928	792,167
Paragon Mortgages PLC
4.370% 06/15/41 (a)(b)	500,000	500,000
Washington Mutual
3.624% 04/25/35 (a)	300,155	299,089
4.843% 10/25/35 (a)	799,736	792,706
		2,383,962
Total Collateralized Mortgage Obligations (Cost of $8,010,383)		7,937,206
Municipal Bonds (5.0%)
CA El Dorado Irrigation District Certificates of Participation
Series 2004 B,
2.950% 03/01/34 (a)(e)	500,000	499,820
KS Wyandotte County Kansas City Unified Government Special Obligation Revenue,
1 st Lien,
Series 2005,
4.670% 12/01/09 (a)(e)	500,000	495,650
NJ Camden County Improvement Authority
Series 2005,
4.220% 08/03/06 (a)(e)	500,000	498,160
NY City
Series 2005 L,
4.000% 12/01/06 (a)(e)	300,000	297,576
NY Urban Development Corp. Revenue
Series 2004 B-3,
3.580% 12/15/07 (a)(e)	800,000	781,000
OH Knowledge Works Foundation Student Loan Revenue
Series 2000 A-3,
4.181% 11/01/35 (a)(e)	500,000	500,000
OK Student Loan Authority
Series 2000 A-1,
4.320% 06/01/30 (a)(e)	500,000	500,000

See Accompanying Notes to Financial Statements.

45

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Municipal Bonds (continued)
PA Convention Center Authority Revenue
Series A,
4.380% 03/01/06 (a)(e)	$625,000	$625,000
Total Municipal Bonds (Cost of $4,225,888)		4,197,206
Mortgage-Backed Securities (4.1%)
Federal Home Loan Mortgage Corp.
5.000% 12/01/19	1,719,694	1,700,128
Federal National Mortgage Association
6.000% 09/01/19	1,381,596	1,411,917
6.500% 07/01/34	281,668	289,221
Total Mortgage-Backed Obligations (Cost of $3,484,730)		3,401,266
Short-Term Obligation (4.2%)
Repurchase agreement with State Street Bank & Trust Co., dated 01/31/06, due 02/01/06 at 4.270%, collateralized by a U.S. Treasury Bond maturing 02/15/26, market value of $3,604,920 (repurchase proceeds $3,532,419).	3,532,000	3,532,000
Total Short-Term Obligation (Cost of $3,532,000)		3,532,000
Total Investments (99.8%) (Cost of $84,276,289) (f)		83,770,065
Other Assets & Liabilities, Net (0.2%)		179,245
Net Assets (100.0%)		$83,949,310
Notes to Schedule of Investments:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at January 31, 2006.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2006, these securities, which are not illiquid, amounted to $3,359,024, which represents 4.0% of net assets.

(c)  Accrued interest accumulates in the value of this security and is payable at redemption.

(d)  Investments in affiliates during the six months ended January 31, 2006:
Security name: MBNA Credit Card Master Note Trust, 5.750% 10/15/08

Par as of 07/31/05:	$439,000
Par purchased:	-
Par sold:	-
Par as of 01/31/06:	$439,000
Net realized gain:	$-
Interest income earned:	$2,104
Value at end of period:	$440,357

(e)  Auction rate security. A debt security in which the interest rate is reset periodically, at intervals established at the time of issuance.

(f)  Cost for federal income tax purposes is $84,540,977.

See Accompanying Notes to Financial Statements.

46

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

At January 31, 2006, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Corporate Fixed-Income Bonds & Notes	34.5%
Asset-Backed Securities	27.7
Government & Agency Obligations	14.8
Collateralized Mortgage Obligations	9.5
Municipal Bonds	5.0
Mortgage-Backed Securities	4.1
Short-Term Obligation	4.2
Other Assets & Liabilities, Net	0.2
100.0%

Acronym	Name
I.O.	Interest only security

See Accompanying Notes to Financial Statements.

47

CMG HIGH YIELD FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

January 31, 2006 (Unaudited)

	Par	Value
Corporate Fixed-Income Bonds & Notes (95.3%)
Basic Materials (5.3%)
Chemicals (3.0%)
Chemicals-Diversified (1.5%)
EquiStar Chemicals LP
10.125% 09/01/08	$950,000	$1,030,750
10.625% 05/01/11	585,000	643,500
NOVA Chemicals Corp.
6.500% 01/15/12	855,000	822,937
7.561% 11/15/13 (a)(b)	380,000	383,800
		2,880,987
Chemicals-Specialty (0.7%)
Nalco Co.
7.750% 11/15/11	1,385,000	1,416,163
Industrial-Gases (0.8%)
Airgas, Inc.
9.125% 10/01/11	1,545,000	1,645,425
		5,942,575
Forest Products & Paper (1.3%)
Paper & Related Products (1.3%)
Boise Cascade LLC
7.125% 10/15/14	2,660,000	2,467,150
Iron/Steel (1.0%)
Steel-Producers (1.0%)
Russel Metals, Inc.
6.375% 03/01/14	1,260,000	1,231,650
United States Steel Corp.
9.750% 05/15/10	750,000	818,438
		2,050,088
		10,459,813
Communications (10.3%)
Media (6.4%)
Cable TV (2.3%)
DirecTV Holdings LLC
8.375% 03/15/13	909,000	978,311
EchoStar DBS Corp.
5.750% 10/01/08	250,000	246,875
6.625% 10/01/14	1,270,000	1,235,075
Rogers Cable, Inc.
7.875% 05/01/12	1,880,000	2,030,400
		4,490,661
Multimedia (1.5%)
Emmis Operating Co.
6.875% 05/15/12	1,495,000	1,453,888

See Accompanying Notes to Financial Statements.

48

CMG HIGH YIELD FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Media (continued)
Lamar Media Corp.
7.250% 01/01/13	$1,475,000	$1,534,000
		2,987,888
Publishing-Periodicals (1.9%)
Dex Media West LLC
5.875% 11/15/11	245,000	246,837
9.875% 08/15/13	1,260,000	1,392,300
R.H. Donnelley Finance Corp.
10.875% 12/15/12 (a)	1,820,000	2,047,500
		3,686,637
Television (0.7%)
LIN Television Corp.
6.500% 05/15/13	1,350,000	1,275,750
		12,440,936
Telecommunication Services (3.9%)
Cellular Telecommunications (2.2%)
Nextel Communications, Inc.
7.375% 08/01/15	1,835,000	1,936,916
Rogers Wireless, Inc.
7.500% 03/15/15	850,000	924,375
8.000% 12/15/12	1,485,000	1,577,812
		4,439,103
Telephone-Integrated (1.7%)
Citizens Communications Co.
9.000% 08/15/31	1,150,000	1,184,500
Qwest Corp.
8.875% 03/15/12	1,890,000	2,090,813
		3,275,313
		7,714,416
		20,155,352
Consumer Cyclical (22.7%)
Apparel (0.5%)
Apparel Manufacturers (0.5%)
Phillips-Van Heusen Corp.
7.250% 02/15/11	900,000	929,250
Auto Manufacturers (0.4%)
Auto-Medium & Heavy Duty Trucks (0.4%)
Navistar International Corp.
7.500% 06/15/11	840,000	831,600
Auto Parts & Equipment (1.0%)
Auto/Truck Parts & Equipment-Original (1.0%)
Accuride Corp.
8.500% 02/01/15	1,075,000	1,069,625

See Accompanying Notes to Financial Statements.

49

CMG HIGH YIELD FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Auto/Truck Parts & Equipment-Original (continued)
TRW Automotive, Inc.
9.375% 02/15/13	$750,000	$817,500
		1,887,125
Entertainment (3.1%)
Music (1.0%)
Warner Music Group
7.375% 04/15/14	2,035,000	2,024,825
Racetracks (1.2%)
Speedway Motorsports, Inc.
6.750% 06/01/13	2,340,000	2,386,800
Theaters (0.9%)
Cinemark USA, Inc.
9.000% 02/01/13	1,695,000	1,779,750
		6,191,375
Home Builders (3.3%)
Building-Residential/Commercial (3.3%)
Beazer Homes USA, Inc.
6.875% 07/15/15 (a)	1,350,000	1,316,250
K. Hovnanian Enterprises, Inc.
6.000% 01/15/10	875,000	846,562
6.375% 12/15/14	750,000	716,250
6.500% 01/15/14	1,050,000	1,017,187
KB Home
7.750% 02/01/10	225,000	233,438
8.625% 12/15/08	2,160,000	2,268,000
		6,397,687
Home Furnishings (0.7%)
Sealy Mattress Co.
8.250% 06/15/14	1,365,000	1,409,363
Leisure Time (2.1%)
Cruise Lines (1.3%)
Royal Caribbean Cruises Ltd.
6.875% 12/01/13	1,300,000	1,386,125
8.750% 02/02/11	1,030,000	1,163,900
		2,550,025
Leisure & Recreational Products (0.8%)
Leslie's Poolmart
7.750% 02/01/13	1,605,000	1,621,050
		4,171,075

See Accompanying Notes to Financial Statements.

50

CMG HIGH YIELD FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Lodging (7.5%)
Casino Hotels (5.9%)
CCM Merger, Inc.
8.000% 08/01/13 (a)	$1,240,000	$1,209,000
Chukchansi Economic Development Authority
8.000% 11/15/13 (a)	710,000	730,413
Kerzner International Ltd.
6.750% 10/01/15 (a)	1,270,000	1,235,075
MGM Mirage
6.000% 10/01/09	3,010,000	2,998,712
8.500% 09/15/10	740,000	804,750
Station Casinos, Inc.
6.875% 03/01/16	2,465,000	2,495,812
Wynn Las Vegas LLC
6.625% 12/01/14	2,105,000	2,052,375
		11,526,137
Hotels & Motels (1.6%)
Hilton Hotels Corp.
7.500% 12/15/17	500,000	542,190
Starwood Hotels & Resorts Worldwide, Inc.
7.875% 05/01/12	2,360,000	2,590,100
		3,132,290
		14,658,427
Retail (4.1%)
Retail-Automobiles (2.2%)
AutoNation, Inc.
9.000% 08/01/08	2,745,000	2,950,875
Group 1 Automotive, Inc.
8.250% 08/15/13	1,390,000	1,355,250
		4,306,125
Retail-Convenience Store (1.0%)
Couche-Tard
7.500% 12/15/13	1,855,000	1,919,925
Retail-Propane Distributors (0.2%)
AmeriGas Partners LP.
7.125% 05/20/16	480,000	478,200
Retail-Restaurants (0.7%)
Domino's, Inc.
8.250% 07/01/11	1,300,000	1,352,000
		8,056,250
		44,532,152

See Accompanying Notes to Financial Statements.

51

CMG HIGH YIELD FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Consumer Non-Cyclical (17.5%)
Beverages (3.0%)
Beverages-Non-Alcoholic (1.7%)
Cott Beverages, Inc.
8.000% 12/15/11	$3,185,000	$3,264,625
Beverages-Wine/Spirits (1.3%)
Constellation Brands, Inc.
8.125% 01/15/12	2,455,000	2,571,612
		5,836,237
Commercial Services (5.0%)
Commercial Services (2.2%)
Iron Mountain, Inc.
7.750% 01/15/15	1,850,000	1,882,375
8.625% 04/01/13	1,175,000	1,227,875
Mac-Gray Corp.
7.625% 08/15/15 (a)	1,340,000	1,360,100
		4,470,350
Funeral Services & Related Items (0.7%)
Stewart Enterprises, Inc.
7.250% 02/15/13 (a)	1,395,000	1,353,150
Private Corrections (1.1%)
Corrections Corp. of America
6.250% 03/15/13	765,000	753,525
7.500% 05/01/11	1,330,000	1,371,562
		2,125,087
Rental Auto/Equipment (1.0%)
NationsRent Companies, Inc.
9.500% 10/15/10	620,000	678,900
United Rentals, Inc.
7.000% 02/15/14	600,000	567,000
7.750% 11/15/13	725,000	715,938
		1,961,838
		9,910,425
Food (0.7%)
Food-Miscellaneous/Diversified (0.7%)
Del Monte Corp.
6.750% 02/15/15 (a)	1,325,000	1,321,688
Healthcare Services (6.8%)
Medical-HMO (1.5%)
Coventry Health Care, Inc.
5.875% 01/15/12	2,925,000	2,943,281

See Accompanying Notes to Financial Statements.

52

CMG HIGH YIELD FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Healthcare Services (continued)
Medical-Hospitals (2.9%)
Community Health Systems
6.500% 12/15/12	$450,000	$442,125
HCA, Inc.
6.950% 05/01/12	2,480,000	2,550,358
Triad Hospitals, Inc.
7.000% 05/15/12	2,700,000	2,767,500
		5,759,983
Medical-Nursing Homes (0.7%)
Extendicare Health Services, Inc.
6.875% 05/01/14	1,200,000	1,170,000
9.500% 07/01/10	255,000	269,662
		1,439,662
Medical-Outpatient/Home Medical (0.2%)
Select Medical Corp.
7.625% 02/01/15	410,000	364,900
Medical Products (1.5%)
Fisher Scientific International, Inc.
6.750% 08/15/14	2,730,000	2,846,025
		13,353,851
Household Products/Wares (0.6%)
Consumer Products-Miscellaneous (0.6%)
Scotts Co.
6.625% 11/15/13	1,180,000	1,203,600
Pharmaceuticals (1.4%)
Medical-Generic Drugs (0.5%)
Mylan Laboratories, Inc.
6.375% 08/15/15 (a)	1,020,000	1,030,200
Medical-Wholesale Drug Distribution (0.7%)
AmerisourceBergen Corp.
5.625% 09/15/12 (a)	1,330,000	1,326,675
Pharmacy Services (0.2%)
Omnicare, Inc.
6.750% 12/15/13	510,000	510,000
		2,866,875
		34,492,676
Energy (13.5%)
Coal (3.0%)
Arch Western Finance LLC
6.750% 07/01/13	2,130,000	2,161,950

See Accompanying Notes to Financial Statements.

53

CMG HIGH YIELD FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Coal (continued)
Massey Energy Co.
6.875% 12/15/13 (a)	$1,115,000	$1,128,937
Peabody Energy Corp.
6.875% 03/15/13	2,435,000	2,532,400
		5,823,287
Oil & Gas (5.8%)
Oil & Gas Drilling (0.8%)
Pride International, Inc.
7.375% 07/15/14	1,410,000	1,519,275
Oil Companies-Exploration & Production (4.7%)
Chesapeake Energy Corp.
6.375% 06/15/15	2,960,000	2,945,200
Compton Petroleum Corp.
7.625% 12/01/13 (a)	620,000	626,200
Newfield Exploration Co.
6.625% 09/01/14	1,580,000	1,631,350
Plains Exploration & Production Co.
7.125% 06/15/14	2,035,000	2,136,750
Pogo Producing Co.
6.625% 03/15/15 (a)	2,025,000	1,994,625
		9,334,125
Oil Refining & Marketing (0.3%)
Tesoro Corp.
6.625% 11/01/15 (a)	665,000	667,494
		11,520,894
Oil & Gas Services (2.1%)
Oil-Field Services (1.6%)
Compagnie Generale de Geophysique SA
7.500% 05/15/15 (a)	100,000	103,531
Hornbeck Offshore Services, Inc.
6.125% 12/01/14	1,480,000	1,480,000
Universal Compression, Inc.
7.250% 05/15/10	1,615,000	1,667,488
		3,251,019
Oil Field Machinery & Equipment (0.5%)
Grant Prideco, Inc.
6.125% 08/15/15 (a)	890,000	892,225
		4,143,244
Pipelines (2.6%)
Atlas Pipeline Partners LP
8.125% 12/15/15 (a)	475,000	488,656
MarkWest Energy Partners LP
6.875% 11/01/14 (a)	1,560,000	1,427,400

See Accompanying Notes to Financial Statements.

54

CMG HIGH YIELD FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Pipelines (continued)
Williams Companies, Inc.
6.375% 10/01/10 (a)	$190,000	$190,950
8.125% 03/15/12	2,740,000	2,993,450
		5,100,456
		26,587,881
Financials (1.5%)
Diversified Financial Services (0.7%)
Finance-Investment Banker/Broker (0.7%)
E*Trade Financial Corp.
7.375% 09/15/13 (a)	1,290,000	1,319,025
LaBranche & Co., Inc.
11.000% 05/15/12	125,000	138,438
		1,457,463
Real Estate Investment Trusts (0.8%)
REITs-Hotels (0.8%)
Host Marriott LP
6.375% 03/15/15	1,515,000	1,503,637
		2,961,100
Industrials (16.0%)
Aerospace & Defense (1.9%)
Aerospace/Defense-Equipment (1.2%)
DRS Technologies, Inc.
6.625% 02/01/16	700,000	701,750
Sequa Corp.
9.000% 08/01/09	715,000	777,563
TransDigm, Inc.
8.375% 07/15/11	840,000	884,100
		2,363,413
Electronics-Military (0.7%)
L-3 Communications Corp.
6.375% 10/15/15 (a)	1,460,000	1,452,700
		3,816,113
Environmental Control (1.4%)
Non-Hazardous Waste Disposal (1.4%)
Allied Waste North America, Inc.
5.750% 02/15/11	10,000	9,550
6.375% 04/15/11	2,725,000	2,684,125
6.500% 11/15/10	20,000	19,975
		2,713,650
Machinery-Diversified (2.0%)
Machinery-General Industry (2.0%)
Manitowoc Co., Inc.
7.125% 11/01/13	1,195,000	1,230,850
Westinghouse Air Brake Technologies, Inc.
6.875% 07/31/13	2,590,000	2,654,750
		3,885,600

See Accompanying Notes to Financial Statements.

55

CMG HIGH YIELD FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Miscellaneous Manufacturing (0.7%)
Diversified Manufacturing Operators (0.7%)
Bombardier, Inc.
6.300% 05/01/14 (a)	$1,000,000	$910,000
Trinity Industries, Inc.
6.500% 03/15/14	435,000	437,175
		1,347,175
Packaging & Containers (4.9%)
Containers-Metal/Glass (4.1%)
Ball Corp.
6.875% 12/15/12	1,945,000	1,983,900
Crown Americas
7.750% 11/15/15 (a)	775,000	802,125
Owens-Brockway Glass Container, Inc.
8.875% 02/15/09	1,115,000	1,163,782
Owens-Illinois, Inc.
7.500% 05/15/10	1,900,000	1,928,500
Silgan Holdings, Inc.
6.750% 11/15/13	2,180,000	2,174,550
		8,052,857
Containers-Paper/Plastic (0.8%)
Smurfit-Stone Container Corp.
8.375% 07/01/12	1,555,000	1,483,081
Stone Container Finance
7.375% 07/15/14	75,000	67,500
		1,550,581
		9,603,438
Transportation (5.1%)
Transportation-Marine (4.2%)
Overseas Shipholding Group
8.250% 03/15/13	1,855,000	1,989,487
Stena AB
7.500% 11/01/13	1,765,000	1,742,938
Teekay Shipping Corp.
8.875% 07/15/11	4,030,000	4,503,525
		8,235,950
Transportation-Services (0.9%)
Offshore Logistics, Inc.
6.125% 06/15/13	1,935,000	1,843,087
		10,079,037
		31,445,013
Technology (1.0%)
Office/Business Equipment (0.3%)
Office Automation & Equipment (0.3%)
Xerox Corp.
7.125% 06/15/10	600,000	624,750

See Accompanying Notes to Financial Statements.

56

CMG HIGH YIELD FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Semiconductors (0.7%)
Electronic Components - Semiconductors (0.7%)
Freescale Semiconductor, Inc.
6.875% 07/15/11	$1,330,000	$1,389,850
		2,014,600
Utilities (7.5%)
Electric (7.0%)
Electric-Generation (3.5%)
AES Corp.
7.750% 03/01/14	3,035,000	3,201,925
Edison Mission Energy
7.730% 06/15/09	490,000	506,537
Texas Genco LLC
6.875% 12/15/14 (a)	2,885,000	3,133,110
		6,841,572
Electric-Integrated (2.3%)
CMS Energy Corp.
6.875% 12/15/15	410,000	416,150
8.500% 04/15/11	260,000	282,425
Nevada Power Co.
5.875% 01/15/15	705,000	709,406
6.500% 04/15/12	735,000	763,481
NorthWestern Corp.
5.875% 11/01/14	175,000	174,563
TECO Energy, Inc.
6.750% 05/01/15	1,280,000	1,347,200
7.000% 05/01/12	840,000	886,200
		4,579,425
Independent Power Producer (1.2%)
Mirant North America LLC
7.375% 12/31/13 (a)	935,000	951,363
MSW Energy Holdings LLC
7.375% 09/01/10	540,000	556,200
NRG Energy, Inc.
7.250% 02/01/14	380,000	386,175
7.375% 02/01/16	380,000	387,125
		2,280,863
		13,701,860
Gas (0.5%)
Gas-Distribution (0.5%)
Colorado Interstate Gas Co.
6.800% 11/15/15 (a)	1,055,000	1,103,794
		14,805,654
Total Corporate Fixed-Income Bonds & Notes (Cost of $188,222,795)		187,454,241

See Accompanying Notes to Financial Statements.

57

CMG HIGH YIELD FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (2.8%)
Repurchase agreement with State Street Bank & Trust Co., dated 01/31/06, due 02/01/06 at 4.270%, collateralized by a U.S. Treasury Bond maturing 05/15/15, market value of $5,584,150 (repurchase proceeds $5,473,649)	$5,473,000	$5,473,000
Total Short-Term Obligation (Cost of $5,473,000)		5,473,000
Total Investments (98.1%) (Cost of $193,695,795) (c)		192,927,241
Other Assets & Liabilities, Net (1.9%)		3,769,955
Net Assets (100.0%)		$196,697,196
Notes to Schedule of Investments:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2006, these securities, which are not illiquid, amounted to $30,505,986, which represents 15.5% of net assets.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at January 31, 2006.

(c)  Cost for federal income tax purposes is $194,815,500.

At January 31, 2006, the asset allocation of the Fund is as follows:

Asset allocation	% of Net Assets
Consumer Cyclical	22.7%
Consumer Non-Cyclical	17.5
Industrials	16.0
Energy	13.5
Communications	10.3
Utilities	7.5
Basic Materials	5.3
Financials	1.5
Technology	1.0
Short-Term Obligation	2.8
Other Assets & Liabilities, Net	1.9
100.0%

See Accompanying Notes to Financial Statements.

58

STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2006 (Unaudited)

	CMG Core Bond Fund	CMG Short Term Bond Fund	CMG Ultra Short Term Bond Fund	CMG High Yield Fund
ASSETS:
Investments, at identified cost (including repurchase agreements)	$48,905,265	$69,532,106	$83,816,779	$193,695,795
Affiliated investments, at cost	-	-	459,510	-
Investments, at value	$47,715,139	$67,205,251	$79,797,708	$187,454,241
Affiliated investments, at value	-	-	440,357	-
Repurchase agreement	721,000	1,621,000	3,532,000	5,473,000
Cash	983	-	648	297
Cash at broker	-	10,500	-	-
Receivable for:				-
Investments sold	238,724	-	980,951	1,457,053
Fund shares sold	-	-	62,000	173,363
Interest	453,778	469,846	654,574	3,498,884
Foreign tax reclaim	-	-	822	-
Futures variation margin	703	1,406	-	-
Expense reimbursement due from Investment Advisor	6,545	4,938	6,853	6,569
Deferred Trustees' compensation plan	2,746	3,880	1,883	6,039
Other assets	1,253	-	1,377	3,782
Total Assets	49,140,871	69,316,821	85,479,173	198,073,228
LIABILITIES:
Payable for:
Payable to custodian bank	-	9,670	-	-
Investments purchased	338,490	-	1,299,308	864,875
Fund shares repurchased	-	163,414	-	114,417
Distributions	163,394	117,646	194,771	303,025
Investment advisory fee	11,751	17,253	17,290	69,054
Audit fee	15,304	15,457	16,111	18,347
Trustee legal council fees	492	580	500	275
Deferred Trustees' fees	2,746	3,880	1,883	6,039
Other liabilities	-	1,845	-	-
Total liabilities	532,177	329,745	1,529,863	1,376,032
NET ASSETS	$48,608,694	$68,987,076	$83,949,310	$196,697,196
NET ASSETS consist of:
Paid-in capital	$50,249,507	$73,992,790	$85,922,629	$244,403,910
Overdistributed net investment income	(248,250)	(548,262)	(814,815)	(1,830,586)
Accumulated net realized gain (loss)	(929,062)	(3,762,847)	(652,280)	(45,107,574)
Net unrealized appreciation (depreciation) on:
Investments	(469,126)	(705,855)	(506,224)	(768,554)
Futures contracts	5,625	11,250	-	-
NET ASSETS	$48,608,694	$68,987,076	$83,949,310	$196,697,196
Shares of capital stock outstanding	4,744,027	5,898,800	8,712,078	24,751,508
Net asset value, offering and redemption price per share	$10.25	$11.70	$9.64	$7.95

See Accompanying Notes to Financial Statements.

59

STATEMENTS OF OPERATIONS

For the Six Months Ended January 31, 2006 (Unaudited)

	CMG Core Bond Fund	CMG Short Term Bond Fund	CMG Ultra Short Term Bond Fund	CMG High Yield Fund
NET INVESTMENT INCOME:
Income:
Interest	$1,597,867	$1,672,467	$1,592,347	$7,832,178
Interest from affiliates	-	-	2,104	-
Total investment income	1,597,867	1,672,467	1,594,451	7,832,178
Expenses:
Investment advisory fee	84,791	98,313	105,121	474,794
Trustees' fees	5,314	5,065	5,240	8,132
Audit fee	16,796	17,024	16,111	18,864
Trustee legal counsel fees	1,929	2,283	2,270	7,060
Non-recurring costs (See Note 8)	519	591	642	1,800
Total expenses	109,349	123,276	129,384	510,650
Fees and expenses waived or reimbursed by Investment Advisor	(24,039)	(24,372)	(23,621)	(34,056)
Non-recurring costs assumed by Investment Advisor (See Note 8)	(519)	(591)	(642)	(1,800)
Net expenses	84,791	98,313	105,121	474,794
Net investment income	1,513,076	1,574,154	1,489,330	7,357,384
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS:
Net realized gain (loss) on:
Investments	(927,229)	(292,430)	(107,090)	306,912
Foreign currency transactions	-	(3,646)	-	-
Futures contracts	68,186	74,749	-	-
Net realized gain (loss)	(859,043)	(221,327)	(107,090)	306,912
Net change in unrealized appreciation (depreciation) on:
Investments	(188,476)	(169,378)	28,314	(4,489,627)
Futures contracts	(44,063)	(38,437)	-	-
Net change in unrealized appreciation (depreciation)	(232,539)	(207,815)	28,314	(4,489,627)
Net gain (loss)	(1,091,582)	(429,142)	(78,776)	(4,182,715)
NET INCREASE IN NET ASSETS FROM OPERATIONS	$421,494	$1,145,012	$1,410,554	$3,174,669

See Accompanying Notes to Financial Statements.

60

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Core Bond Fund		CMG Short Term Bond Fund
	(Unaudited) Six Months Ended January 31, 2006	Year Ended July 31, 2005	(Unaudited) Six Months Ended January 31, 2006	Year Ended July 31, 2005
Operations:
Net investment income	$1,513,076	$2,383,988	$1,574,154	$3,601,627
Net realized gain (loss) on investments, foreign currency transactions and futures contracts	(859,043)	176,270	(221,327)	(176,900)
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions and futures contracts	(232,539)	(216,570)	(207,815)	(877,571)
Net increase from operations	421,494	2,343,688	1,145,012	2,547,156
Distributions declared to shareholders:
From net investment income	(1,631,717)	(2,560,924)	(1,719,845)	(4,015,551)
From net realized gains	(21,839)	-	-	-
Total distributions declared to shareholders	(1,653,556)	(2,560,924)	(1,719,845)	(4,015,551)
Share transactions:
Subscriptions	1,593,316	58,926,891	11,247,614	26,264,611
Distributions reinvested	308,187	329,461	975,876	2,577,783
Redemptions	(31,163,211)	(12,746,687)	(38,503,625)	(50,657,075)
Net increase (decrease) in share transactions	(29,261,708)	46,509,665	(26,280,135)	(21,814,681)
Net increase (decrease) in net assets	(30,493,770)	46,292,429	(26,854,968)	(23,283,076)
NET ASSETS:
Beginning of period	79,102,464	32,810,035	95,842,044	119,125,120
End of period	$48,608,694	$79,102,464	$68,987,076	$95,842,044
Overdistributed net investment income	$(248,250)	$(129,609)	$(548,262)	$(402,571)
Changes in shares:
Subscriptions	154,080	5,606,416	957,850	2,196,838
Issued for distributions reinvested	29,852	31,434	83,102	216,646
Redemptions	(3,031,432)	(1,214,434)	(3,274,537)	(4,251,192)
Net increase (decrease)	(2,847,500)	4,423,416	(2,233,585)	(1,837,708)

See Accompanying Notes to Financial Statements.

61

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Ultra Short Term Bond Fund		CMG High Yield Fund
	(Unaudited) Six Months Ended January 31, 2006	Year Ended July 31, 2005	(Unaudited) Six Months Ended January 31, 2006	Year Ended July 31, 2005
Operations:
Net investment income	$1,489,330	$1,798,336	$7,357,384	$21,282,171
Net realized gain (loss) on investments	(107,090)	(23,356)	306,912	8,588,241
Net change in unrealized appreciation (depreciation) on investments	28,314	(366,837)	(4,489,627)	(3,213,339)
Net increase from operations	1,410,554	1,408,143	3,174,669	26,657,073
Distributions declared to shareholders:
From net investment income	(1,707,445)	(2,717,420)	(7,841,505)	(22,727,424)
Return of capital	-	(206,594)	-	-
Total distributions declared to shareholders	(1,707,445)	(2,924,014)	(7,841,505)	(22,727,424)
Share transactions:
Subscriptions	15,473,913	36,802,190	6,208,509	32,168,726
Distributions reinvested	688,106	1,256,886	5,786,557	17,597,737
Redemptions	(13,491,021)	(22,203,245)	(79,873,645)	(166,610,851)
Net increase (decrease) in share transactions	2,670,998	15,855,831	(67,878,579)	(116,844,388)
Net increase (decrease) in net assets	2,374,107	14,339,960	(72,545,415)	(112,914,739)
NET ASSETS:
Beginning of period	81,575,203	67,235,243	269,242,611	382,157,350
End of period	$83,949,310	$81,575,203	$196,697,196	$269,242,611
Overdistributed net investment income	$(814,815)	$(596,700)	$(1,830,586)	$(1,346,465)
Changes in shares:
Subscriptions	1,603,668	3,774,819	781,012	3,950,673
Issued for distributions reinvested	71,290	128,653	728,266	2,166,477
Redemptions	(1,397,755)	(2,274,518)	(10,087,609)	(20,573,327)
Net increase (decrease)	277,203	1,628,954	(8,578,331)	(14,456,177)

See Accompanying Notes to Financial Statements.

62

NOTES TO FINANCIAL STATEMENTS

January 31, 2006 (Unaudited)

Note 1.  Organization

CMG Fund Trust (the "Trust") is an Oregon business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

  CMG Core Bond Fund
  CMG Short Term Bond Fund
  CMG Ultra Short Term Bond Fund
  CMG High Yield Fund

Investment goals. The CMG Core Bond Fund seeks a high level of current income consistent with capital preservation. The CMG Short Term Bond Fund seeks a high level of current income consistent with a high degree of stability of principal. The CMG Ultra Short Term Bond Fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. The CMG High Yield Fund seeks a high level of current income. Capital appreciation is a secondary objective when consistent with a high level of current income.

Fund shares. Each Fund may issue an unlimited number of shares of no par value capital stock, which are offered continuously at net asset value.

Note 2.  Significant accounting policies

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security valuation. Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

63

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2006 (Unaudited)

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Security transactions. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures contracts. Each Fund may invest in municipal and U.S. Treasury futures contracts. The Funds will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Funds and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, each Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. Each Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Funds recognize a realized gain or loss when the contract is closed or expires.

Repurchase agreements. Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Delayed delivery securities. The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds identify cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

Treasury Inflation Indexed Securities. The Fund may invest in Treasury Inflation-Indexed Securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Interest Only Securities. The Fund may invest in Interest Only Securities ("IO"). Interest Only securities are stripped mortgage backed securities entitled to receive all of the security's interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the pay down of principal.

Income recognition. Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses, net of any non-reclaimable tax witholdings of foreign securities.

64

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2006 (Unaudited)

Federal income tax status. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to shareholders. Dividends from net investment income, if any, are generally declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Note 3.  Federal tax information

The tax character of distributions paid during the years ended July 31, 2005 and July 31, 2004 was as follows:

	July 31, 2005
	Ordinary Income*	Long-term Capital Gains	Tax Return of Capital
CMG Core Bond Fund	$2,560,924	$-	$-
CMG Short Term Bond Fund	4,015,551	-	-
CMG Ultra Short Term Bond Fund	2,717,420	-	206,594
CMG High Yield Fund	22,727,424	-	-
	July 31, 2004
	Ordinary Income*	Long-term Capital Gains	Tax Return of Capital
CMG Core Bond Fund	$1,801,868	$241,107	$-
CMG Short Term Bond Fund	3,965,886	-	-
CMG Ultra Short Term Bond Fund	387,092	-	-
CMG High Yield Fund	30,204,485	-	-

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation, at January 31, 2006, based on cost of investments for federal income tax purposes, was:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
CMG Core Bond Fund	$200,091	$(757,319)	$(557,228)
CMG Short Term Bond Fund	111,356	(1,175,606)	(1,064,250)
CMG Ultra Short Term Bond Fund	35,954	(806,866)	(770,912)
CMG High Yield Fund	1,857,569	(3,745,828)	(1,888,259)

65

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2006 (Unaudited)

The following capital loss carryforwards, determined as of July 31, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	2008	2009	2010	2012	2013	Total
CMG Short Term Bond Fund	$537,548	$-	$2,365,257	$19,156	$25,391	$2,947,352
CMG Ultra Short Term Bond Fund	-	-	-	29,640	47,961	77,601
CMG High Yield Fund		-	20,199,377	25,194,365	-	45,393,742

Capital loss carryforwards of $6,361,581, for CMG High Yield Fund, were utilized during the year ended July 31, 2005. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2005, post-October capital losses of $532,109 and 467,588 attributed to security transactions were deferred to August 1, 2005 for the CMG Short Term Bond Fund and CMG Ultra Short Term Bond Fund, respectively.

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee. Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds. Prior to September 30, 2005, Columbia Management Advisors, Inc. was investment advisor to the Funds under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC.

Each Fund's investment advisory fee is a unified fee. Columbia, out of the unified fee it receives from the Funds, pays all accounting fees, legal fees, pricing & bookkeeping fees, transfer agent fees, custody fees, expenses of the Chief Compliance Officer, fees for Sarbanes-Oxley compliance, the commitment fee for the line of credit and miscellaneous expenses of the Funds. The unified fee does not include brokerage fees, taxes, Trustees' fees, Trustee legal counsel fees, audit fees, interest expense associated with any borrowings by the Funds or extraordinary expenses, if any. The unified fees are paid monthly to Columbia based on each Fund's average daily net assets at the following annual rates:

  CMG Core Bond Fund  0.25%
  CMG Short Term Bond Fund  0.25%
  CMG Ultra Short Term Bond Fund  0.25%
  CMG High Yield Fund  0.40%

Pricing & bookkeeping fees. Columbia is responsible for providing pricing and bookkeeping services to each Fund under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Bank and Trust Company ("State Street"). As a result, Columbia pays fees to State Street under the Outsourcing Agreement. The pricing and bookkeeping fees for the Funds are paid by Columbia.

Transfer agent fee. Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The transfer

66

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2006 (Unaudited)

agent fees for the Funds are paid by Columbia. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

Fee waivers. Columbia has contractually agreed to reimburse the Funds through March 1, 2009 for certain expenses so that the expenses incurred by the Funds, including the investment advisory fees, will not exceed the following annual rates based on each Fund's average daily net assets:

CMG Core Bond Fund	0.25%
CMG Short Term Bond Fund	0.25%
CMG Ultra Short Term Bond Fund	0.25%
CMG High Yield Fund	0.40%

Fees paid to officers and trustees. All officers of the Funds, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia, or its affiliates and receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The expenses of the Chief Compliance Officer are paid by Columbia.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

Other. Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. The fees for such services are paid by Columbia.

Note 5.  Portfolio information

For the six months ended January 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
CMG Core Bond Fund	$42,952,009	$59,256,377	$6,899,114	$15,302,117
CMG Short Term Bond Fund	33,389,841	36,189,945	13,446,013	37,069,606
CMG Ultra Short Term Bond Fund	12,313,019	9,092,124	12,816,961	13,104,865
CMG High Yield Fund	-	-	38,464,306	90,672,865

Note 6. Line of credit

The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit.

For the six months ended January 31, 2006, the Funds did not borrow under this arrangement.

67

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2006 (Unaudited)

Note 7. Shares of Beneficial Interest

As of January 31, 2006, the Funds had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The numbers of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
CMG Core Bond Fund	1	99.9%
CMG Short Term Bond Fund	1	85.9%
CMG Ultra Short Term Bond Fund	1	99.8%
CMG High Yield Fund	1	36.3%

As of January 31, 2006, two of the Funds had shareholders that held greater than 5% of the shares outstanding and Bank of America and/or its affiliates did not have investment discretion. Subscription and redemption activity of these shareholders may have a material effect on the Funds. The numbers of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
CMG Short Term Bond Fund	1	6.4%
CMG High Yield Fund	4	43.1%

Note 8. Disclosure of significant risks and contingencies

High-yield securities. Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Industry focus. The Funds may focus their investments in certain industries, subjecting them to greater risk than a fund that is more diversified.

Legal proceedings. On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

68

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2006 (Unaudited)

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

69

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2006 (Unaudited)

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the six months ended January 31, 2006, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters as follows:

CMG Core Bond Fund	$519
CMG Short Term Bond Fund	591
CMG Ultra Short Term Bond Fund	642
CMG High Yield Fund	1,800

Note 9. Subsequent events

On March 27, 2006, each Fund will be re-domiciled into a new series of Columbia Funds Institutional Trust. Columbia Funds Institutional Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

70

Board Consideration and Approval of Investment Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually, usually in late summer, to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees or directors (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. The Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information about the profitability of the Agreements to Columbia, and potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia's financial results and financial condition, (vii) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds' brokerage, if any, including allocations to brokers affiliated with Columbia and the use of "soft" commission dollars to pay fund expenses and to pay for research products and services, (ix) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) Columbia's response to various legal and regulatory proceedings since 2003 and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Trustees confer with their independent fee consultant and review materials relating to the Agreements that the independent fee consultant provides. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2005 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September, and October, 2005. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability, including its resources, compensation programs for personnel involved in fund management, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing for a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for

71

Board Consideration and Approval of Investment Advisory Agreements (continued)

purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; (v) that the fund's advisory fee had recently been, or was proposed to be, reduced, with the goal of helping the fund's net return to shareholders become more competitive; and (vi) that other fund expenses, such as transfer agency or fund accounting fees, have recently been reduced, with the goal of helping the fund's net return to shareholders become more competitive.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided both by management and by an independent third party) of the funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Columbia to comparable accounts. In considering the fees charged to comparable accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual funds and distribute mutual fund shares. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered reductions in advisory fee rates, implementation of advisory fee breakpoints, institution of advisory fee waivers, and changes to expense caps, which benefited a number of the funds. Furthermore, the Trustees considered the projected impact on expenses resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the funds, the services provided to the funds and management's view as to why it was appropriate that some funds bear advisory fees or total expenses greater than their peer group medians.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with the funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense levels of the funds, and whether Columbia had implemented breakpoints and/or expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the funds were fair and reasonable, and that the costs of the advisory services generally, and the related profitability to Columbia and its affiliates of their relationships with the funds, supported the continuation of the Agreements.

72

Board Consideration and Approval of Investment Advisory Agreements (continued)

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by Columbia to each fund and whether those economies were shared with the fund through breakpoints in the investment advisory fees or other means, such as expense waivers. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

  •  the extent to which each fund had operated in accordance with its investment objective and its record of compliance with its investment restrictions, and the compliance programs of the funds and Columbia. They also considered the compliance-related resources that Columbia and its affiliates were providing to the funds.

  •  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services.

  •  so-called "fall-out benefits" to Columbia, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

  •  the draft report provided by the independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2006.

73

Summary of Management Fee Evaluation by Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of
Attorney General of New York State and Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc. October 11, 2005

I. Overview

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG1"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Columbia Funds only if the Independent Members (as such term is defined in the AOD) of the Columbia Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Columbia Funds. This report is the annual written evaluation of the Columbia Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Columbia Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Columbia Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Columbia Fund using ... an annual independent written evaluation prepared by or under the direction of the ... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

  a)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

  b)  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

  c)  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

  d)  Profit margins of CMA and its affiliates from supplying such services;

  e)  Possible economies of scale as the CMA fund grows larger; and

  f)  The nature and quality of CMA services, including Columbia Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Columbia Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

1  Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

74

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

B. Sources of information used in my evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

  1.  I collected data on performance, management fees, and expense ratios of both Columbia Funds and comparable non-Columbia Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc. ("Morningstar"). While Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Columbia Funds, I conducted an independent review of the appropriateness of each peer group.

  2.  I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

  3.  I have reviewed data on the organizational structure of CMG in general.

  4.  I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

  5.  I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

  6.  I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

  7.  I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

  8.  I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved.

In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates. [Resume omitted]

II. Evaluation of the general process used to negotiate the advisory contract

A. General considerations

My analysis considered all factors and information I reviewed on the finances and operations of Columbia Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Columbia Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Columbia Funds may be negotiated in accordance with the AOD.

75

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG management interviews

As a starting point of my analysis, I have met with members of CMG staff to gain an understanding of the organizational structure and personnel involved in running the Columbia fund family.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management have discussed issues relating to management agreements and performance of Columbia Funds. When I felt it was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Columbia Funds met in advance of the October Section 15(c) contract approval meeting to review certain fee, performance and other data for the Columbia Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Columbia Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee performance "screens." The six screens the Trustees use are as follows:

  a.  5th Lipper quintile in actual management fee;

  b.  5th Lipper quintile in total expense ratio;

  c.  Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

  d.  Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (actual management fee) totals a number equal to or higher than 8;

  e.  Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8; and

  f.  Sum of the Lipper Quintile Rank (3-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Columbia Funds.

III. Findings

My findings based on my work as IFC are as follows:

  1.  The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Columbia Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Columbia Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

76

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

  2.  Columbia Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 54.26 percent of Columbia Funds have performance higher than the median of their respective Lipper performance universe, and 42.55 percent of Columbia Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Columbia Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

  3.  Columbia Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 58.51 percent of Columbia Funds have expenses below the median of their Lipper expense universe, and 53.19 percent of Columbia Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Columbia Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often though the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings in non-advisory expenses.

  4.  Profitability to CMG of the individual funds ranges widely, but the overall profitability to CMG of its relationship with the Columbia Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary to make a judgment on fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

  5.  Columbia Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 71% of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing.

My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,
Erik R. Sirri

77

CMG FUND TRUST

1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201

- INVESTMENT ADVISOR -

COLUMBIA MANAGEMENT ADVISORS, LLC
100 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110-2624

- LEGAL COUNSEL -

ROPES & GRAY LLP
ONE INTERNATIONAL PLACE
BOSTON, MASSACHUSETTS 02110-2624

- TRANSFER AGENT -

COLUMBIA MANAGEMENT SERVICES, INC.
P.O. BOX 8081
BOSTON, MASSACHUSETTS 02266-8081

SHC-44/106205-0106 (03/06) 06/10286

A description of the funds' proxy voting policies and procedures is available (i) on the funds' website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The CMG funds are offered by prospectus through Columbia Management Distributors, Inc. Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact your Columbia Management representative or visit www.columbiamanagement.com for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Fund distributed by Columbia Management Distributors, Inc., One Financial Center, Boston, MA 02111-2621

CMG ENHANCED S&P 500® INDEX FUND
CMG LARGE CAP GROWTH FUND
CMG LARGE CAP VALUE FUND
CMG MID CAP GROWTH FUND
CMG MID CAP VALUE FUND
CMG SMALL CAP GROWTH FUND
CMG SMALL CAP VALUE FUND
CMG SMALL/MID CAP FUND
CMG INTERNATIONAL STOCK FUND
PORTFOLIOS OF CMG FUND TRUST

Semiannual Report
January 31, 2006

Advised by Columbia Management Advisors, LLC.

Not FDIC
Insured

May Lose Value

No Bank Guarantee

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. CMG Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Management Advisors, Inc. combined with Banc of America Capital Management, LLC on September 30, 2005. At that time, the newly combined advisor underwent a name change to Columbia Management Advisors, LLC and continues to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and is part of Columbia Management.

Table of Contents

Management Discussion of Fund Performance

CMG Enhanced S&P 500® Index Fund	1

CMG Large Cap Growth Fund	6

CMG Large Cap Value Fund	12

CMG Mid Cap Growth Fund	18

CMG Mid Cap Value Fund	23

CMG Small Cap Growth Fund	29

CMG Small Cap Value Fund	34

CMG Small/Mid Cap Fund	40

CMG International Stock Fund	45

Financial Statements

Financial Highlights	51

Schedules of Investments	60

Statements of Assets and Liabilities	124

Statements of Operations	126

Statements of Changes in Net Assets	128

Notes to Financial Statements	133

Board Consideration and Approval of Investment Advisory Agreements	142

Summary of Management Fee Evaluation by Independent Fee Consultant	145

The views expressed in the portfolio commentaries reflect the current views of the Portfolio Managers. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Portfolio Managers disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a CMG Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular CMG Fund. References to specific company securities should not be constructed as a recommendation or investment advice.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of CMG Fund Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Enhanced S&P 500® Index Fund returned 6.44% for the six-month period ended January 31, 2006. The fund's return was higher than that of the S&P 500 Index,1 which was 4.68% for the same period. The fund also outperformed the 5.09% average return for the Lipper Large Cap Core Funds Category.2 Stock selection accounted for the fund's strong performance during the period.

The US stock market delivered solid, positive returns despite rising energy prices, higher borrowing costs and the after effects of two hurricanes, which devastated the Gulf Coast states. The pace of economic growth slowed, but positive factors outweighed negative factors as the job market remained resilient and corporate profits experienced double-digit growth.

With the exception of telecommunications, which was flat for the period, all sectors made positive contributions to the fund's return. The fund's investments in the consumer discretionary, materials and health care sectors were particularly strong. Darden Restaurants, Inc. and McDonald's Corp. gained significant ground as did Harley-Davidson, Inc., Sherwin-Williams Co., and AutoZone, Inc.3 In the materials sector, Freeport-McMoRan Copper & Gold, Inc. and Phelps Dodge Corp. benefited from a surge in the price of gold and other metals. Nucor Corp., a steel producer, was the beneficiary of solid global economic expansion. In health care, solid performance from a range of sub-sectors contributed to the fund's above-benchmark return. UnitedHealth Group, Inc., a health care insurer; Gilead Sciences, Inc., a biotech company; Cardinal Health, Inc., a pharmaceuticals distributor; and Express Scripts, Inc., a leading pharmacy benefits manager, all generated double-digit gains. Their returns helped offset weak performance among major pharmaceutical manufacturers.

Although the fund owned many strong performers in both the industrials and technology sectors, overall return was dragged down by weak showings from selected companies. In the industrials sector, Deere & Co., a farm equipment manufacturer, and Cendant Corp., a hotel, entertainment and travel services holding company, detracted from performance. Deere announced that it would incur charges associated with a major plant closing. We sold the stock. Cendant reported significantly higher earnings for the fourth quarter of 2005 but reduced its forecast for first quarter 2006, and the stock suffered a 20% decline.

The fund's technology holdings also produced some solid winners, such as Hewlett-Packard Co. and Apple Computer, Inc. However, positions in Dell, Inc. and Intel Corp. cut into these gains and detracted from performance during a period that was generally weak for the technology sector.

Looking ahead, we believe that the US economy is positioned for another year of growth, especially if energy prices decline and monthly job gains continue to ease the unemployment rate. However, the dollar is poised to move lower against both the euro and the yen in 2006 and that could have a negative impact on corporate profits. In this environment, we believe the outlook for large cap stocks is positive. Large, proven companies have the potential to hold up better than smaller, less established companies in a slowing economy. And because many of these companies also participate in multiple global markets, they may be better positioned than smaller companies to weather a declining dollar.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2006 were:

(%)
Exxon Mobil	3.6
Microsoft	2.1
General Electric	2.1
Intel	1.9
Cisco Systems	1.9
Pfizer	1.8
Citigroup	1.8
Procter & Gamble	1.7
Johnson & Johnson	1.6
American International Group	1.5

We appreciate your continued confidence in CMG Enhanced S&P 500® Index Fund.

Vikram Kuriyan has managed the CMG Enhanced S&P 500® Index Fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 2000.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in the fund also includes market risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 Index and the stocks held by the fund may occasionally diverge.

1 The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3 Holdings are calculated as a percentage of net assets on January 31, 2006, and are subject to change: Darden Restaurants, Inc. (0.7%), McDonald's Corp. (1.0%), Harley-Davidson, Inc. (0.9%), Sherwin-Williams Co. (0.4%), and AutoZone, Inc. (0.2%), Freeport-McMoRan Copper & Gold, Inc. (0.5%), Phelps Dodge Corp. (0.7%), Nucor Corp. (1.2%), UnitedHealth Group, Inc. (1.0%), Gilead Sciences, Inc. (0.7%), Cardinal Health, Inc. (0.4%), Express Scripts, Inc. (0.2%), Cendant Corp. (0.7%), Hewlett-Packard Co. (1.2%), Apple Computer, Inc. (0.1%), Dell, Inc. (0.8%), Intel Corp. (1.9%).

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Average annual total return as of January 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Enhanced S&P 500® Index Fund	05/05/03	6.44	12.36	15.26
S&P 500 Index		4.68	10.38	14.52

Average annual total return as of December 31, 2005 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Enhanced S&P 500® Index Fund	05/05/03	7.40	6.83	14.64
S&P 500 Index		5.77	4.91	13.89

Index performance is from May 5, 2003.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results may reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

Growth of a $10,000 investment, May 5, 2003 to January 31, 2006

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES – CMG Enhanced S&P 500® Index Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2005 – January 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,064.43	1,023.95	1.30	1.28	0.25

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for most recent daily and month-end performance updates.

CMG LARGE CAP GROWTH FUND
A Portfolio of CMG Fund Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Large Cap Growth Fund returned 7.20% for the six-month period ended January 31, 2006. The fund outperformed the Russell 1000 Growth Index1 and the Morningstar Large Growth Category average, which returned 3.91% and 6.96%, respectively, over the same period.2 We found attractive growth stocks in most sectors, but particularly in health care and technology. We focused on large companies with strong competitive positions; high, sustainable profits; good balance sheets and above-average earnings growth. In fact, the fund outperformed its peer group even though it stayed relatively close to the market cap range of the index during a period dominated by the smallest of large cap stocks, which we believe were favored by many competing funds.

In health care, the fund's focus on companies that could benefit from newer technologies paid off. Varian Medical Systems, Inc., which develops radiation and imaging systems, rallied sharply in the midst of a favorable new product cycle (1.4% of net assets). Amylin Pharmaceuticals, Inc., a biotechnology company developing advanced therapies for diabetes, also produced very strong gains. We took profits and sold the stock. A decision to bypass large US pharmaceutical companies also benefited performance as these companies faced headwinds from maturing product lines and pending patent expirations. We focused, instead, on non-US pharmaceutical companies, such as Teva Pharmaceutical Industries Ltd. (1.4% of net assets). An Israeli-based generics manufacturer, Teva rallied following the announcement that it would merge with IVAX Corp. (0.8% of net assets).

Stock selection across an array of technology subsectors further bolstered returns. Among the standouts were Google, Inc., which is the fastest growing Internet advertiser; Broadcom Corp., which makes specialized integrated circuits for a variety of products, including the new video i-pods; and MEMC Electronic Materials, Inc., which supplies the silicon used in semiconductor chips and solar cells (2.6% and 1.4% of net assets, respectively). We took profits and eliminated MEMC from the portfolio. Although these and other winners dominated returns, the fund had a few detractors, including McAfee, Inc., best known for its anti-virus software, and Dell, Inc. We sold both stocks.

Investments in the financials and energy sectors further aided performance. Within financials, we focused on companies that could benefit from strong capital markets activity or from a rebound in insurance pricing. In this regard, broker Merrill Lynch & Co., Inc. and insurer American International Group, Inc. were both positive contributors (1.0% and 0.9% of net assets, respectively). Energy stocks rallied sharply as growing global demand kept commodity prices at historically high levels. The fund benefited from an above-average stake in the sector coupled with good stock selection.

Consumer discretionary stock selection detracted from returns. Although we did well to hold a relatively small stake in what was a weak sector, many of the stocks in the portfolio lost ground. In particular, Bed, Bath & Beyond, Inc. suffered as operating and revenue results fell short of expectations, and CVS Corp. lost momentum as it completed the Eckerd acquisition. We sold both names. Office Depot, Inc. was one of the few bright spots, benefiting from a turnaround in its business (1.6% of net assets).

Looking ahead, we believe the outlook for large-cap growth stocks is positive. Valuations remain attractive, plus large-cap stocks have the potential to hold up well if economic growth slows. With consumers no longer able to bank on the multi-year bull market in housing to fuel the economy, we plan to seek opportunities within industrial and infrastructure-related sectors, as well as sectors that are not directly tied to the economic cycle, such as health care. We also may add to investments in financial stocks, which could stand to benefit as the Federal Reserve's efforts to boost short-term interest rates wind down.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2006 were:

(%)
Microsoft	5.0
General Electric	3.1
Google	2.6
Wal-Mart Stores	1.9
Novartis	1.9
International Business Machines	1.8
Medtronic	1.7
Yahoo!	1.7
Office Depot	1.6
SAP	1.6

Thank you for investing in CMG Large Cap Growth Fund.

Paul J. Berlinguet, lead manager for CMG Large Cap Growth Fund, has managed or co-managed the fund since October 2003 and has been with the advisor or its predecessors or affiliate organizations since 2003.

Edward Hickey has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 1998.

Mary-Ann Ward has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 1997.

Roger Sullivan has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since January 2005.

John T. Wilson has co-managed the fund since August 2005 and has been with the advisor or its predecessors since July 2005.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

1 The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Average annual total return as of January 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Large Cap Growth Fund	09/10/03	7.20	12.11	10.12
Russell 1000 Growth Index		3.91	10.81	8.62

Average annual total return as of December 31, 2005 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Large Cap Growth Fund	09/10/03	7.32	5.82	8.90
Russell 1000 Growth Index		7.11	5.26	8.13

Index performance is from September 10, 2003.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results may reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

Growth of a $10,000 investment, September 10, 2003 to January 31, 2006

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES – CMG Large Cap Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2005 – January 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,072.04	1,022.68	2.61	2.55	0.50

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG LARGE CAP VALUE FUND
A Portfolio of CMG Fund Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Large Cap Value Fund returned 7.54% for the six-month period ended January 31, 2006. The Russell 1000 Value Index1 returned 6.21%, and the average return of the Morningstar Large Value Category was 5.26%.2 During the period, we experienced strong stock selection in energy, financials and health care. Strong gains from these areas overshadowed some weakness from investments in retailing, technology and capital goods sectors.

The energy sector was the fund's strongest performer during the period, despite some weakness at the end of the year. Shares of Halliburton Co. and Schlumberger Ltd. rose nicely (1.1% and 0.9% of net assets, respectively). Halliburton experienced strong growth on the back of increased global demand for many of its operations, higher drilling activity and improved pricing. Schlumberger also benefited from high demand for oilfield service, with strong pricing and accelerating technology delivery. The fund also enjoyed gains from Occidental Petroleum Corp. and Marathon Oil Corp., both beneficiaries of rising oil prices as continued strong demand outstripped tight supply (2.2% and 1.0% of net assets, respectively).

A decision to maintain an underweight in financial stocks aided relative return as rising interest rates and a flattening yield curve had a negative impact on operating margins, most notably, among consumer credit companies, banks and thrifts. However, the sector was not without its winners. Good performance was garnered from our investments in Merrill Lynch & Co., Inc., Goldman Sachs Group, Inc. and Wachovia Corp.—all companies that are less sensitive to interest-rate changes (2.2%, 1.0% and 2.5% of net assets, respectively). That said, we believe that the Federal Reserve Board may be at or near the end of its cycle of short-term interest rates increases, which could make the banking sector more attractive. We plan to look for companies that could experience net interest margin expansion in an environment of stable to lower interest rates.

Solid stock selection in health care and a decision to largely avoid domestic large-cap pharmaceutical stocks, which declined through most of the period, also aided the fund's overall performance. We focused on European pharmaceutical stocks, including AstraZeneca PLC and Novartis AG, which we believe are less vulnerable to competition from generic drug manufacturers than US companies and better positioned given their product pipelines (1.0% and 1.0% of net assets, respectively). Additionally, service and supply companies such as CIGNA Corp. and Aetna, Inc. benefited from rising margins and contributed to the fund's positive performance (1.1% and 0.7% of net assets, respectively).

On the negative side, stock selection in retail and technology detracted from performance. The fund's two largest retail positions, J.C. Penney Co., Inc. and Federated Department Stores, Inc., suffered a mid-period correction as investors expressed their fears that rising energy prices would keep their target customers away (1.4% and 1.2% of net assets, respectively). In technology, disappointing performance from International Business Machines Corp. and Dell, Inc., both of which failed to meet the market's earnings expectations, more than offset strong gains from Taiwan Semiconductor Manufacturing Co., Ltd. and Agilent Technologies, Inc. (0.8%, 0.2%, 0.8% and 0.5% of net assets, respectively).

Looking ahead, we plan to continue our focus on attractively-valued companies that have demonstrated the potential to increase their earnings through margin expansion and sales growth. Additionally, we plan to continue seeking companies that we believe have the potential to produce rising returns on capital and return that capital to shareholders through dividends and share repurchase. We also plan to take advantage of the strength we see in commodity-related industries, if demand for copper, iron ore and aluminum continues to increase. In the capital goods sector, we foresee increased prospects for commercial aerospace fueled by new aircraft demand resulting from growth in emerging market and developed foreign market air traffic.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2006 were:

(%)
Exxon Mobil	3.4
Wachovia	2.5
Citigroup	2.3
Merrill Lynch & Co.	2.2
Wells Fargo	2.2
Occidental Petroleum	2.2
U.S. Bancorp	2.2
Altria Group	2.1
Exelon	1.7
Burlington Northern Santa Fe	1.5

Thank you for investing in CMG Large Cap Value Fund.

Lori J. Ensinger is the lead manager for CMG Large Cap Value Fund and has managed the fund since August 2005. She has been with the advisor or its predecessors or affiliate organizations since 2001.

David I. Hoffman has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Noah J. Petrucci has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2002.

Diane L. Sobin has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

1 The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Average annual total return as of January 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Large Cap Value Fund	09/10/03	7.54	13.23	14.38
Russell 1000 Value Index		6.21	13.22	16.69

Average annual total return as of December 31, 2005 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Large Cap Value Fund	09/10/03	6.10	7.24	13.04
Russell 1000 Value Index		5.20	7.05	15.43

Index performance is from September 10, 2003.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results may reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

Growth of a $10,000 investment, September 10, 2003 to January 31, 2006

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES – CMG Large Cap Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2005 – January 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,075.41	1,022.68	2.62	2.55	0.50

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG MID CAP GROWTH FUND
A Portfolio of CMG Fund Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Mid Cap Growth Fund returned 17.04% for the six-month period ended January 31, 2006. The fund surpassed the 10.38% return of the Russell Midcap Growth Index1 and the 10.59% average of the Morningstar Mid-Cap Growth Category for the same period.2

In an environment that was generally favorable for mid-cap stocks, strong stock selection across a variety of sectors led to the fund's outperformance for the six-month period. Within information technology, Broadcom Corp. benefited from several design wins in high volume markets and an ability to maintain higher-than-expected gross margins that translated into strong profit growth (2.9% of net assets). Broadcom makes integrated circuits, which are used for digital set-top boxes, cable modems, servers, and local-area and home networking gear. Semiconductor designer Marvell Technology Group Ltd. continued to dominate its market and grow at a rate that exceeded investor expectations (1.4% of net assets).

Participation in the energy sector also had a positive impact on fund performance. Southwestern Energy Co., EOG Resources, Inc. and XTO Energy, Inc. were among the portfolio's top contributors, benefiting from high natural gas prices (1.2%, 1.3% and 1.2% of net assets, respectively). One disappointment was Teekay Shipping Corp., which was sold from the portfolio on concerns about future incremental supply of tankers.

The fund's health care holdings outperformed the index and made a solid contribution to returns. Amylin Pharmaceuticals, Inc. surged as Byetta, a new drug treating patients with type-2 diabetes, experienced strong initial demand (0.7% of net assets). Varian Medical Systems, Inc., a provider of medical equipment for cancer treatment, also gained during the period (1.0% of net assets). The fund was hurt by not owning Express Scripts, Inc., a pharmacy benefits manager that gained approximately 75% in the period.

The fund outperformed the index in the industrials, telecommunication services and financial sectors. A constructive outlook on machinery stocks warranted the fund's sizeable positions in Terex Corp. and Joy Global, Inc., both of which benefited from exposure to mining and construction customers (1.0% and 1.4% of net assets, respectively). In financials, Lazard Ltd. rose 51%, benefiting from increased activity in mergers and acquisitions (1.0% of net assets). Finally, Millicom International Cellular SA, which provides cellular phone service to emerging markets, gained 81% during the period and attracted numerous unsolicited acquisition offers by larger firms seeking entry to its markets (0.9% of net assets).

The consumer staples and consumer discretionary sectors were two areas of weakness for the fund, as both sectors declined. Among consumer staples stocks, Tyson Foods, Inc. struggled to improve margins (0.2% of net assets). Corn Products International, Inc. suffered from reduced profit expectations and the position was eliminated. Among consumer discretionary names, XM Satellite Radio Holdings, Inc. (1.2% of net assets) declined as investors worried about the competitive impact from Sirius Satellite Radio, Inc. We sold Tempur-Pedic International, Inc. from the portfolio due to concerns that competitive pricing could lead to slower profit growth.

We continue to believe that the economy is growing at a healthy rate and that inflation is relatively contained. We remain bullish on the energy and materials sectors for long-term structural reasons and continue to hold a number of later-cycle positions in the industrial sector. Accordingly, we are watchful for signs of decelerating growth that could provoke a reassessment of the strength and duration of the current economic expansion. Finally, we believe that the interest rate environment and valuations are supportive of traditional growth stocks relative to value stocks, and we continue to seek candidates with strong earnings prospects and attractive valuations.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2006 were:

(%)
Broadcom	2.9
Chico's FAS	1.8
Potash Corp. of Saskatchewan	1.5
American Tower	1.5
Joy Global	1.4
Marvell Technology Group	1.4
Coach	1.3
Corporate Executive Board	1.3
EOG Resources	1.3
XTO Energy	1.2

Thank you for investing in CMG Mid Cap Growth Fund.

Kenneth A. Korngiebel has managed the CMG Mid Cap Growth Fund since June 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

1 The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Average annual total return as of January 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Mid Cap Growth Fund	05/05/03	17.04	28.99	20.22
Russell Midcap Growth Index		10.38	22.08	23.54

Average annual total return as of December 31, 2005 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Mid Cap Growth Fund	05/05/03	14.73	16.93	17.26
Russell Midcap Growth Index		10.22	12.10	21.68

Index performance is from May 5, 2003.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results may reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

Growth of a $10,000 investment, May 5, 2003 to January 31, 2006

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES – CMG Mid Cap Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2005 – January 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,170.44	1,021.68	3.83	3.57	0.70

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG MID CAP VALUE FUND
A Portfolio of CMG Fund Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Mid Cap Value Fund returned 8.84% for the six-month period ended January 31, 2006. The fund outperformed the 6.32% return of the Russell Midcap Value Index1 for the same period. The fund's investments in commercial services, diversified manufacturing and basic industries all contributed to the fund's above-benchmark performance, as did its energy holdings.

Domestic equity markets ended the year on a positive note, despite the negative impact of hurricanes Katrina and Rita. A late-year market rally was broad based, covering multiple capitalization and style categories. The stock market benefited from a robust economic environment, heightened capital expenditures and strengthening of consumer confidence. However, mid-cap stocks got the biggest boost from these positive factors.

The fund was positioned to take advantage of opportunities in the commercial services and diversified manufacturing industries, and both market segments contributed positively to the fund's performance. In the commercial services industry, solid returns were posted by Jacobs Engineering Group, Inc., Fluor Corp. and Technip SA–all global engineering companies (0.7%, 0.6% and 0.6% of net assets, respectively). Heavy machinery companies also did well, including United Rentals, Inc., Parker Hannifin Corp. and Dover Corp. (0.7%, 0.9% and 1.0% of net assets, respectively).

Basic industries companies fared well and Peabody Energy Corp. and Freeport-McMoRan Copper & Gold, Inc. posted strong returns (0.6% and 0.6% of net assets, respectively). Peabody, a coal producer and supplier, benefited as the global supply-demand balance for coal remained extremely tight. Demand continues to be driven by strong economic growth in the United States and China, and increasing demand for electricity generation and steel production in the Pacific Rim. Global and US coal-fueled power generation is expected to reach record levels in 2006. Additionally, Freeport-McMoRan advanced on strong copper and gold prices.

In the energy sector, oilfield service companies Weatherford International Ltd. and National-Oilwell Varco, Inc. were each up roughly 40% over the period and significant contributors to the fund's performance (0.9% and 0.6% of net assets, respectively). Energy prices have been quite volatile and much discussion has centered on the balance between global demand and supply. As a result of increased global demand, National-Oilwell Varco and Weatherford benefited from an increase in driller activity levels.

By contrast, the fund's holdings in the finance, technology and, to a lesser extent, health care sectors provided less positive performance. In the finance sector, Endurance Specialty Holdings Ltd., an insurance company, suffered a significant decline as the company released preliminary estimates of losses from the hurricanes (0.8% of net assets). Although the stock rebounded in the days that followed this announcement, it did not fully recover. In technology, Flextronics International Ltd., an electronics services company, fell sharply during the period as it posted worse-than-expected earnings and management lowered its guidance on future earnings. We sold the stock because we did not believe that the company was likely to achieve significant operating leverage due to weak end-market demand.

Looking ahead, we plan to maintain the fund's exposure to cyclical sectors and industries and to focus on attractively-valued companies that provide reasonable opportunities for earnings growth driven by sales growth and profit margin expansion. We believe that the Federal Reserve Board may be near the end of its cycle of short-term interest rate hikes. As such, we will keep an eye on the banking sector, looking for companies that could experience net margin expansion in an environment of stable to lower interest rates.

We also plan to take advantage of the strength we see in commodity-related industries, if demand for copper, iron ore and aluminum continues to increase. In the capital goods sector, we foresee increased prospects for commercial aerospace fueled by new aircraft demand resulting from growth in emerging market and developed foreign market air traffic.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2006 were:

(%)
CIGNA	1.3
PG&E	1.2
J.C. Penney Co.	1.2
Marshall & Illsley	1.1
Office Depot	1.1
Zions Bancorporation	1.1
Williams Companies	1.1
Bear Stearns Companies	1.1
TJX Companies	1.1
Exelon	1.1

Diane L. Sobin has co-managed the CMG Mid Cap Value Fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

David I. Hoffman has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Lori J. Ensinger has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Noah J. Petrucci has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2002.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

1 The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Average annual total return as of January 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Mid Cap Value Fund	05/05/03	8.84	20.51	20.71
Russell Midcap Value Index		6.32	20.33	26.75

Average annual total return as of December 31, 2005 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Mid Cap Value Fund	05/05/03	8.40	12.67	19.21
Russell Midcap Value Index		6.76	12.65	25.69

Index performance is from May 5, 2003.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results may reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

Growth of a $10,000 investment, May 5, 2003 to January 31, 2006

The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES – CMG Mid Cap Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2005 – January 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,088.37	1,021.68	3.68	3.57	0.70

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com most recent daily and month-end performance updates.

CMG SMALL CAP GROWTH FUND
A Portfolio of CMG Fund Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Small Cap Growth Fund returned 14.74% for the six-month period ended January 31, 2006. For the same period, the Russell 2000 Growth Index1 and the Morningstar Small Growth Category average, returned 10.71% and 9.78%, respectively.2 A new management team took the helm in September and restructured the portfolio. The team's strong stock decisions helped the fund outperform its benchmark and peer group for the period.

In an environment that was generally favorable for small-cap stocks, solid stock picking and an overweight position in the industrials sector enhanced performance. A constructive outlook on machinery stocks warranted the fund's sizeable positions in Terex Corp. and Joy Global, Inc., which benefited from their exposure to mining and construction customers (1.3% and 1.5% of net assets, respectively). Ceradyne, Inc., which develops ceramic products and components, benefited from a ramp up in military orders for body and vehicle armor (1.9% of net assets). On the downside, LECG Corp. fell short of expected productivity and we reduced the fund's position (0.5% of net assets).

Participation in the energy sector—particularly in the energy service group—had a positive impact on fund performance. Atwood Oceanics, Inc., which engages in offshore drilling, and Veritas DGC, Inc., which provides seismic surveying, benefited from healthy spending by exploration and production customers (1.0% and 1.0% of net assets, respectively). A holdover from previous management, Spinnaker Exploration Co., made the greatest contribution in the sector, and we locked in gains and sold the stock from the portfolio.

The information technology sector was strong during the period. F5 Networks, Inc. reported strong results and continued to take share in the Layer 4-7 networking market (1.0% of net assets). In addition, Global Payments, Inc. appreciated on entering into an agreement with another company to access the Asian market (1.3% of net assets). SiRF Technology Holdings, Inc., a supplier of chipsets for global positioning systems for consumer and business applications, also performed well (1.6% of net assets). A setback was Ultratech, Inc., which was inherited from previous management and was sold from the portfolio.

The telecommunications and consumer discretionary sectors provided some standout performers. Millicom International Cellular SA which provides cellular phone service to emerging markets, rose 106% during the period and attracted numerous unsolicited acquisition offers by larger firms seeking entry to its markets (0.9% of net assets). VistaPrint Ltd., which supplies customized printed products for consumers and small businesses and leverages the Internet for delivery, soared 98%, and we remain optimistic about the potential size of its market (1.3% of net assets).

Consumer staples stocks posted a slight decline during the period. Elizabeth Arden, Inc. was sold from the portfolio as excitement around the Britney Spears product line waned and competitors gained market share. USANA Health Sciences, Inc. struggled with concerns about growth rates as its entry to a new foreign market was delayed (0.7% of net assets). The fund also experienced relative weakness in the health care sector, where stocks underperformed. Pharmaceutical companies Nabi Biopharmaceuticals, Rigel Pharmaceuticals, Inc. and Alexion Pharmaceuticals, Inc. suffered from disappointments in clinical development and were sold from the portfolio.

We believe that the economy is growing at a healthy rate and that inflation is relatively contained. We are bullish on the energy and materials sectors for long-term structural reasons and continue to hold a number of later-cycle positions in the industrial sector. Accordingly, we are watchful for signs of decelerating growth that could provoke a reassessment of the strength and duration of the current economic expansion. Finally, we believe that the interest rate environment and valuations are supportive of traditional growth stocks relative to value stocks, and we are seeking candidates with strong earnings prospects and attractive valuations.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2006 were:

(%)
Affiliated Managers Group	2.0
Wabtec	2.0
Ceradyne	1.9
HealthExtras	1.6
SiRF Technology Holdings	1.6
Corporate Executive Board	1.5
Joy Global	1.5
VistaPrint	1.3
Terex	1.3
Scientific Games	1.3

Thank you for investing in CMG Small Cap Growth Fund.

Kenneth A. Korngiebel has managed the CMG Small Cap Growth Fund since September 2005 and has been with the advisor or its predecessors of affiliate organizations since 1996.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

1 The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Average annual total return as of January 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Small Cap Growth Fund	05/05/03	14.74	24.27	22.65
Russell 2000 Growth Index		10.71	19.59	23.52

Average annual total return as of December 31, 2005 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Small Cap Growth Fund	05/05/03	10.10	6.02	18.76
Russell 2000 Growth Index		8.02	4.15	20.12

Index performance is from May 5, 2003.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results may reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

Growth of a $10,000 investment, May 5, 2003 to January 31, 2006

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES — CMG Small Cap Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2005 – January 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,147.40	1,021.17	4.33	4.08	0.80

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SMALL CAP VALUE FUND
A Portfolio of CMG Fund Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Small Cap Value Fund returned 9.38% for the six-month period ended January 31, 2006. The fund outperformed its benchmark, the Russell 2000 Value Index1, which returned 6.31%. Its return was also higher than the average return of the Morningstar Small Value Category, which was 6.64% over the same period.2 Strong stock selection among financials, technology and energy aided performance relative to these competitive measures.

Small-cap stocks gained momentum during the six-month reporting period, as relatively low interest rates, a pickup in capital markets activity and sustained economic growth instilled investor confidence in the small-cap portion of the market. The fund's solid performance was indicative of these trends.

Stock selection within the financials sector aided relative performance. Standouts for the period included Argonaut Group, Inc., a little known Texas-based property and casualty insurer, which rallied amid expectations of improved industry pricing following the Gulf Coast hurricanes (0.4% of net assets). In the banking sector, the fund benefited from focusing on commercial lenders, which tend to be less vulnerable to rising interest rates than thrifts or more retail-oriented banks. The group's top performer for the period was KHD Humboldt Wedag International Ltd., a Hong-Kong based financial institution that specializes in corporate banking services (0.9% of net assets). The fund also did well to underweight real estate investment trusts, which faltered as short-term interest rates rose.

The fund's technology holdings also contributed to its above-index return. Winners included Brightpoint, Inc., a leading distributor of cell phones, which rose sharply as strong revenues and earnings gains attracted growing investor attention (1.0% of net assets). The fund also profited from its overweight in semiconductor chip and semiconductor capital stocks, which posted sizable gains fueled by dwindling inventories, accelerating production and improved pricing. Among chip makers, MEMC Electronic Materials, Inc. and Standard Microsystems Corp. were the fund's top performers (0.4% and 0.7% of net assets, respectively). MEMC supplies silicon wafers to some of the world's leading semiconductor makers and Standard Microsystems makes input/output chips used by leading computer manufacturers.

The energy sector was another source of strong performance for the fund. We had more exposure than the index to energy, which was one of the market's strongest performers throughout 2005. Strong stock selection within energy also aided return. As record commodity prices fueled sharp sector gains, we shifted away from exploration and production companies and toward energy service companies that we believed could benefit as capital spending increases. Lufkin Industries, Inc., which sells a diversified line of pumps and components, did particularly well (1.1% of net assets). In addition, the fund had a bias toward coal producers whose stock valuations seemed attractive and which did well during the period.

The fund gave up some ground relative to the index with its health care holdings. It did not have as much exposure as the index to biotechnology and specialty pharmaceutical stocks, which climbed sharply on new product announcements. We avoided both industries as a matter of policy. Neither met our investment criteria, which emphasizes earnings growth potential. In that regard, the fund owned less volatile stocks, which did not fare as well as the higher-risk segments of the sector. However, we believe our approach to health care is a more prudent strategy over the long term.

Going forward, we believe that small-cap stocks have the potential to keep pace with the overall stock market even though they may no longer have a valuation advantage over large-cap stocks. We have positioned the fund with a bias toward technology and capital goods companies and away from sectors that have historically been vulnerable to a slowdown in consumer spending. Within those sectors, we plan to stay focused on higher quality companies with the potential to grow their businesses and earnings in any market environment.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2006 were:

(%)
Watsco	1.3
Lufkin Industries	1.1
Harsco	1.0
Eagle Materials	1.0
Brightpoint	1.0
Precision Castparts	1.0
Pediatrix Medical Group	0.9
KHD Humboldt Wedag International	0.9
MPS Group	0.9
Range Resources	0.9

Thank you for investing in CMG Small Cap Value Fund.

Stephen Barbaro has managed or co-managed the CMG Small Cap Value Fund since the fund's inception and has been with the advisor or its predecessors or affiliate organizations since 1976.

Jeremy Javidi has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since January 2000.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

1 The Russell 2000 Value Index tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

2 ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Average annual total return as of January 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Small Cap Value Fund	05/05/03	9.38	18.86	26.84
Russell 2000 Value Index		6.31	17.93	26.42
Russell 2000 Index		8.50	18.89	25.07

Average annual total return as of December 31, 2005 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Small Cap Value Fund	05/05/03	6.78	5.80	24.00
Russell 2000 Value Index		3.78	4.71	23.62
Russell 2000 Index		5.88	4.55	21.96

Index performance is from May 5, 2003.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results may reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

Growth of a $10,000 investment, May 5, 2003 to January 31, 2006

The Russell 2000 Value index tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index tracks the performance of the 2000 smallest of the 3,000 largest U.S. companies based on market capitalization. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the indices during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES — CMG Small Cap Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2005 – January 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,093.81	1,021.17	4.22	4.08	0.80

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SMALL/MID CAP FUND
A Portfolio of CMG Fund Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Small/Mid Cap Fund returned 16.65% for the six-month period ended January 31, 2006, outpacing both the Russell 2500 Growth Index and the Russell 2500 Index1, which returned 10.29% and 7.96%, respectively. The fund also surpassed the average return of the Morningstar Mid-Cap Growth Category, which was 10.59%2 for the same period.

In an environment that was generally favorable for small- and mid-cap stocks, stock selection across a variety of sectors aided returns. Within information technology, Micromuse, Inc. advanced 75% during the period on news of its acquisition. Broadcom Corp. benefited from several design wins in high volume markets and an ability to maintain higher-than-expected gross margins that translated into strong profit growth (1.2% of net assets). Broadcom makes integrated circuits, which are used for digital set-top boxes, cable modems, servers and local-area and home networking gear. Semiconductor designer Marvell Technology Group Ltd. continued to dominate its markets and grow at rates that surpassed investor expectations (1.0% of net assets). SiRF Technology Holdings Inc., a supplier of chipsets for global positioning systems for consumer and business applications, also performed well (1.0% of net assets). Ixia was a disappointment, falling 36% as orders slipped (0.5% of net assets). We used this opportunity to add to the fund's position in the stock because we believe that long-term prospects remain compelling.

Stock selection and an overweight position in the industrials sector also enhanced performance. A constructive outlook on machinery stocks warranted the fund's sizeable positions in Terex Corp. and Joy Global, Inc., which benefited from their exposure to mining and construction customers (1.5% and 1.5% of net assets, respectively). Ceradyne, Inc., which develops ceramic products and components, benefited from a ramp up in military orders for body and vehicle armor (1.9% of net assets).

The health care sector was another area of outperformance. Amylin Pharmaceuticals, Inc., surged as Byetta, a new drug treating patients with type-2 diabetes, experienced strong initial demand (0.7% of net assets). HealthExtras, Inc., a pharmacy benefits manager, continued to win new business from its larger competitors (1.6% of net assets). On the downside, we sold Kinetic Concepts, Inc. as litigation issues, slower growth and higher expenses took a toll on profit growth.

Participation in the energy sector had a positive impact on fund performance. Southwestern Energy Co. benefited from high natural gas prices, and Arch Coal, Inc.'s performance received a boost from its production out of the Powder River Basin (0.9% and 0.7% of net assets, respectively). We sold Teekay Shipping Corp. from the portfolio on concerns about future incremental supply of tankers.

The fund experienced losses in the consumer staples and consumer discretionary sectors. Corn Products International, Inc. suffered from reduced profit expectations and was sold from the portfolio, and Tyson Foods, Inc. struggled to improve margins (0.2% of net assets). XM Satellite Radio Holdings, Inc. (0.8% of net assets) declined as investors worried about the competitive impact from Sirius Satellite Radio, Inc. We sold Tempur-Pedic International, Inc. from the portfolio due to concerns about competitive pricing that could lead to slower profit growth. A bright spot was VistaPrint Ltd., a supplier of customized printed products for consumers and small businesses (0.9% of net assets). The stock soared 98%, and we are optimistic about the size of its potential market.

We continue to believe that the economy is growing at a healthy rate and that inflation is relatively contained. We remain bullish on the energy and materials sectors for long-term structural reasons and continue to hold a number of later-cycle positions in the industrial sector. Accordingly, we are watchful for signs of decelerating growth that could provoke a reassessment of the strength and duration of the current economic expansion. Finally, we believe that the interest rate environment and valuations are supportive of traditional growth stocks relative to value stocks, and we continue to seek candidates with strong earnings prospects and attractive valuations.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2006 were:

(%)
Ceradyne	1.9
Affiliated Managers Group	1.7
HealthExtras	1.6
Joy Global	1.5
Terex	1.5
Wabtec	1.4
Potash Corp. of Saskatchewan	1.3
Broadcom	1.2
Euronet Worldwide	1.2
Chico's FAS	1.1

We appreciate your continued confidence in the CMG Small/Mid Cap Fund.

Kenneth A. Korngiebel has managed the CMG Small/Mid Cap Fund since June 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

1 The Russell 2500 Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index tracks the performance of the 2,500 smallest companies of the Russell 3000 Index. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Average annual total return as of January 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Small/Mid Cap Fund	12/01/00	16.65	31.54	4.45	5.83
Russell 2500 Growth Index		10.29	20.62	2.99	5.36
Russell 2500 Index		7.96	19.78	9.93	12.05

Average annual total return as of December 31, 2005 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Small/Mid Cap Fund	12/01/00	12.43	15.76	2.30	3.87
Russell 2500 Growth Index		9.18	8.17	2.78	3.95
Russell 2500 Index		6.78	8.11	9.14	10.76

Index performance is from December 1, 2000.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results may reflect any reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

Growth of a $10,000 investment, December 1, 2000 to January 31, 2006

The Russell 2500 Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index tracks the performance of the 2,500 smallest companies of the Russell 3000 Index. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the indices during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES — CMG Small/Mid Cap Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2005 – January 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,166.56	1,021.42	4.10	3.82	0.75

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for most recent daily and month-end performance updates.

CMG INTERNATIONAL STOCK FUND
A Portfolio of CMG Fund Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended January 31, 2006, CMG International Stock Fund returned 19.30%. It outperformed the MSCI EAFE Index1, which posted an 18.31% return during the period, but underperformed the average return of the Morningstar Foreign Large Blend Category, which was 19.43%.2 The fund's out-of-benchmark weight in emerging markets aided relative performance, as emerging markets outperformed all other global markets during the six months. The portfolio also benefited from an above-index weight in Japan, the best-performing developed market.

Throughout 2005, we saw a marked improvement in investor sentiment toward Japan, as the re-election of Prime Minister Koizumi lifted hopes for economic reforms. The portfolio's two top performers were Japanese stocks Komatsu Ltd., a manufacturer of heavy equipment, and Yamada Denki Co., Ltd. a consumer electronics retailer (0.9% and 0.6% of net assets, respectively). We invested in Komatsu because we believed that the market had underestimated the company's growth potential from a recovery in infrastructure spending from incremental orders for US highway construction projects. We were drawn to Yamada Denki because of its good brand recognition, superior business model and industry bargaining power. We also believed that the company's potential for cash-flow generation was underappreciated by the market.

The fund's performance was also aided by a decision to underweight the United Kingdom (UK). A relatively tight monetary policy had a negative impact on UK stocks and the UK was one of the worst-performing markets for the period.

As international markets moved higher, prices on certain stocks were bid up well beyond what we believed they deserved on the basis of their earnings potential. As a result, our focus on stocks with attractive valuations, which is a key component of the fund's investment strategy, kept us out of some big performers. Softbank Corp., a Japanese Internet incubator company, is an example of a stock that looked expensive, but which had tremendous performance for the index. We did not own steel companies, which rallied because of strong demand from China. An underweight in materials also held back return, as did stock selection within the sector.

On a more positive note, paring back the energy position and locking in gains before energy prices began to decline boosted performance. EnCana Corp., one of the largest oil and gas exploration companies in North America was particularly strong through September, but then sold off sharply for the remainder of the period (0.5% of net assets). The company's annual production growth and operating margins were substantially above its industry peers, and it was rewarded with a significantly higher return.

Other individual contributors included CapitaLand Ltd., a Singapore-based real estate company, which benefited from property price inflation throughout Asia, and Atlas Copco AB, a Swedish industrial company, which was buoyed by strong global demand for machinery and mining equipment (0.7% and 0.7% of net assets, respectively).

We believe that relatively low global interest rates, modest inflation and continued global economic growth has the potential to support the equity markets over the next several months. We think that the emerging markets may continue to have some of the best opportunities for growth and we plan to maintain the fund's out-of-benchmark weight in that sector. After the dollar's strong run-up in 2005, we believe that it could decline over the next several months. A lower dollar should be positive for US-based investors, because the value of their investments would be enhanced when converted back to a weaker currency.

The fund's top ten holdings and countries (as a percentage of net assets) as of January 31, 2006 were:

Holdings	(%)	Countries	(%)
Nestle	1.9	Japan	27.2
BP	1.8	United Kingdom	16.8
Toyota Motor	1.8	France	9.0
Total	1.7	Germany	8.9
E.ON	1.6	Switzerland	7.5
ENI	1.6	Spain	3.1
Banco Bilbao Vizcaya Argentaria	1.5	Sweden	2.9
Barclays	1.5	Finland	2.9
Nokia	1.4	Norway	2.7
BASF	1.4	Singapore	2.4

We appreciate your continued confidence in the CMG International Stock Fund.

Fred Copper has managed or co-managed the CMG International Stock Fund since October 2005 and has been with the advisor or its predecessors since 2005.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency fluctuation, risks associated with possible differences in financial standards and other monetary and political risks.

A concentration of investments in a specific sector, such as the technology sector, may cause the fund to experience increased volatility.

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The Morgan Stanley Capital International (MSCI) All Country (AC) World ex U.S. Index is an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the U.S. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Holdings and country breakdowns are disclosed as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings and country breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Average annual total return as of January 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	5-year	10-year
CMG International Stock Fund	02/01/94	19.30	23.15	5.13	8.12
MSCI EAFE Index		18.31	22.76	5.82	6.43
MSCI All Country World ex US Index		20.44	27.47	7.79	7.27

Average annual total return as of December 31, 2005 (%)

	Inception	6-month (cumulative)	1-year	5-year	10-year
CMG International Stock Fund	02/01/94	15.61	12.82	3.61	7.64
MSCI EAFE Index		14.88	13.54	4.55	5.84
MSCI All Country World ex US Index		16.74	17.11	6.66	6.70

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results may reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

Growth of a $10,000 investment, February 1, 1996 to January 31, 2006

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The Morgan Stanley Capital International (MSCI) All Country (AC) World ex U.S. Index is an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the U.S. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the indices during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR EXPENSES — CMG International Stock Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2005 – January 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,193.02	1,021.42	4.15	3.82	0.75

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of CMG Fund Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended				Period Ended
	January 31,		Year Ended July 31,		July 31,
	2006		2005	2004	2003 (a)
Net asset value, beginning of period	$13.49		$11.97	$10.73	$10.00
Income from investment operations:
Net investment income (b)	0.11		0.24 (c)	0.17	0.04
Net realized and unrealized gain on investments	0.74		1.58	1.13	0.69
Total from investment operations	0.85		1.82	1.30	0.73
Less distributions declared to shareholders:
From net investment income	(0.25)		(0.20)	(0.05)	-
From net realized gains	(0.71)		(0.10)	(0.01)	-
Total distributions declared to shareholders	(0.96)		(0.30)	(0.06)	-
Net asset value, end of period	$13.38		$13.49	$11.97	$10.73
Total return (d)(e)	6.44	%(f)	15.32%	12.08%	7.30	%(f)
Ratios/Supplemental data:
Net assets, end of period (000's)	$86,919		$91,633	$98,247	$9,134
Ratio of operating expenses to average net assets	0.25	%(g)	0.25%	0.25%	0.25	%(g)
Ratio of interest expense to average net assets	-	%(g)(h)	-	-	-
Ratio of net expenses to average net assets	0.25	%(g)	0.25%	0.25%	0.25	%(g)
Ratio of net investment income to average net assets	1.68	%(g)	1.91%	1.43%	1.50	%(g)
Reimbursement	0.05	%(g)	0.04%	0.05%	1.37	%(g)
Portfolio turnover rate	28	%(f)	49%	60%	2	%(f)

(a)  The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

(h) Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of CMG Fund Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31, 2006		Year Ended July 31, 2005	Period Ended July 31, 2004 (a)
Net asset value, beginning of period	$11.65		$10.25	$10.00
Income from investment operations:
Net investment income (b)	0.03		0.12 (c)	0.03
Net realized and unrealized gain on investments	0.79		1.37	0.23
Total from investment operations	0.82		1.49	0.26
Less distributions declared to shareholders:
From net investment income	(0.08)		(0.09)	(0.01)
From net realized gains	(0.66)		-	-
Total distributions declared to shareholders	(0.74)		(0.09)	(0.01)
Net asset value, end of period	$11.73		$11.65	$10.25
Total return (d)(e)	7.20	%(f)	14.55%	2.57	%(f)
Ratios/Supplemental data:
Net assets, end of period (000's)	$38,255		$40,312	$40,684
Ratio of operating expenses to average net assets	0.50	%(g)	0.50%	0.50	%(g)
Ratio of interest expense to average net assets	-	%(g)(h)	-	-
Ratio of net expenses to average net assets	0.50	%(g)	0.50%	0.50	%(g)
Ratio of net investment income to average net assets	0.49	%(g)	1.07%	0.31	%(g)
Reimbursement	0.12	%(g)	0.07%	0.14	%(g)
Portfolio turnover rate	65	%(f)	120%	114	%(f)

(a)  The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) Annualized.

(h) Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of CMG Fund Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31, 2006		Year Ended July 31, 2005		Period Ended July 31, 2004 (a)
Net asset value, beginning of period	$12.54		$11.09		$10.00
Income from investment operations:
Net investment income (b)	0.11		0.24		0.18
Net realized and unrealized gain on investments	0.78		1.46		0.93
Total from investment operations	0.89		1.70		1.11
Less distributions declared to shareholders:
From net investment income	(0.28)		(0.22)		(0.02)
From net realized gains	(1.51)		(0.03)		-
Total distributions declared to shareholders	(1.79)		(0.25)		(0.02)
Net asset value, end of period	$11.64		$12.54		$11.09
Total return (c)(d)	7.54	%(e)(f)	15.41	%(g)	11.15	%(e)
Ratios/Supplemental data:
Net assets, end of period (000's)	$36,722		$38,731		$47,855
Ratio of net expenses to average net assets	0.50	%(h)	0.50%		0.50	%(h)
Ratio of net investment income to average net assets	1.69	%(h)	1.99%		1.86	%(h)
Reimbursement	0.12	%(h)	0.07%		0.14	%(h)
Portfolio turnover rate	62	%(e)	45%		46	%(e)

(a)  The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  Total return includes a reimbursement of loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on the Fund's total return.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of CMG Fund Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended				Period Ended
	January 31,		Year Ended July 31,		July 31,
	2006		2005	2004	2003 (a)
Net asset value, beginning of period	$14.15		$11.04	$10.93	$10.00
Income from investment operations:
Net investment loss (b)	-	(c)	(0.03)	(0.05)	(0.01)
Net realized and unrealized gain on investments	2.38		3.14	0.17	0.94
Total from investment operations	2.38		3.11	0.12	0.93
Less distributions declared to shareholders:
From net realized gains	(0.38)		-	(0.01)	-
Net asset value, end of period	$16.15		$14.15	$11.04	$10.93
Total return (d)(e)	17.04	% (f)	28.17%	1.06%	9.30	% (f)
Ratios/Supplemental data:
Net assets, end of period (000's)	$26,227		$24,881	$19,284	$2,161
Ratio of net expenses to average net assets	0.70	% (g)	0.70%	0.70%	0.70	% (g)
Ratio of net investment loss to average net assets	(0.06	)%(g)	(0.21)%	(0.38)%	(0.44	)%(g)
Reimbursement	0.18	% (g)	0.21%	0.22%	3.85	% (g)
Portfolio turnover rate	25	% (f)	141%	169%	23	% (f)

(a)  The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of CMG Fund Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended				Period Ended
	January 31,		Year Ended July 31,		July 31,
	2006		2005	2004	2003 (a)
Net asset value, beginning of period	$15.17		$12.58	$10.69	$10.00
Income from investment operations:
Net investment income (b)	0.08		0.11	0.07	0.01
Net realized and unrealized gain on investments	1.15		2.66	1.84	0.68
Total from investment operations	1.23		2.77	1.91	0.69
Less distributions declared to shareholders:
From net investment income	(0.16)		(0.09)	(0.02)	-
From net realized gains	(2.28)		(0.09)	- (c)	-
Total distributions declared to shareholders	(2.44)		(0.18)	(0.02)	-
Net asset value, end of period	$13.96		$15.17	$12.58	$10.69
Total return (d)(e)	8.84	%(f)	22.14%	17.91%	6.90	%(f)
Ratios/Supplemental data:
Net assets, end of period (000's)	$18,422		$21,277	$21,994	$2,651
Ratio of net expenses to average net assets	0.70	%(g)	0.70%	0.70%	0.70	%(g)
Ratio of net investment income to average net assets	1.08	%(g)	0.78%	0.54%	0.49	%(g)
Reimbursement	0.23	%(g)	0.19%	0.20%	3.61	%(g)
Portfolio turnover rate	26	%(f)	59%	9%	2	%(f)

(a)  The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of CMG Fund Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended				Period Ended
	January 31,		Year Ended July 31,		July 31,
	2006		2005	2004	2003 (a)
Net asset value, beginning of period	$13.56		$11.99	$11.53	$10.00
Income from investment operations:
Net investment loss (b)	(0.04)		(0.07)	(0.08)	(0.02)
Net realized and unrealized gain on investments	1.85		2.38	1.35	1.55
Total from investment operations	1.81		2.31	1.27	1.53
Less distributions declared to shareholders:
From net realized gains	(1.77)		(0.74)	(0.81)	-
Net asset value, end of period	$13.60		$13.56	$11.99	$11.53
Total return (c)(d)	14.74	% (e)	19.47%	10.74%	15.30	% (e)
Ratios/Supplemental data:
Net assets, end of period (000's)	$41,190		$38,645	$35,727	$21,006
Ratio of operating expenses to average net assets	0.80	% (f)	0.80%	0.80%	0.80	% (f)
Ratio of interest expense to average net assets	-	% (f)(g)	-	-	-
Ratio of net expenses to average net assets	0.80	% (f)	0.80%	0.80%	0.80	% (f)
Ratio of net investment loss to average net assets	(0.60	)%(f)	(0.56)%	(0.60)%	(0.62	)%(f)
Reimbursement	0.12	% (f)	0.12%	0.10%	0.35	% (f)
Portfolio turnover rate	141	% (e)	48%	66%	37	% (e)

(a)  The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of CMG Fund Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended				Period Ended
	January 31,		Year Ended July 31,		July 31,
	2006		2005	2004	2003 (a)
Net asset value, beginning of period	$16.06		$13.91	$11.29	$10.00
Income from investment operations:
Net investment income (b)	0.04		0.11	0.11	0.02
Net realized and unrealized gain on investments	1.32		3.11	2.79	1.27
Total from investment operations	1.36		3.22	2.90	1.29
Less distributions declared to shareholders:
From net investment income	(0.13)		(0.10)	(0.06)	-
From net realized gains	(1.77)		(0.97)	(0.22)	-
Total distributions declared to shareholders	(1.90)		(1.07)	(0.28)	-
Net asset value, end of period	$15.52		$16.06	$13.91	$11.29
Total return (c)(d)	9.38	%(e)(f)	23.57%	25.79%	12.90	%(e)
Ratios/Supplemental data:
Net assets, end of period (000's)	$37,661		$36,989	$40,356	$21,356
Ratio of operating expenses to average net assets	0.80	%(g)	0.80%	0.80%	0.80	%(g)
Ratio of interest expense to average net assets	-	%(g)(h)	-	-	-
Ratio of net expenses to average net assets	0.80	%(g)	0.80%	0.80%	0.80	%(g)
Ratio of net investment income to average net assets	0.56	%(g)	0.77%	0.82%	0.66	%(g)
Reimbursement	0.12	%(g)	0.12%	0.09%	0.36	%(g)
Portfolio turnover rate	17	%(e)	41%	53%	5	%(e)

(a)  The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of CMG Fund Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended						Period Ended		Year Ended		Period Ended
	January 31,		Year Ended July 31,				July 31,		October 31,		October 31,
	2006		2005		2004		2003 (a)		2002		2001 (b)
Net asset value, beginning of period	$11.49		$8.77		$8.30		$6.96		$8.00		$10.00
Income from investment operations:
Net investment loss	(0.03	)(c)	(0.04	)(c)	(0.05	)(c)	(0.03	)(c)	(0.04	)(c)	(0.02)
Net realized and unrealized gain (loss) on investments	1.82		2.76		0.52		1.37		(1.00)		(1.98)
Total from investment operations	1.79		2.72		0.47		1.34		(1.04)		(2.00)
Less distributions declared to shareholders:
From net realized gains	(1.27)		-		-		-		-		-
Net asset value, end of period	$12.01		$11.49		$8.77		$8.30		$6.96		$8.00
Total return (d)(e)	16.65	% (f)	31.01%		5.66%		19.25	% (f)	(13.00)%		(20.00	)%(f)
Ratios/Supplemental data:
Net assets, end of period (000's)	$15,290		$38,755		$50,662		$73,926		$54,769		$49,391
Ratio of net expenses to average net assets	0.75	% (g)	0.75%		0.75%		0.78	% (g)(h)	0.80	% (h)	0.80	% (g)(h)
Ratio of net investment loss to average net assets	(0.47	)%(g)	(0.37)%		(0.49)%		(0.50	)%(g)(h)	(0.45	)%(h)	(0.23	)%(g)(h)
Reimbursement	0.14	% (g)	0.09%		0.06%		0.06	% (g)	0.06%		0.17	% (g)
Portfolio turnover rate	59	% (f)	170%		91%		84	% (f)	125%		167	% (f)

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  The Fund commenced investment operations on December 1, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of CMG Fund Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended						Period Ended
	January 31,		Year Ended July 31,				July 31,		Year Ended October 31,
	2006		2005		2004		2003 (a)		2002		2001		2000
Net asset value, beginning of period	$13.76		$12.17		$10.33		$9.32		$10.42		$16.20		$17.86
Income from investment operations:
Net investment income	0.06	(b)	0.19	(b)	0.14	(b)	0.11	(b)	0.02	(b)	0.03		0.04
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	2.46		1.79		1.76		0.95		(1.09)		(3.09)		(0.36)
Total from investment operations	2.52		1.98		1.90		1.06		(1.07)		(3.06)		(0.32)
Less distributions declared to shareholders:
From net investment income.	(0.27)		(0.10)		(0.06)		(0.05)		(0.03)		-		-
From net realized gains.	(1.97)		(0.29)		-		-		-		(2.72)		(1.34)
Total distributions declared to shareholders	(2.24)		(0.39)		(0.06)		(0.05)		(0.03)		(2.72)		(1.34)
Net asset value, end of period	$14.04		$13.76		$12.17		$10.33		$9.32		$10.42		$16.20
Total return (c)	19.30	%(d)(e)	16.31	%(d)	18.40	%(d)	11.39	%(d)(e)	(10.28)%		(22.46)%		(3.58)%
Ratios/Supplemental data:
Net assets, end of period (000's)	$115,281		$136,144		$152,251		$58,488		$20,616		$20,553		$22,975
Ratio of operating expenses to average net assets	0.75	%(f)	0.75%		0.75%		0.93	%(f)(g)	1.31	%(g)	1.26	%(g)	1.11	%(g)
Ratio of interest expense to average net assets	0.01	%(f)	-		-		-		-		-		-
Ratio of net expenses to average net assets	0.76	%(f)	0.75%		0.75%		0.93	%(f)(g)	1.31	%(g)	1.26	%(g)	1.11	%(g)
Ratio of net investment income to average net assets	0.82	%(f)	1.47%		1.16%		1.50	%(f)(g)	0.21	%(g)	0.29	%(g)	0.12	%(g)
Reimbursement	0.04	%(f)	0.03%		0.05%		0.06	%(f)	-		-		-
Portfolio turnover rate	47	%(e)	68%		91%		59	%(e)	111%		117%		140%

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

January 31, 2006 (Unaudited)

	Shares	Value
Common Stocks (96.0%)
Consumer Discretionary (10.3%)
Automobiles (0.9%)
Harley-Davidson, Inc.	14,800	$792,244
Distributors (0.1%)
Genuine Parts Co.	2,300	97,819
Hotels, Restaurants & Leisure (2.1%)
Darden Restaurants, Inc.	14,100	573,306
Hilton Hotels Corp.	3,900	97,227
International Game Technology	3,700	132,386
McDonald's Corp.	25,100	878,751
Starwood Hotels & Resorts Worldwide, Inc.	400	24,324
Yum! Brands, Inc.	2,700	133,569
		1,839,563
Household Durables (0.4%)
Pulte Homes, Inc.	8,400	335,160
Media (2.6%)
CBS Corp.	24,600	642,798
McGraw-Hill Companies, Inc.	7,000	357,280
Time Warner, Inc.	47,300	829,169
Viacom, Inc.,Class B (a)	8,400	348,432
Walt Disney Co.	4,400	111,364
		2,289,043
Multiline Retail (0.9%)
Dollar General Corp.	19,100	322,790
J.C. Penney Co., Inc.	3,500	195,300
Nordstrom, Inc.	5,600	233,632
		751,722
Specialty Retail (3.2%)
Autonation, Inc. (a)	33,200	740,028
AutoZone, Inc. (a)	1,400	136,850
Barnes & Noble, Inc.	6,000	254,520
Gap, Inc.	4,700	85,023
Home Depot, Inc.	23,200	940,760
Limited Brands, Inc.	4,800	113,568
Lowe's Companies, Inc.	300	19,065
Sherwin-Williams Co.	6,100	322,690
Staples, Inc.	7,700	182,567
		2,795,071
Textiles, Apparel & Luxury Goods (0.1%)
Coach, Inc. (a)	1,300	46,735
NIKE, Inc., Class B	500	40,475
		87,210

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Consumer Staples (8.9%)
Beverages (2.1%)
Coca-Cola Co.	28,200	$1,166,916
PepsiCo, Inc.	12,200	697,596
		1,864,512
Food & Staples Retailing (1.4%)
Kroger Co. (a)	13,700	252,080
Safeway, Inc.	8,600	201,584
SUPERVALU, Inc.	3,700	118,141
Sysco Corp.	1,100	33,748
Wal-Mart Stores, Inc.	12,900	594,819
		1,200,372
Food Products (1.3%)
Archer-Daniels-Midland Co.	6,100	192,150
General Mills, Inc.	3,300	160,413
H.J. Heinz Co.	14,700	498,918
Kellogg Co.	2,300	98,670
Tyson Foods, Inc., Class A	12,400	177,692
		1,127,843
Household Products (2.3%)
Clorox Co.	3,800	227,430
Colgate-Palmolive Co.	1,100	60,379
Kimberly-Clark Corp.	4,200	239,904
Procter & Gamble Co.	24,700	1,462,981
		1,990,694
Tobacco (1.8%)
Altria Group, Inc.	10,500	759,570
Reynolds American, Inc.	7,600	768,588
		1,528,158
Energy (10.0%)
Energy Equipment & Services (0.9%)
Baker Hughes, Inc.	2,000	154,880
BJ Services Co.	1,800	72,882
Schlumberger Ltd.	4,200	535,290
		763,052
Oil, Gas & Consumable Fuels (9.1%)
Amerada Hess Corp.	2,200	340,560
Apache Corp.	1,300	98,189
Burlington Resources, Inc.	5,300	483,678
Chevron Corp.	20,300	1,205,414
ConocoPhillips	12,600	815,220
Devon Energy Corp.	7,200	491,112
Exxon Mobil Corp.	50,000	3,137,500
Kerr-McGee Corp.	900	99,351
Marathon Oil Corp.	4,300	330,541

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	1,200	$117,252
Sunoco, Inc.	3,500	333,200
Valero Energy Corp.	7,300	455,739
		7,907,756
Financials (20.1%)
Capital Markets (4.9%)
Ameriprise Financial, Inc.	1,500	61,035
Bank of New York Co., Inc.	12,600	400,806
Charles Schwab Corp.	13,300	196,707
E*TRADE Financial Corp. (a)	3,900	92,781
Federated Investors, Inc., Class B	5,800	223,938
Franklin Resources, Inc.	3,000	295,500
Goldman Sachs Group, Inc.	2,500	353,125
Lehman Brothers Holdings, Inc.	2,700	379,215
Mellon Financial Corp.	5,000	176,350
Merrill Lynch & Co., Inc.	7,600	570,532
Morgan Stanley	10,200	626,790
Northern Trust Corp.	4,900	255,829
State Street Corp.	8,100	489,726
T. Rowe Price Group, Inc.	1,900	145,217
		4,267,551
Commercial Banks (2.4%)
BB&T Corp.	2,400	93,696
KeyCorp	2,900	102,631
M&T Bank Corp.	1,000	108,300
National City Corp.	4,500	153,810
U.S. Bancorp	22,800	681,948
UnionBanCal Corp.	600	40,254
Wachovia Corp.	9,300	509,919
Wells Fargo & Co.	7,100	442,756
		2,133,314
Consumer Finance (0.6%)
American Express Co.	5,300	277,985
Capital One Financial Corp.	2,600	216,580
		494,565
Diversified Financial Services (3.2%)
Citigroup, Inc.	33,600	1,565,088
JPMorgan Chase & Co.	29,900	1,188,525
		2,753,613
Insurance (7.7%)
Ace Ltd.	5,000	273,750
AFLAC, Inc.	5,600	262,920
Allstate Corp.	13,200	687,060
American International Group, Inc.	20,200	1,322,292
Aon Corp.	2,300	78,706
Chubb Corp.	1,900	179,265
First American Corp.	5,000	234,100

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Insurance (continued)
Hartford Financial Services Group, Inc.	6,900	$567,387
Lincoln National Corp.	3,900	212,667
MBIA, Inc.	3,700	227,772
MetLife, Inc.	6,800	341,088
Principal Financial Group, Inc.	13,600	641,376
Prudential Financial, Inc.	11,300	851,342
SAFECO Corp.	9,100	475,475
St. Paul Travelers Companies, Inc.	5,400	245,052
XL Capital Ltd., Class A	1,300	87,958
		6,688,210
Real Estate (0.1%)
Public Storage, Inc., REIT	1,200	87,084
Thrifts & Mortgage Finance (1.2%)
Countrywide Financial Corp.	16,000	535,040
Fannie Mae	4,200	243,348
Freddie Mac	2,000	135,720
Washington Mutual, Inc.	2,300	97,336
		1,011,444
Health Care (12.8%)
Biotechnology (1.9%)
Amgen, Inc. (a)	14,500	1,056,905
Applera Corp.-Applied Biosystems Group	800	22,672
Gilead Sciences, Inc. (a)	9,800	596,526
		1,676,103
Health Care Equipment & Supplies (1.3%)
Becton, Dickinson & Co.	1,200	77,760
Boston Scientific Corp. (a)	16,400	358,668
Fisher Scientific International, Inc. (a)	3,200	213,984
Medtronic, Inc.	8,200	463,054
		1,113,466
Health Care Providers & Services (4.6%)
Aetna, Inc.	300	29,040
AmerisourceBergen Corp.	8,200	357,848
Cardinal Health, Inc.	4,600	331,384
Caremark Rx, Inc. (a)	8,400	414,120
CIGNA Corp.	7,100	863,360
Express Scripts, Inc. (a)	1,800	164,322
HCA, Inc.	3,500	171,780
Humana, Inc. (a)	2,600	145,002
McKesson Corp.	6,100	323,300
UnitedHealth Group, Inc.	14,700	873,474
WellPoint, Inc. (a)	3,800	291,840
		3,965,470

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (5.0%)
Abbott Laboratories	11,400	$491,910
Forest Laboratories, Inc. (a)	600	27,768
Johnson & Johnson	24,900	1,432,746
King Pharmaceuticals, Inc. (a)	1,600	30,000
Merck & Co., Inc.	7,200	248,400
Pfizer, Inc.	61,100	1,569,048
Watson Pharmaceuticals, Inc. (a)	2,600	86,034
Wyeth	10,400	481,000
		4,366,906
Industrials (10.3%)
Aerospace & Defense (2.9%)
Boeing Co.	13,000	888,030
General Dynamics Corp.	3,600	418,896
Lockheed Martin Corp.	6,400	432,960
Raytheon Co.	7,300	299,081
Rockwell Collins, Inc.	3,900	182,988
United Technologies Corp.	6,100	356,057
		2,578,012
Air Freight & Logistics (1.0%)
FedEx Corp.	1,200	121,380
United Parcel Service, Inc., Class B	10,200	764,082
		885,462
Building Products (0.2%)
American Standard Companies, Inc.	1,500	54,000
Masco Corp.	3,400	100,810
		154,810
Commercial Services & Supplies (1.2%)
Cendant Corp.	36,400	609,336
Equifax, Inc.	3,700	141,784
Monster Worldwide, Inc. (a)	2,400	102,384
R.R. Donnelley & Sons Co.	2,800	91,280
Robert Half International, Inc.	2,600	94,978
		1,039,762
Electrical Equipment (0.5%)
Emerson Electric Co.	3,100	240,095
Rockwell Automation, Inc.	2,800	184,996
		425,091
Industrial Conglomerates (3.4%)
3M Co.	10,900	792,975
General Electric Co.	54,700	1,791,425
Tyco International Ltd.	15,000	390,750
		2,975,150
Machinery (0.6%)
Cummins, Inc.	500	48,650
Eaton Corp.	400	26,480
Illinois Tool Works, Inc.	2,400	202,296

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Machinery (continued)
Ingersoll-Rand Co., Ltd., Class A	2,400	$94,248
Parker Hannifin Corp.	1,600	121,232
		492,906
Road & Rail (0.4%)
Burlington Northern Santa Fe Corp.	1,700	136,204
CSX Corp.	1,700	91,001
Norfolk Southern Corp.	2,200	109,648
		336,853
Trading Companies & Distributors (0.1%)
W.W. Grainger, Inc.	1,600	113,488
Information Technology (14.6%)
Communications Equipment (3.2%)
Cisco Systems, Inc. (a)	87,900	1,632,303
Motorola, Inc.	28,700	651,777
QUALCOMM, Inc.	10,100	484,396
		2,768,476
Computers & Peripherals (3.3%)
Apple Computer, Inc. (a)	1,100	83,061
Dell, Inc. (a)	23,900	700,509
EMC Corp. (a)	8,300	111,220
Hewlett-Packard Co.	33,500	1,044,530
International Business Machines Corp.	11,400	926,820
		2,866,140
Internet Software & Services (0.3%)
eBay, Inc. (a)	4,400	189,640
Yahoo!, Inc. (a)	2,000	68,680
		258,320
IT Services (0.2%)
Computer Sciences Corp. (a)	2,200	111,540
Fiserv, Inc. (a)	2,300	101,154
		212,694
Semiconductors & Semiconductor Equipment (3.9%)
Freescale Semiconductor, Inc., Class B (a)	6,200	156,550
Intel Corp.	78,500	1,669,695
Linear Technology Corp.	7,900	293,959
LSI Logic Corp. (a)	3,000	27,450
National Semiconductor Corp.	5,500	155,155
NVIDIA Corp. (a)	1,700	76,432
Texas Instruments, Inc.	35,000	1,023,050
		3,402,291
Software (3.7%)
Adobe Systems, Inc.	5,300	210,516
Autodesk, Inc.	5,300	215,127
CA, Inc.	700	19,110
Intuit, Inc. (a)	4,700	245,951

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Software (continued)
Microsoft Corp. (b)	63,800	$1,795,970
Oracle Corp. (a)	54,700	687,579
Symantec Corp. (a)	200	3,676
		3,177,929
Materials (3.0%)
Chemicals (0.5%)
Dow Chemical Co.	4,800	203,040
Eastman Chemical Co.	2,400	115,704
PPG Industries, Inc.	1,500	89,250
		407,994
Containers & Packaging (0.1%)
Ball Corp.	1,600	64,800
Metals & Mining (2.3%)
Freeport-McMoRan Copper & Gold, Inc., Class B	7,000	449,750
Nucor Corp.	11,900	1,002,337
Phelps Dodge Corp.	3,600	577,800
		2,029,887
Paper & Forest Products (0.1%)
MeadWestvaco Corp.	4,000	106,760
Weyerhaeuser Co.	100	6,976
		113,736
Telecommunication Services (2.9%)
Diversified Telecommunication Services (2.4%)
AT&T, Inc.	24,100	625,395
BellSouth Corp.	28,000	805,560
CenturyTel, Inc.	1,200	39,960
Verizon Communications, Inc.	18,900	598,374
		2,069,289
Wireless Telecommunication Services (0.5%)
Sprint Nextel Corp.	19,000	434,910
Utilities (3.1%)
Electric Utilities (1.1%)
American Electric Power Co., Inc.	15,800	589,656
FirstEnergy Corp.	7,900	395,790
Progress Energy, Inc.	200	8,724
		994,170
Independent Power Producers & Energy Traders (1.0%)
Constellation Energy Group, Inc.	100	5,827
Duke Energy Corp.	18,300	518,805
TXU Corp.	6,400	324,096
		848,728

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Multi-Utilities (1.0%)
CenterPoint Energy, Inc.	38,500	$492,030
PG&E Corp.	9,800	365,638
		857,668
Total Common Stocks (Cost of $71,118,420)		83,436,511
	Par
Short-Term Obligations (3.8%)
U.S. Government Obligations (0.3%)
U.S Treasury Bills 3.790% 03/16/06 (b)(c)	$167,000	165,400
3.850% 03/16/06 (b)(c)	75,000	74,310
		239,710
Repurchase Agreement (3.5%)
Repurchase agreement with State Street Bank & Trust Co., dated 01/31/06, due 02/01/06 at 4.270%, collateralized by a U.S. Treasury Bond maturing 02/15/26, market value of $3,136,518 (repurchase proceeds $3,070,364)	3,070,000	3,070,000
Total Short-Term Obligations (Cost of $3,309,710)		3,309,710
Total Investments (99.8%) (Cost of $74,428,130) (d)		86,746,221
Other Assets & Liabilities, Net (0.2%)		173,100
Net Assets (100.0%)		$86,919,321

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  The security or a portion of the security is pledged as collateral for open futures contracts. At January 31, 2006, the total market value of securities pledged amounted to $207,214.

(c)  The rate shown represents the annualized yield at the date of purchase.

(d)  Cost for federal income tax purposes is $74,428,130.

At January 31, 2006, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500® Index	10	$3,209,000	$3,175,029	Mar-2006	$33,971

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

At January 31, 2006, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	20.1%
Information Technology	14.6
Health Care	12.8
Industrials	10.3
Consumer Discretionary	10.3
Energy	10.0
Consumer Staples	8.9
Utilities	3.1
Materials	3.0
Telecommunication Services	2.9
Short-Term Obligations	3.8
Other Assets & Liabilities, Net	0.2
100.0%

Acronym	Name
REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

January 31, 2006 (Unaudited)

	Shares	Value
Common Stocks (95.7%)
Consumer Discretionary (12.2%)
Hotels, Restaurants & Leisure (1.1%)
Marriott International, Inc., Class A	3,130	$208,583
Starbucks Corp. (a)	6,400	202,880
		411,463
Internet & Catalog Retail (2.2%)
eBay, Inc. (a)	13,200	568,920
Expedia, Inc. (a)	11,000	286,220
		855,140
Media (0.8%)
Getty Images, Inc. (a)	3,700	302,105
Multiline Retail (0.8%)
Target Corp.	5,600	306,600
Specialty Retail (6.3%)
Best Buy Co., Inc.	2,800	141,848
Chico's FAS, Inc. (a)	4,700	204,732
Home Depot, Inc.	10,970	444,834
Lowe's Companies, Inc.	8,670	550,978
Office Depot, Inc. (a)	18,300	606,645
Tiffany & Co.	12,700	478,790
		2,427,827
Textiles, Apparel & Luxury Goods (1.0%)
Coach, Inc. (a)	2,860	102,817
NIKE, Inc., Class B	3,370	272,802
		375,619
Consumer Staples (6.3%)
Beverages (1.4%)
PepsiCo, Inc.	9,360	535,205
Food & Staples Retailing (1.9%)
Wal-Mart Stores, Inc.	16,100	742,371
Food Products (0.1%)
Kellogg Co.	1,220	52,338
Household Products (2.9%)
Colgate-Palmolive Co.	9,300	510,477
Procter & Gamble Co.	9,793	580,039
		1,090,516
Energy (4.6%)
Energy Equipment & Services (0.9%)
Halliburton Co.	4,300	342,065

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (3.7%)
Anadarko Petroleum Corp.	4,900	$528,318
EOG Resources, Inc.	5,500	464,970
XTO Energy, Inc.	8,200	402,456
		1,395,744
Financials (8.9%)
Capital Markets (4.0%)
Bank of New York Co., Inc.	15,800	502,598
Franklin Resources, Inc.	3,200	315,200
Merrill Lynch & Co., Inc.	5,000	375,350
State Street Corp.	5,650	341,599
		1,534,747
Commercial Banks (1.9%)
Wells Fargo & Co.	6,490	404,716
Zions Bancorporation	3,800	300,466
		705,182
Consumer Finance (1.4%)
American Express Co.	10,500	550,725
Insurance (1.6%)
American International Group, Inc.	5,380	352,175
XL Capital Ltd., Class A	4,000	270,640
		622,815
Health Care (19.6%)
Biotechnology (2.7%)
Amgen, Inc. (a)	7,210	525,537
Genentech, Inc. (a)	2,900	249,168
Protein Design Labs, Inc. (a)	9,100	265,265
		1,039,970
Health Care Equipment & Supplies (6.5%)
Alcon, Inc.	820	104,895
Baxter International, Inc.	7,400	272,690
Medtronic, Inc.	11,760	664,087
PerkinElmer, Inc.	8,100	184,194
Thermo Electron Corp. (a)	16,130	542,613
Varian Medical Systems, Inc. (a)	8,830	531,654
Zimmer Holdings, Inc. (a)	2,700	186,165
		2,486,298
Health Care Providers & Services (3.4%)
Aetna, Inc.	4,500	435,600
Caremark Rx, Inc. (a)	7,410	365,313
UnitedHealth Group, Inc.	8,500	505,070
		1,305,983
Pharmaceuticals (7.0%)
IVAX Corp. (a)(b)	10,190	317,113
Johnson & Johnson	8,940	514,408

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Novartis AG, ADR	13,080	$721,493
Roche Holdings Ltd., ADR	7,100	560,900
Teva Pharmaceutical Industries Ltd., ADR	12,950	552,058
		2,665,972
Industrials (13.4%)
Aerospace & Defense (1.3%)
United Technologies Corp.	8,600	501,982
Air Freight & Logistics (1.2%)
United Parcel Service, Inc., Class B	6,100	456,951
Commercial Services & Supplies (0.7%)
Waste Management, Inc.	8,200	258,956
Construction & Engineering (1.2%)
Foster Wheeler Ltd. (a)	8,900	438,325
Electrical Equipment (2.5%)
Emerson Electric Co.	4,900	379,505
Rockwell Automation, Inc.	8,680	573,487
		952,992
Industrial Conglomerates (3.1%)
General Electric Co.	36,600	1,198,650
Machinery (1.8%)
Caterpillar, Inc.	7,400	502,460
ITT Industries, Inc.	1,670	171,175
		673,635
Road & Rail (1.6%)
Burlington Northern Santa Fe Corp.	3,700	296,444
Canadian National Railway Co.	3,600	325,404
		621,848
Information Technology (28.1%)
Communications Equipment (4.5%)
Cisco Systems, Inc. (a)	24,380	452,737
Corning, Inc. (a)	13,200	321,420
F5 Networks, Inc. (a)	1,800	116,460
Motorola, Inc.	16,500	374,715
QUALCOMM, Inc.	9,600	460,416
		1,725,748
Computers & Peripherals (4.4%)
Apple Computer, Inc. (a)	4,700	354,897
EMC Corp. (a)	32,660	437,644

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Computers & Peripherals (continued)
Hewlett-Packard Co.	6,700	$208,906
International Business Machines Corp.	8,500	691,050
		1,692,497
Internet Software & Services (4.8%)
Akamai Technologies, Inc. (a)	9,200	200,836
Google, Inc., Class A (a)	2,300	996,475
Yahoo!, Inc. (a)	19,020	653,147
		1,850,458
Semiconductors & Semiconductor Equipment (6.8%)
Advanced Micro Devices, Inc. (a)	4,700	196,742
Broadcom Corp., Class A (a)	7,700	525,140
Intel Corp.	10,910	232,056
Lam Research Corp. (a)	12,700	589,661
Microchip Technology, Inc.	7,650	286,951
National Semiconductor Corp.	3,300	93,093
Novellus Systems, Inc. (a)	7,100	201,285
Samsung Electronics Co., Ltd., GDR (c)	500	191,500
Texas Instruments, Inc.	9,110	266,285
		2,582,713
Software (7.6%)
Adobe Systems, Inc.	4,700	186,684
Autodesk, Inc.	4,520	183,467
Microsoft Corp.	68,620	1,931,653
SAP AG, ADR	11,600	595,892
		2,897,696
Materials (1.7%)
Chemicals (0.9%)
Monsanto Co.	4,194	354,854
Metals & Mining (0.8%)
Phelps Dodge Corp.	1,900	304,950
Telecommunication Services (0.9%)
Wireless Telecommunication Services (0.9%)
American Tower Corp., Class A (a)	11,600	358,904
Total Common Stocks (Cost of $31,630,588)		36,619,844

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (3.0%)
Repurchase agreement with State Street Bank & Trust Co., dated 01/31/06, due 02/01/06 at 4.270%, collateralized by a U.S. Treasury Note maturing 11/15/08, market value of $1,174,098 (repurchase proceeds $1,149,136)	$1,149,000	$1,149,000
Total Short-Term Obligation (Cost of $1,149,000)		1,149,000
Total Investments (98.7%) (Cost of $32,779,588) (d)		37,768,844
Other Assets & Liabilities, Net (1.3%)		486,281
Net Assets (100.0%)		$38,255,125

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2006, the value of this security, which is not illiquid, represents 0.5% of net assets.

(d)  Cost for federal income tax purposes is $32,779,588.

At January 31, 2006, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	28.1%
Health Care	19.6
Industrials	13.4
Consumer Discretionary	12.2
Financials	8.9
Consumer Staples	6.3
Energy	4.6
Materials	1.7
Telecommunication Services	0.9
Short-Term Obligation	3.0
Other Assets & Liabilities, Net	1.3
100.0%

Acronym	Name
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

January 31, 2006 (Unaudited)

	Shares	Value
Common Stocks (97.4%)
Consumer Discretionary (8.1%)
Auto Components (0.7%)
Johnson Controls, Inc.	3,700	$256,188
Hotels, Restaurants & Leisure (3.0%)
Carnival Corp.	3,500	181,160
McDonald's Corp.	12,266	429,433
Starwood Hotels & Resorts Worldwide, Inc.	7,900	480,399
		1,090,992
Media (0.4%)
CBS Corp., Class A	2,217	58,085
Viacom, Inc., Class A (a)	2,217	92,006
		150,091
Multiline Retail (2.6%)
Federated Department Stores, Inc.	6,716	447,487
J.C. Penney Co., Inc.	9,176	512,021
		959,508
Specialty Retail (1.4%)
Office Depot, Inc. (a)	7,200	238,680
Staples, Inc.	12,100	286,891
		525,571
Consumer Staples (4.9%)
Beverages (1.9%)
Diageo PLC, ADR	5,999	360,060
PepsiCo, Inc.	6,058	346,396
		706,456
Food Products (0.9%)
Cadbury Schweppes PLC, ADR	8,600	342,538
Tobacco (2.1%)
Altria Group, Inc.	10,429	754,434
Energy (14.3%)
Energy Equipment & Services (3.4%)
Halliburton Co.	5,277	419,785
Nabors Industries Ltd. (a)	3,200	260,000
National-Oilwell Varco, Inc. (a)	3,300	251,031
Schlumberger Ltd.	2,625	334,556
		1,265,372
Oil & Gas Services (10.9%)
Chevron Corp.	5,685	337,575
ConocoPhillips	4,032	260,871
Exxon Mobil Corp.	19,835	1,244,646
Marathon Oil Corp.	4,664	358,522
Murphy Oil Corp.	2,700	153,900

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Oil & Gas Services (continued)
Occidental Petroleum Corp.	8,300	$810,993
Valero Energy Corp.	6,100	380,823
Williams Companies, Inc.	18,700	445,808
		3,993,138
Financials (34.7%)
Capital Markets (7.2%)
Bank of New York Co., Inc.	11,995	381,561
Deutsche Bank AG, Registered Shares	1,000	107,430
Franklin Resources, Inc.	2,419	238,271
Goldman Sachs Group, Inc.	2,655	375,019
Lehman Brothers Holdings, Inc.	1,700	238,765
Merrill Lynch & Co., Inc.	10,880	816,762
Morgan Stanley	4,580	281,441
Nuveen Investments, Class A	5,000	226,850
		2,666,099
Commercial Banks (11.8%)
Marshall & Ilsley Corp.	9,820	411,851
Mitsubishi UFJ Financial Group, Inc., ADR	15,400	222,530
North Fork Bancorporation, Inc.	14,522	373,506
PNC Financial Services Group, Inc.	5,500	356,730
SunTrust Banks, Inc.	2,400	171,480
U.S. Bancorp	26,546	793,991
UnionBanCal Corp.	4,000	268,360
Wachovia Corp.	16,586	909,410
Wells Fargo & Co.	13,028	812,426
		4,320,284
Diversified Financial Services (3.9%)
CIT Group, Inc.	4,700	250,698
Citigroup, Inc.	18,085	842,399
JPMorgan Chase & Co.	8,500	337,875
		1,430,972
Insurance (7.5%)
ACE Ltd.	3,300	180,675
Allstate Corp.	6,314	328,644
Ambac Financial Group, Inc.	4,635	356,014
American International Group, Inc.	8,351	546,656
Genworth Financial, Inc., Class A	9,500	311,220
Hartford Financial Services Group, Inc.	4,055	333,443
St. Paul Travelers Companies, Inc.	7,100	322,198
UnumProvident Corp.	9,166	186,345
XL Capital Ltd., Class A	2,741	185,456
		2,750,651

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Real Estate (3.1%)
Archstone-Smith Trust, REIT	6,055	$283,738
Host Marriott Corp., REIT	15,900	317,205
Kimco Realty Corp., REIT	8,836	310,055
ProLogis Trust, REIT	4,400	225,368
		1,136,366
Thrifts & Mortgage Finance (1.2%)
Golden West Financial Corp.	6,400	451,968
Health Care (8.0%)
Health Care Equipment & Supplies (0.8%)
Baxter International, Inc.	7,700	283,745
Health Care Providers & Services (1.8%)
Aetna, Inc.	2,772	268,330
CIGNA Corp.	3,252	395,443
		663,773
Pharmaceuticals (5.4%)
AstraZeneca PLC, ADR	7,400	359,936
GlaxoSmithKline PLC, ADR	6,965	356,886
Novartis AG, ADR	6,848	377,736
Pfizer, Inc.	19,362	497,216
Sanofi-Aventis, ADR	8,300	381,800
		1,973,574
Industrials (10.1%)
Aerospace & Defense (3.4%)
General Dynamics Corp.	3,187	370,839
Goodrich Corp.	8,400	330,708
United Technologies Corp.	9,496	554,282
		1,255,829
Building Products (0.7%)
American Standard Companies, Inc.	6,400	230,400
Industrial Conglomerates (0.9%)
General Electric Co.	10,092	330,513
Machinery (3.0%)
Caterpillar, Inc.	8,200	556,780
Eaton Corp.	3,791	250,964
Ingersoll-Rand Co., Ltd., Class A	7,700	302,379
		1,110,123
Road & Rail (2.1%)
Burlington Northern Santa Fe Corp.	7,100	568,852
Norfolk Southern Corp.	3,900	194,376
		763,228

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Information Technology (5.4%)
Communications Equipment (1.2%)
Motorola, Inc.	8,700	$197,577
Nokia Oyj, ADR	12,600	231,588
		429,165
Computers & Peripherals (2.6%)
Dell, Inc. (a)	2,700	79,137
Hewlett-Packard Co.	18,000	561,240
International Business Machines Corp.	3,736	303,737
		944,114
Electronic Equipment & Instruments (0.5%)
Agilent Technologies, Inc. (a)	5,300	179,723
Semiconductors & Semiconductor Equipment (1.1%)
Intel Corp.	6,353	135,128
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	26,500	286,200
		421,328
Materials (4.0%)
Chemicals (0.7%)
Rohm and Haas Co.	5,500	279,950
Containers & Packaging (0.5%)
Crown Holdings, Inc. (a)	9,500	177,745
Metals & Mining (2.8%)
Freeport-McMoRan Copper & Gold, Inc., Class B	4,200	269,850
Nucor Corp.	2,200	185,306
Rio Tinto PLC, ADR	1,800	369,018
United States Steel Corp.	3,200	191,200
		1,015,374
Telecommunication Services (2.3%)
Diversified Telecommunication Services (2.3%)
AT&T, Inc.	15,957	414,084
Verizon Communications, Inc.	13,470	426,460
		840,544
Utilities (5.6%)
Electric Utilities (4.7%)
Edison International	7,600	333,032
Entergy Corp.	5,873	408,232
Exelon Corp.	10,851	623,065
FPL Group, Inc.	8,900	371,931
		1,736,260

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Multi-Utilities (0.9%)
PG&E Corp.	8,833	$329,559
Total Common Stocks (Cost of $30,984,168)		35,765,575
Convertible Preferred Stock (0.5%)
Financials (0.5%)
Insurance (0.5%)
XL Capital Ltd., Class A, 7.000%	7,160	181,435
Total Convertible Preferred Stock (Cost of $180,200)		181,435
	Par
Short-Term Obligation (1.0%)
Repurchase agreement with State Street Bank & Trust Co., dated 01/31/06, due 02/01/06 at 4.270%, collateralized by a U.S. Treasury Note maturing 10/15/09, market value of $388,781 (repurchase proceeds $381,045)	$381,000	381,000
Total Short-Term Obligation (Cost of $381,000)		381,000
Total Investments (98.9%) (Cost of $31,545,368) (b)		36,328,010
Other Assets & Liabilities, Net (1.1%)		393,713
Net Assets (100.0%)		$36,721,723

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $31,545,368.

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

At January 31, 2006, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	35.2%
Energy	14.3
Industrials	10.1
Consumer Discretionary	8.1
Health Care	8.0
Utilities	5.6
Information Technology	5.4
Consumer Staples	4.9
Materials	4.0
Telecommunication Services	2.3
Short-Term Obligation	1.0
Other Assets & Liabilities, Net	1.1
100.0%

Acronym	Name
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

January 31, 2006 (Unaudited)

	Shares	Value
Common Stocks (96.0%)
Consumer Discretionary (17.3%)
Auto Components (0.5%)
Autoliv, Inc.	2,570	$125,904
Diversified Consumer Services (0.3%)
Education Management Corp. (a)	2,680	82,062
Hotels, Restaurants & Leisure (5.4%)
Applebee's International, Inc.	4,310	103,311
Brinker International, Inc.	2,400	97,680
Cheesecake Factory, Inc. (a)	5,800	213,730
Harrah's Entertainment, Inc.	1,555	114,448
Hilton Hotels Corp.	8,270	206,171
Marriott International, Inc., Class A	1,990	132,614
Scientific Games Corp., Class A (a)	3,290	105,445
Starwood Hotels & Resorts Worldwide, Inc.	1,830	111,282
Wendy's International, Inc.	1,850	109,057
Yum! Brands, Inc.	4,460	220,636
		1,414,374
Household Durables (1.0%)
Centex Corp.	790	56,398
D.R. Horton, Inc.	2,633	98,263
Fortune Brands, Inc.	1,510	113,190
		267,851
Internet & Catalog Retail (0.6%)
NetFlix, Inc. (a)	6,110	168,331
Leisure Equipment & Products (0.5%)
SCP Pool Corp.	3,010	120,039
Media (2.9%)
Cablevision Systems Corp. (a)	2,500	61,500
Getty Images, Inc. (a)	1,440	117,576
Grupo Televisa SA, ADR	2,160	180,468
Lamar Advertising Co., Class A (a)	1,870	85,870
XM Satellite Radio Holdings, Inc., Class A (a)	11,670	305,521
		750,935
Specialty Retail (4.8%)
Abercrombie & Fitch Co., Class A	4,130	274,191
Chico's FAS, Inc. (a)	11,030	480,467
Children's Place Retail Stores, Inc. (a)	1,890	82,763
GameStop Corp., Class A (a)	4,310	173,736
PETsMART, Inc.	4,550	114,023
Urban Outfitters, Inc. (a)	4,420	120,710
		1,245,890

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods (1.3%)
Coach, Inc. (a)	9,790	$351,950
Consumer Staples (1.7%)
Food & Staples Retailing (0.5%)
Whole Foods Market, Inc.	1,860	137,398
Food Products (0.5%)
H.J. Heinz Co.	2,510	85,189
Tyson Foods, Inc., Class A	3,590	51,445
		136,634
Personal Products (0.5%)
Alberto-Culver Co., Class B	1,780	78,854
Estee Lauder Companies, Inc., Class A	1,710	62,364
		141,218
Tobacco (0.2%)
UST, Inc.	1,070	41,666
Energy (11.3%)
Energy Equipment & Services (5.4%)
BJ Services Co.	3,300	133,617
Diamond Offshore Drilling, Inc.	2,180	185,017
ENSCO International, Inc.	2,830	144,670
FMC Technologies, Inc. (a)	4,730	245,108
Grant Prideco, Inc. (a)	3,820	191,344
Nabors Industries Ltd. (a)	1,840	149,500
National-Oilwell Varco, Inc. (a)	1,770	134,644
Smith International, Inc.	5,260	236,700
		1,420,600
Oil, Gas & Consumable Fuels (5.9%)
Chesapeake Energy Corp.	3,010	105,470
EOG Resources, Inc.	3,930	332,242
Massey Energy Co.	3,070	126,638
Peabody Energy Corp.	2,240	222,902
Southwestern Energy Co. (a)	7,170	309,314
Tesoro Petroleum Corp.	1,740	126,098
XTO Energy, Inc.	6,314	309,891
		1,532,555
Financials (6.7%)
Capital Markets (4.0%)
Affiliated Managers Group, Inc. (a)	2,470	229,216
E*TRADE Financial Corp. (a)	7,590	180,566
Lazard Ltd., Class A	7,400	265,364
Legg Mason, Inc.	1,300	168,610
T. Rowe Price Group, Inc.	2,660	203,304
		1,047,060

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Commercial Banks (1.4%)
East West Bancorp, Inc.	4,730	$174,584
Zions Bancorporation	2,330	184,233
		358,817
Diversified Financial Services (0.8%)
Chicago Mercantile Exchange	510	215,857
Insurance (0.5%)
Ambac Financial Group, Inc.	1,865	143,251
Health Care (17.6%)
Biotechnology (2.6%)
Amylin Pharmaceuticals, Inc. (a)	4,330	183,592
Celgene Corp. (a)	1,100	78,265
Invitrogen Corp. (a)	730	50,282
MedImmune, Inc. (a)	3,300	112,596
Nektar Therapeutics (a)	5,610	111,078
Neurocrine Biosciences, Inc. (a)	2,380	144,633
		680,446
Health Care Equipment & Supplies (4.5%)
Biomet, Inc.	4,800	181,488
DENTSPLY International, Inc.	1,620	86,994
Gen-Probe, Inc. (a)	3,790	191,130
ResMed, Inc. (a)	3,972	156,656
Thermo Electron Corp. (a)	5,430	182,665
Varian Medical Systems, Inc. (a)	4,460	268,536
Waters Corp. (a)	2,660	111,587
		1,179,056
Health Care Providers & Services (6.9%)
Cerner Corp. (a)	2,920	131,400
Community Health Systems, Inc. (a)	3,175	115,538
Coventry Health Care, Inc. (a)	5,050	300,829
DaVita, Inc. (a)	4,767	260,993
Health Management Associates, Inc., Class A	3,820	80,296
Henry Schein, Inc. (a)	2,250	104,940
Humana, Inc. (a)	3,760	209,695
Laboratory Corp. of America Holdings (a)	3,350	196,478
Lincare Holdings, Inc. (a)	1,280	54,093
Medco Health Solutions, Inc. (a)	1,730	93,593
Quest Diagnostics, Inc.	1,880	92,929
United Surgical Partners International, Inc. (a)	4,120	159,691
		1,800,475
Pharmaceuticals (3.6%)
Allergan, Inc.	1,980	230,472
Endo Pharmaceuticals Holdings, Inc. (a)	4,307	123,611
Forest Laboratories, Inc. (a)	2,140	99,039
Medicis Pharmaceutical Corp., Class A	3,770	116,531

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Shire Pharmaceuticals Group PLC, ADR	3,640	$177,450
Teva Pharmaceutical Industries Ltd., ADR	4,820	205,476
		952,579
Industrials (11.7%)
Aerospace & Defense (1.7%)
Armor Holdings, Inc. (a)	2,490	118,698
BE Aerospace, Inc. (a)	4,740	99,635
Rockwell Collins, Inc.	4,640	217,709
		436,042
Air Freight & Logistics (1.4%)
C.H. Robinson Worldwide, Inc.	5,150	208,369
UTI Worldwide, Inc.	1,630	170,710
		379,079
Airlines (0.5%)
Southwest Airlines Co.	8,610	141,721
Commercial Services & Supplies (3.5%)
ChoicePoint, Inc. (a)	4,955	203,750
Cintas Corp.	2,040	86,904
Corporate Executive Board Co.	4,015	337,822
Robert Half International, Inc.	8,180	298,815
		927,291
Construction & Engineering (0.5%)
Jacobs Engineering Group, Inc. (a)	1,500	125,055
Electrical Equipment (1.1%)
Rockwell Automation, Inc.	3,520	232,566
Roper Industries, Inc.	1,190	48,017
		280,583
Machinery (2.5%)
Joy Global, Inc.	6,965	376,388
Terex Corp. (a)	3,770	265,785
		642,173
Road & Rail (0.5%)
Landstar System, Inc.	3,150	133,245
Information Technology (19.0%)
Communications Equipment (2.6%)
Comverse Technology, Inc. (a)	9,250	253,358
CSR PLC (a)	13,690	272,770
F5 Networks, Inc. (a)	1,380	89,286
Harris Corp.	1,570	72,895
		688,309

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Computers & Peripherals (0.3%)
Sun Microsystems, Inc. (a)	15,340	$69,030
Electronic Equipment & Instruments (0.6%)
Trimble Navigation Ltd. (a)	3,760	150,475
Internet Software & Services (0.5%)
VeriSign, Inc. (a)	6,150	146,062
IT Services (3.8%)
Affiliated Computer Services, Inc., Class A (a)	1,640	102,664
Alliance Data Systems Corp. (a)	5,750	242,937
Cognizant Technology Solutions Corp., Class A (a)	4,470	234,094
Fiserv, Inc. (a)	2,020	88,840
Global Payments, Inc.	3,490	177,746
Paychex, Inc.	4,430	161,030
		1,007,311
Semiconductors & Semiconductor Equipment (7.0%)
Advanced Micro Devices, Inc. (a)	3,030	126,836
Broadcom Corp., Class A (a)	11,330	772,706
Intersil Corp., Class A	5,140	149,368
Marvell Technology Group Ltd. (a)	5,370	367,416
MEMC Electronic Materials, Inc. (a)	5,190	148,330
National Semiconductor Corp.	4,690	132,305
NVIDIA Corp. (a)	2,880	129,485
		1,826,446
Software (4.2%)
Amdocs Ltd. (a)	4,170	134,274
Autodesk, Inc.	3,017	122,460
Check Point Software Technologies Ltd. (a)	5,580	120,751
Citrix Systems, Inc. (a)	7,040	217,114
Hyperion Solutions Corp. (a)	3,840	132,135
McAfee, Inc. (a)	2,160	50,090
Mercury Interactive Corp. (a)	3,095	107,551
NAVTEQ Corp. (a)	4,680	210,179
		1,094,554
Materials (5.5%)
Chemicals (1.9%)
Ecolab, Inc.	2,750	98,477
Potash Corp. of Saskatchewan, Inc.	4,410	396,856
		495,333
Construction Materials (1.1%)
Cemex SA de CV, ADR	2,110	139,218
Eagle Materials, Inc.	1,010	164,519
		303,737

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Metals & Mining (2.5%)
Allegheny Technologies, Inc.	1,560	$80,886
Freeport-McMoRan Copper & Gold, Inc., Class B	3,570	229,373
Inco Ltd.	2,040	104,611
Phelps Dodge Corp.	1,450	232,725
		647,595
Telecommunication Services (4.2%)
Wireless Telecommunication Services (4.2%)
American Tower Corp., Class A (a)	12,356	382,295
Crown Castle International Corp. (a)	6,880	217,614
Millicom International Cellular SA (a)	5,810	223,685
NII Holdings, Inc. (a)	4,060	200,807
VimpelCom, ADR (a)	1,860	87,048
		1,111,449
Utilities (1.0%)
Independent Power Producers & Energy Traders (1.0%)
AES Corp. (a)	14,580	248,443
Total Common Stocks (Cost of $17,961,140)		25,168,881
	Par
Short-Term Obligation (3.7%)
Repurchase agreement with State Street Bank & Trust Co., dated 01/31/06, due 02/01/06 at 4.270%, collateralized by a U.S. Treasury Note maturing 11/15/08, market value of $1,001,287 (repurchase proceeds $981,116)	$981,000	981,000
Total Short-Term Obligation (Cost of $981,000)		981,000
Total Investments (99.7%) (Cost of $18,942,140) (b)		26,149,881
Other Assets & Liabilities, Net (0.3%)		77,565
Net Assets (100.0%)		$26,227,446

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $18,942,140.

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

At January 31, 2006, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	19.0%
Health Care	17.6
Consumer Discretionary	17.3
Industrials	11.7
Energy	11.3
Financials	6.7
Materials	5.5
Telecommunication Services	4.2
Consumer Staples	1.7
Utilities	1.0
Short -Term Obligation	3.7
Other Assets & Liabilities, Net	0.3
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

January 31, 2006 (Unaudited)

	Shares	Value
Common Stocks (95.0%)
Consumer Discretionary (10.2%)
Auto Components (1.5%)
BorgWarner, Inc.	2,000	$110,260
Johnson Controls, Inc.	2,500	173,100
		283,360
Hotels, Restaurants & Leisure (2.3%)
Harrah's Entertainment, Inc.	1,300	95,680
Outback Steakhouse, Inc.	3,200	147,936
Starwood Hotels & Resorts Worldwide, Inc.	2,900	176,349
		419,965
Media (1.0%)
Dow Jones & Co., Inc.	4,800	182,448
Multiline Retail (1.9%)
Federated Department Stores, Inc.	2,108	140,456
J.C. Penney Co., Inc.	3,800	212,040
		352,496
Specialty Retail (3.5%)
Office Depot, Inc. (a)	6,300	208,845
Pacific Sunwear of California, Inc. (a)	3,900	95,589
Sherwin-Williams Co.	2,700	142,830
TJX Companies, Inc.	7,900	201,687
		648,951
Consumer Staples (4.9%)
Beverages (0.8%)
Fomento Economico Mexicano SA de CV, ADR	800	62,671
Pepsi Bottling Group, Inc.	3,100	89,900
		152,571
Food & Staples Retailing (1.7%)
Kroger Co. (a)	6,600	121,440
SUPERVALU, Inc.	5,900	188,387
		309,827
Food Products (2.1%)
Corn Products International, Inc.	4,849	132,232
Dean Foods Co. (a)	4,600	174,478
Tyson Foods, Inc., Class A	6,200	88,846
		395,556
Tobacco (0.3%)
UST, Inc.	1,200	46,728
Energy (7.1%)
Energy Equipment & Services (2.5%)
Dresser-Rand Group, Inc. (a)	2,800	75,404
National-Oilwell Varco, Inc. (a)	1,525	116,007

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Energy Equipment & Services (continued)
Technip SA, ADR	1,500	$102,255
Weatherford International Ltd. (a)	3,800	170,164
		463,830
Oil, Gas & Consumable Fuels (4.6%)
Amerada Hess Corp.	700	108,360
EOG Resources, Inc.	700	59,178
Kerr-McGee Corp.	1,300	143,507
Marathon Oil Corp.	614	47,198
Murphy Oil Corp.	1,200	68,400
Peabody Energy Corp.	1,200	119,412
Williams Companies, Inc.	8,500	202,640
XTO Energy, Inc.	1,966	96,491
		845,186
Financials (26.5%)
Capital Markets (1.8%)
Bear Stearns Companies, Inc.	1,600	202,336
Nuveen Investments, Class A	2,000	90,740
Waddell & Reed Financial, Inc., Class A	2,000	44,560
		337,636
Commercial Banks (9.8%)
Bank of Hawaii Corp.	3,800	198,398
City National Corp.	1,850	138,695
Comerica, Inc.	3,100	171,957
Cullen/Frost Bankers, Inc.	3,250	174,655
Marshall & Ilsley Corp.	5,000	209,700
Mercantile Bankshares Corp.	4,350	165,082
North Fork Bancorporation, Inc.	6,950	178,754
SVB Financial Group (a)	1,900	94,012
UnionBanCal Corp.	2,300	154,307
Whitney Holding Corp.	3,300	108,570
Zions Bancorporation	2,600	205,582
		1,799,712
Diversified Financial Services (0.9%)
CIT Group, Inc.	3,200	170,688
Insurance (6.6%)
Ambac Financial Group, Inc.	2,550	195,866
Conseco, Inc. (a)	3,800	92,606
Endurance Specialty Holdings Ltd.	4,500	148,185
Genworth Financial, Inc., Class A	3,700	121,212
Lincoln National Corp.	2,500	136,325
Loews Corp.	1,400	138,166
Old Republic International Corp.	7,625	163,556
Willis Group Holdings Ltd.	4,100	142,311
XL Capital Ltd., Class A	1,200	81,192
		1,219,419

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Real Estate (4.6%)
Archstone-Smith Trust, REIT	2,900	$135,894
Boston Properties, Inc., REIT	2,400	187,824
Equity Office Properties Trust, REIT	4,600	146,372
Host Marriott Corp., REIT	9,200	183,540
ProLogis Trust, REIT	3,700	189,514
		843,144
Thrifts & Mortgage Finance (2.8%)
Golden West Financial Corp.	2,600	183,612
PMI Group, Inc.	4,600	198,858
Sovereign Bancorp, Inc.	6,100	132,980
		515,450
Health Care (5.8%)
Biotechnology (0.8%)
Charles River Laboratories International, Inc. (a)	1,400	64,582
PDL BioPharma Inc. (a)	3,100	90,365
		154,947
Health Care Equipment & Supplies (1.5%)
Hospira, Inc. (a)	2,800	125,300
Millipore Corp. (a)	2,100	144,438
		269,738
Health Care Providers & Services (2.0%)
CIGNA Corp.	2,000	243,200
Community Health Systems, Inc. (a)	3,400	123,726
		366,926
Pharmaceuticals (1.5%)
IVAX Corp. (a)(b)	4,000	124,480
Shire Pharmaceuticals Group PLC, ADR	3,100	151,125
		275,605
Industrials (14.5%)
Aerospace & Defense (1.0%)
Goodrich Corp.	4,700	185,039
Building Products (0.7%)
American Standard Companies, Inc.	3,800	136,800
Commercial Services & Supplies (1.8%)
ARAMARK Corp., Class B	3,700	98,605
Avery Dennison Corp.	1,800	107,532
Manpower, Inc.	2,400	129,192
		335,329

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Construction & Engineering (1.3%)
Fluor Corp.	1,200	$105,540
Jacobs Engineering Group, Inc. (a)	1,625	135,476
		241,016
Electrical Equipment (0.8%)
Cooper Industries Ltd., Class A	1,700	138,805
Industrial Conglomerates (1.1%)
Textron, Inc.	2,300	194,258
Machinery (5.2%)
Dover Corp.	4,150	190,609
Eaton Corp.	2,300	152,260
Harsco Corp.	1,400	110,908
Ingersoll-Rand Co., Ltd., Class A	3,700	145,299
Kennametal, Inc.	3,200	187,200
Parker Hannifin Corp.	2,250	170,483
		956,759
Marine (0.5%)
Alexander & Baldwin, Inc.	1,700	89,369
Road & Rail (1.4%)
Burlington Northern Santa Fe Corp.	1,400	112,168
Norfolk Southern Corp.	2,975	148,274
		260,442
Trading Companies & Distributors (0.7%)
United Rentals, Inc. (a)	4,700	137,757
Information Technology (7.2%)
Electronic Equipment & Instruments (3.2%)
Agilent Technologies, Inc. (a)	4,100	139,031
Arrow Electronics, Inc. (a)	5,400	185,544
Mettler-Toledo International, Inc. (a)	2,300	133,147
Tektronix, Inc.	4,500	132,750
		590,472
IT Services (0.7%)
Ingram Micro, Inc., Class A (a)	6,800	131,580
Semiconductors & Semiconductor Equipment (2.2%)
ATI Technologies, Inc. (a)	2,800	49,980
Cypress Semiconductor Corp. (a)	2,600	44,018
Fairchild Semiconductor International, Inc. (a)	2,700	53,865
KLA-Tencor Corp.	1,700	88,366
Lam Research Corp. (a)	1,200	55,716
MEMC Electronic Materials, Inc. (a)	1,800	51,444
Novellus Systems, Inc. (a)	1,800	51,030
		394,419

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Software (1.1%)
Activision, Inc. (a)	3,733	$53,531
Cadence Design Systems, Inc. (a)	3,500	61,810
Electronic Arts, Inc. (a)	800	43,664
Synopsys, Inc. (a)	2,100	46,431
		205,436
Materials (9.1%)
Chemicals (5.6%)
Air Products & Chemicals, Inc.	2,400	148,056
Ashland, Inc.	1,575	103,824
Celanese Corp., Series A	5,200	106,444
Cytec Industries, Inc.	2,100	104,160
Lubrizol Corp.	3,200	146,368
Nalco Holding Co. (a)	7,000	129,150
PPG Industries, Inc.	1,750	104,125
Rohm and Haas Co.	3,700	188,330
		1,030,457
Construction Materials (0.6%)
Martin Marietta Materials, Inc.	1,400	118,692
Containers & Packaging (1.0%)
Crown Holdings, Inc. (a)	9,500	177,745
Metals & Mining (1.9%)
Alumina Ltd., ADR	4,100	94,710
Freeport-McMoRan Copper & Gold, Inc., Class B	1,600	102,800
Nucor Corp.	1,750	147,403
		344,913
Utilities (9.7%)
Electric Utilities (5.1%)
Edison International	3,800	166,516
Entergy Corp.	2,450	170,300
Exelon Corp.	3,500	200,970
FPL Group, Inc.	3,700	154,623
Hawaiian Electric Industries, Inc.	3,500	91,805
PPL Corp.	4,700	141,611
		925,825
Gas Utilities (0.5%)
AGL Resources, Inc.	2,700	96,606
Independent Power Producers & Energy Traders (1.3%)
AES Corp. (a)	6,300	107,352
Constellation Energy Group, Inc.	2,300	134,021
		241,373

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Multi-Utilities (2.8%)
Energy East Corp.	6,300	$156,555
PG&E Corp.	5,800	216,398
Sempra Energy	3,000	144,150
		517,103
Total Common Stocks (Cost of $13,898,158)		17,504,378
	Par
Convertible Bond (0.5%)
Communications (0.5%)
Telecommunication Services (0.5%)
Lucent Technologies, Inc. 2.750% 06/15/25	$81,000	83,227
Total Convertible Bond (Cost of $92,304)		83,227
	Shares
Convertible Preferred Stocks (0.3%)
Financials (0.2%)
Insurance (0.2%)
XL Capital Ltd., Class A, 7.000%	1,700	43,078
Materials (0.1%)
Chemicals (0.1%)
Celanese Corp., 4.250%	700	20,563
Total Convertible Preferred Stocks (Cost of $62,854)		63,641

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (4.1%)
Repurchase agreement with State Street Bank & Trust Co., dated 01/31/06, due 02/01/06 at 4.270%, collateralized by a U.S. Treasury Bond maturing 08/15/19, market value of $777,033 (repurchase proceeds $757,090)	$757,000	$757,000
Total Short-Term Obligation (Cost of $757,000)		757,000
Total Investments (99.9%) (Cost of $14,810,316) (c)		18,408,246
Other Assets & Liabilities, Net (0.1%)		14,186
Net Assets (100.0%)		$18,422,432

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Cost for federal income tax purposes is $14,810,316.

At January 31, 2006, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	26.7%
Industrials	14.5
Consumer Discretionary	10.2
Utilities	9.7
Materials	9.2
Information Technology	7.2
Energy	7.1
Health Care	5.8
Consumer Staples	4.9
Telecommunication Services	0.5
Short-Term Obligation	4.1
Other Assets & Liabilities, Net	0.1
100.0%

Acronym	Name
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

January 31, 2006 (Unaudited)

	Shares	Value
Common Stocks (98.1%)
Consumer Discretionary (12.2%)
Diversified Consumer Services (0.4%)
Laureate Education, Inc. (a)	2,940	$153,174
Hotels, Restaurants & Leisure (5.2%)
Cosi, Inc. (a)	21,500	209,625
Pinnacle Entertainment, Inc. (a)	11,910	343,246
RARE Hospitality International, Inc. (a)	6,810	214,856
Red Robin Gourmet Burgers, Inc. (a)	4,860	192,893
Ruby Tuesday, Inc.	4,250	121,593
Scientific Games Corp., Class A (a)	16,950	543,247
Shuffle Master, Inc. (a)	8,080	205,232
Trump Entertainment Resorts, Inc. (a)	15,340	300,664
		2,131,356
Household Durables (0.2%)
Tupperware Brands Corp.	3,140	69,708
Internet & Catalog Retail (2.6%)
NetFlix, Inc. (a)	9,670	266,408
Nutri/System, Inc. (a)	5,220	255,258
VistaPrint Ltd. (a)	18,291	552,937
		1,074,603
Leisure Equipment & Products (0.6%)
SCP Pool Corp.	6,760	269,589
Media (0.4%)
Radio One, Inc., Class D (a)	14,430	158,153
Specialty Retail (2.8%)
Aaron Rents, Inc.	7,090	170,514
Children's Place Retail Stores, Inc. (a)	7,530	329,739
GameStop Corp., Class A (a)	7,013	282,694
Genesco, Inc. (a)	1,900	74,005
Gymboree Corp. (a)	8,283	204,093
Tractor Supply Co. (a)	2,160	110,333
		1,171,378
Consumer Staples (2.2%)
Beverages (0.3%)
Hansen Natural Corp. (a)	1,310	115,018
Household Products (0.8%)
Central Garden & Pet Co. (a)	6,840	339,127

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Personal Products (1.1%)
Playtex Products, Inc. (a)	11,320	$151,915
USANA Health Sciences, Inc. (a)	7,410	297,215
		449,130
Energy (9.4%)
Energy Equipment & Services (6.5%)
Atwood Oceanics, Inc. (a)	4,160	404,061
CAL Dive International, Inc. (a)	9,650	405,107
Core Laboratories NV (a)	7,460	332,567
Grey Wolf, Inc. (a)	45,520	400,576
Oil States International, Inc. (a)	5,190	212,271
Tetra Technologies, Inc. (a)	8,948	355,056
Todco, Class A	3,420	152,532
Veritas DGC, Inc. (a)	9,430	424,916
		2,687,086
Oil, Gas & Consumable Fuels (2.9%)
Carrizo Oil & Gas, Inc. (a)	11,775	339,827
Cheniere Energy, Inc. (a)	5,190	201,787
Foundation Coal Holdings, Inc.	4,420	196,513
Frontier Oil Corp.	3,790	179,608
Holly Corp.	3,680	270,848
		1,188,583
Financials (6.3%)
Capital Markets (2.0%)
Affiliated Managers Group, Inc. (a)	8,680	805,504
Commercial Banks (1.8%)
Signature Bank (a)	9,480	288,666
Sterling Financial Corp.	6,010	168,400
UCBH Holdings, Inc.	9,100	157,885
Wintrust Financial Corp.	2,270	121,899
		736,850
Diversified Financial Services (0.6%)
IntercontinentalExchange, Inc. (a)	2,076	105,502
Nasdaq Stock Market, Inc. (a)	3,880	162,611
		268,113
Insurance (1.9%)
Hanover Insurance Group, Inc.	5,360	259,692
ProAssurance Corp. (a)	9,880	505,758
		765,450

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Health Care (19.0%)
Biotechnology (3.9%)
Alkermes, Inc. (a)	6,760	$164,538
Amylin Pharmaceuticals, Inc. (a)	5,510	233,624
Digene Corp. (a)	11,680	387,776
ICOS Corp. (a)	5,450	135,433
Nektar Therapeutics (a)	10,730	212,454
Neurocrine Biosciences, Inc. (a)	4,390	266,780
United Therapeutics Corp. (a)	3,250	210,178
		1,610,783
Health Care Equipment & Supplies (5.9%)
ArthroCare Corp. (a)	4,860	217,679
Foxhollow Technologies, Inc. (a)	3,370	90,552
Haemonetics Corp. (a)	5,720	297,440
Hologic, Inc. (a)	3,013	155,049
Intuitive Surgical, Inc. (a)	1,610	221,617
Iris International, Inc. (a)	6,142	140,406
Kyphon, Inc. (a)	7,430	308,865
OraSure Technologies, Inc. (a)	31,130	339,628
Possis Medical, Inc. (a)	2,683	26,293
ResMed, Inc. (a)	13,620	537,173
Thoratec Corp. (a)	3,310	83,743
		2,418,445
Health Care Providers & Services (7.3%)
Allscripts Healthcare Solutions, Inc. (a)	11,540	203,220
Cerner Corp. (a)	6,000	270,000
DaVita, Inc. (a)	5,000	273,750
HealthExtras, Inc. (a)	20,370	670,173
ICON PLC, ADR (a)	11,283	496,226
LHC Group, Inc. (a)	7,638	121,444
Matria Healthcare, Inc. (a)	6,550	279,489
Pediatrix Medical Group, Inc. (a)	1,310	114,861
Psychiatric Solutions, Inc. (a)	3,860	127,341
United Surgical Partners International, Inc. (a)	11,700	453,492
		3,009,996
Pharmaceuticals (1.9%)
Medicis Pharmaceutical Corp., Class A	9,050	279,735
Salix Pharmaceuticals Ltd. (a)	29,100	506,049
		785,784
Industrials (21.2%)
Aerospace & Defense (3.7%)
Armor Holdings, Inc. (a)	4,710	224,526
BE Aerospace, Inc. (a)	24,207	508,831
Ceradyne, Inc. (a)	13,942	798,040
		1,531,397

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Air Freight & Logistics (1.0%)
Forward Air Corp.	4,247	$165,633
UTI Worldwide, Inc.	2,380	249,258
		414,891
Building Products (0.6%)
ElkCorp.	7,390	259,906
Commercial Services & Supplies (5.6%)
Corporate Executive Board Co.	7,400	622,636
Global Cash Access, Inc. (a)	13,117	202,789
Huron Consulting Group, Inc. (a)	9,610	270,714
Kenexa Corp. (a)	17,911	430,760
LECG Corp. (a)	12,548	210,555
Resources Connection, Inc. (a)	14,550	395,615
Waste Connections, Inc. (a)	4,260	148,844
		2,281,913
Construction & Engineering (1.7%)
Perini Corp. (a)	10,820	297,875
URS Corp. (a)	9,580	409,832
		707,707
Electrical Equipment (1.3%)
Evergreen Solar, Inc. (a)	9,160	141,339
General Cable Corp. (a)	9,290	227,605
Roper Industries, Inc.	4,410	177,943
		546,887
Machinery (6.3%)
ESCO Technologies, Inc. (a)	7,481	367,616
Joy Global, Inc.	11,300	610,652
RBC Bearings, Inc. (a)	14,223	263,694
Terex Corp. (a)	7,710	543,555
Wabtec Corp.	25,450	803,457
		2,588,974
Road & Rail (1.0%)
Landstar System, Inc.	4,170	176,391
Old Dominion Freight Line, Inc. (a)	7,534	215,020
		391,411
Information Technology (23.1%)
Communications Equipment (3.0%)
CSR PLC (a)	21,750	433,364
F5 Networks, Inc. (a)	6,490	419,903
Ixia (a)	29,894	376,665
		1,229,932
Computers & Peripherals (2.4%)
Electronics for Imaging, Inc. (a)	8,670	239,726
M-Systems Flash Disk Pioneers Ltd. (a)	6,327	183,356

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Computers & Peripherals (continued)
Presstek, Inc. (a)	17,356	$180,502
Rackable Systems, Inc. (a)	5,331	160,197
Synaptics, Inc. (a)	8,670	238,598
		1,002,379
Internet Software & Services (1.1%)
aQuantive, Inc. (a)	9,130	237,471
Equinix, Inc. (a)	4,970	233,242
		470,713
IT Services (3.9%)
Acxiom Corp.	10,080	238,594
CACI International, Inc., Class A (a)	4,007	228,800
Euronet Worldwide, Inc. (a)	15,916	513,609
Global Payments, Inc.	10,120	515,412
Heartland Payment Systems, Inc. (a)	4,650	114,436
		1,610,851
Semiconductors & Semiconductor Equipment (7.2%)
Atheros Communications, Inc. (a)	12,470	245,036
ATMI, Inc. (a)	12,910	433,776
Hittite Microwave Corp. (a)	16,770	469,560
Microsemi Corp. (a)	7,910	240,780
Silicon Laboratories, Inc. (a)	1,900	93,537
SiRF Technology Holdings, Inc. (a)	19,399	653,552
Tessera Technologies, Inc. (a)	10,820	349,270
Trident Microsystems, Inc. (a)	17,698	462,272
		2,947,783
Software (5.5%)
Embarcadero Technologies, Inc. (a)	46,669	350,018
Epicor Software Corp. (a)	20,850	277,305
Hyperion Solutions Corp. (a)	5,845	201,126
Informatica Corp. (a)	19,570	288,070
Kronos, Inc. (a)	3,060	120,258
Micros Systems, Inc. (a)	4,380	202,137
Quest Software, Inc. (a)	15,600	247,104
Transaction Systems Architects, Inc. (a)	7,260	239,507
Wind River Systems, Inc. (a)	24,620	329,416
		2,254,941
Materials (2.6%)
Construction Materials (0.8%)
Eagle Materials, Inc.	1,920	312,749
Metals & Mining (1.8%)
Allegheny Technologies, Inc.	6,600	342,210
Century Aluminum Co. (a)	7,010	238,901
Cleveland-Cliffs, Inc.	1,630	175,795
		756,906

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Telecommunication Services (2.1%)
Wireless Telecommunication Services (2.1%)
Dobson Communications Corp., Class A (a)	26,810	$198,930
Millicom International Cellular SA (a)	9,290	357,665
SBA Communications Corp., Class A (a)	15,080	329,498
		886,093
Total Common Stocks (Cost of $33,623,114)		40,403,263
	Par
Short-Term Obligation (2.0%)
Repurchase agreement with State Street Bank & Trust Co., dated 01/31/06, due 02/01/06 at 4.270%, collateralized by a U.S. Treasury Note maturing 10/15/09, market value of $855,318 (repurchase proceeds $837,099)	$837,000	837,000
Total Short-Term Obligation (Cost of $837,000)		837,000
Total Investments (100.1%) (Cost of $34,460,114) (b)		41,240,263
Other Assets & Liabilities, Net (-0.1%)		(50,573)
Net Assets (100.0%)		$41,189,690

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $34,460,114.

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

At January 31, 2006, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	23.1%
Industrials	21.2
Health Care	19.0
Consumer Discretionary	12.2
Energy	9.4
Financials	6.3
Materials	2.6
Consumer Staples	2.2
Telecommunication Services	2.1
Short-Term Obligation	2.0
Other Assets & Liabilities, Net	(0.1)
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

January 31, 2006 (Unaudited)

	Shares	Value
Common Stocks (99.5%)
Consumer Discretionary (10.4%)
Auto Components (0.9%)
BorgWarner, Inc.	3,600	$198,468
Modine Manufacturing Co.	5,640	152,844
		351,312
Distributors (0.5%)
Building Material Holding Corp.	2,430	192,383
Hotels, Restaurants & Leisure (2.7%)
Bob Evans Farms, Inc.	3,361	89,739
Dave & Buster's, Inc. (a)	2,450	43,929
Landry's Restaurants, Inc.	6,000	183,840
Lone Star Steakhouse & Saloon, Inc.	8,000	216,720
Marcus Corp.	3,750	90,262
Scientific Games Corp., Class A (a)	8,170	261,848
Vail Resorts, Inc. (a)	3,600	109,404
		995,742
Household Durables (1.3%)
American Greetings Corp., Class A	13,100	267,371
CSS Industries, Inc.	3,700	96,200
Kimball International, Inc., Class B	8,000	112,480
		476,051
Media (1.1%)
4Kids Entertainment, Inc. (a)	7,100	121,907
Journal Communications, Inc., Class A	6,560	78,458
Media General, Inc., Class A	1,370	65,554
Reader's Digest Association, Inc.	5,000	79,450
Scholastic Corp. (a)	2,200	66,110
		411,479
Specialty Retail (2.1%)
GameStop Corp., Class A (a)	6,739	271,649
Monro Muffler, Inc.	6,120	207,897
Movie Gallery, Inc.	5,500	29,975
Payless Shoesource, Inc. (a)	3,340	81,362
Pier 1 Imports, Inc.	5,900	63,838
Rent-A-Center, Inc. (a)	2,121	43,481
Zale Corp. (a)	4,100	100,491
		798,693
Textiles, Apparel & Luxury Goods (1.8%)
Delta Apparel, Inc.	4,500	87,570
Hampshire Group Ltd. (a)	8,300	185,920
Hartmarx Corp. (a)	11,129	94,819
Stride Rite Corp.	7,400	107,078
Wolverine World Wide, Inc.	8,700	209,235
		684,622

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Consumer Staples (3.0%)
Food & Staples Retailing (1.1%)
BJ's Wholesale Club, Inc. (a)	3,200	$102,848
Weis Markets, Inc.	7,270	304,976
		407,824
Food Products (1.9%)
Flowers Foods, Inc.	9,139	251,414
J & J Snack Foods Corp.	3,990	120,817
Lancaster Colony Corp.	2,712	112,467
Lance, Inc.	5,800	125,628
Maui Land & Pineapple Co., Inc. (a)	2,550	99,195
		709,521
Energy (6.8%)
Energy Equipment & Services (3.1%)
Dresser-Rand Group, Inc. (a)	1,425	38,375
Grey Wolf, Inc. (a)	22,510	198,088
Lone Star Technologies, Inc. (a)	1,350	76,815
Lufkin Industries, Inc.	5,992	403,861
Maverick Tube Corp. (a)	2,800	133,980
NS Group, Inc. (a)	1,790	80,908
Superior Well Services, Inc. (a)	1,700	47,617
Trico Marine Services, Inc. (a)	5,623	188,146
		1,167,790
Oil, Gas & Consumable Fuels (3.7%)
Alpha Natural Resources, Inc. (a)	5,330	125,415
Bill Barrett Corp. (a)	1,448	55,603
Bois d'Arc Energy, Inc. (a)	5,328	100,273
Comstock Resources, Inc. (a)	2,320	74,240
Harvest Natural Resources, Inc. (a)	10,400	99,112
InterOil Corp. (a)	3,000	55,500
Peabody Energy Corp.	2,606	259,323
Range Resources Corp.	11,050	330,063
Western Gas Resources, Inc.	6,100	289,750
		1,389,279
Financials (25.7%)
Capital Markets (0.4%)
Piper Jaffray Companies, Inc. (a)	3,440	154,215
Commercial Banks (11.1%)
BancFirst Corp.	1,310	108,940
BancorpSouth, Inc.	7,200	165,888
BancTrust Financial Group, Inc.	5,222	108,095
Bank of Granite Corp.	6,274	128,805
Bryn Mawr Bank Corp.	6,276	132,863
Capitol Bancorp Ltd.	5,856	260,007
Chemical Financial Corp.	5,925	186,341
Chittenden Corp.	7,000	198,590

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Citizens Banking Corp.	4,090	$113,784
City Holding Co.	2,940	109,544
Columbia Banking System, Inc.	4,750	153,188
Community Trust Bancorp, Inc.	4,676	164,502
Corus Bankshares, Inc.	3,600	231,156
First Citizens BancShares, Inc., Class A	800	153,648
First Financial Bankshares, Inc.	4,045	148,168
First Financial Corp.	4,650	130,200
Greater Bay Bancorp	5,050	130,997
Hancock Holding Co.	3,173	130,093
Mass Financial Corp., Class A (a)(b)(c)	13,100	—
Merchants Bancshares, Inc.	4,442	107,274
Mid-State Bancshares	7,600	212,648
Northrim BanCorp, Inc.	3,900	89,856
Signature Bank (a)	892	27,161
Sterling Bancshares, Inc.	11,912	199,526
TriCo Bancshares	7,880	191,327
TrustCo Bank Corp. NY	9,790	124,137
UMB Financial Corp.	3,500	235,760
Whitney Holding Corp.	7,180	236,222
		4,178,720
Consumer Finance (1.2%)
Advance America Cash Advance Centers, Inc.	13,550	193,088
Cash America International, Inc.	9,900	262,251
		455,339
Insurance (6.7%)
AmerUs Group Co.	2,900	177,973
Argonaut Group, Inc. (a)	3,940	140,067
Baldwin & Lyons, Inc., Class B	5,401	135,565
CNA Surety Corp. (a)	9,820	158,004
Commerce Group, Inc.	1,500	80,850
Delphi Financial Group, Inc., Class A	4,800	228,768
Harleysville Group, Inc.	6,450	177,762
Horace Mann Educators Corp.	7,480	146,533
KMG America Corp. (a)	12,379	111,411
National Western Life Insurance Co., Class A (a)	369	79,704
Navigators Group, Inc. (a)	6,794	303,488
Phoenix Companies, Inc.	13,600	205,224
ProCentury Corp.	12,051	135,815
Quanta Capital Holdings Ltd. (a)	13,930	75,083
RLI Corp.	3,522	192,477
United America Indemnity Ltd., Class A (a)	8,470	179,140
		2,527,864
Real Estate (6.3%)
Alexandria Real Estate Equities, Inc., REIT	1,680	148,260
Bedford Property Investors, Inc., REIT	6,372	147,830
Brandywine Realty Trust, REIT	5,230	164,483
Cousins Properties, Inc., REIT	4,290	133,934

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Real Estate (continued)
EastGroup Properties, Inc., REIT	4,900	$231,378
Equity One, Inc., REIT	6,400	153,408
Franklin Street Properties Corp., REIT	7,066	146,549
Getty Realty Corp., REIT	5,200	148,356
Healthcare Realty Trust, Inc.	3,720	130,349
Lexington Corporate Properties Trust, REIT	6,000	133,200
Mid-America Apartment Communities, Inc., REIT	5,400	275,670
PS Business Parks, Inc., REIT	5,600	307,160
Universal Health Realty Income Trust, REIT	3,680	128,469
Urstadt Biddle Properties, Inc., Class A, REIT	7,320	127,807
		2,376,853
Health Care (9.5%)
Health Care Equipment & Supplies (4.3%)
Analogic Corp.	2,150	119,325
Bio-Rad Laboratories, Inc., Class A (a)	2,600	175,240
DJ Orthopedics, Inc. (a)	2,840	93,237
Greatbatch, Inc. (a)	4,010	104,420
Haemonetics Corp. (a)	4,350	226,200
Invacare Corp.	4,103	141,923
STERIS Corp.	10,090	272,430
Sybron Dental Specialties, Inc. (a)	5,160	219,816
Varian, Inc. (a)	2,110	80,961
Viasys Healthcare, Inc. (a)	3,500	99,120
Vital Signs, Inc.	1,700	87,227
		1,619,899
Health Care Providers & Services (5.2%)
Cross Country Healthcare, Inc. (a)	9,350	184,756
Genesis HealthCare Corp. (a)	4,800	175,920
Gentiva Health Services, Inc. (a)	9,880	187,621
Hooper Holmes, Inc.	16,100	56,350
Kindred Healthcare, Inc. (a)	8,600	196,940
Owens & Minor, Inc.	4,300	134,590
PAREXEL International Corp. (a)	7,900	192,602
Pediatrix Medical Group, Inc. (a)	4,000	350,720
Res-Care, Inc. (a)	8,680	166,569
Symbion, Inc. (a)	5,500	127,050
United Surgical Partners International, Inc. (a)	4,350	168,606
		1,941,724
Industrials (17.0%)
Aerospace & Defense (2.6%)
AAR Corp. (a)	9,035	215,304
Esterline Technologies Corp. (a)	6,200	256,494
Kaman Corp., Class A	3,850	81,120
Moog, Inc., Class A (a)	2,140	71,711
Precision Castparts Corp.	7,400	369,630
		994,259

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Air Freight & Logistics (0.4%)
Ryder System, Inc.	2,900	$129,630
Airlines (1.0%)
JetBlue Airways Corp. (a)	6,015	78,436
Republic Airways Holdings, Inc. (a)	5,310	78,747
Skywest, Inc.	6,800	198,424
		355,607
Building Products (1.1%)
Lennox International, Inc.	4,200	134,190
NCI Building Systems, Inc. (a)	5,650	286,455
		420,645
Commercial Services & Supplies (4.2%)
ABM Industries, Inc.	6,700	128,037
Casella Waste Systems, Inc., Class A (a)	14,100	188,376
CBIZ, Inc. (a)	8,542	51,167
Consolidated Graphics, Inc. (a)	6,300	323,568
Healthcare Services Group, Inc.	7,889	154,388
Interpool, Inc.	1,267	25,327
Korn/Ferry International (a)	5,600	110,656
Nam Tai Electronics, Inc.	2,830	66,137
NCO Group, Inc. (a)	5,900	100,477
Sourcecorp, Inc. (a)	4,300	113,176
TeleTech Holdings, Inc. (a)	13,375	155,952
United Stationers, Inc. (a)	2,970	148,589
		1,565,850
Construction & Engineering (2.0%)
EMCOR Group, Inc. (a)	2,100	172,242
KHD Humboldt Wedag International Ltd. (a)	13,100	346,364
Washington Group International, Inc. (a)	4,100	243,335
		761,941
Electrical Equipment (1.3%)
Genlyte Group, Inc. (a)	4,800	277,632
Woodward Governor Co.	2,400	224,520
		502,152
Machinery (1.9%)
Briggs & Stratton Corp.	2,250	78,278
EnPro Industries, Inc. (a)	6,800	208,624
Harsco Corp.	4,900	388,178
Kadant, Inc. (a)	2,963	57,008
		732,088
Road & Rail (1.2%)
Dollar Thrifty Automotive Group, Inc. (a)	2,100	79,653
Swift Transportation Co., Inc. (a)	2,900	68,527
Werner Enterprises, Inc.	13,480	290,494
		438,674

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors (1.3%)
Watsco, Inc.	7,073	$500,344
Information Technology (15.2%)
Communications Equipment (1.9%)
Anaren, Inc. (a)	11,100	194,028
Belden CDT, Inc.	4,150	112,465
Black Box Corp.	2,600	131,638
Dycom Industries, Inc. (a)	8,150	200,979
Tollgrade Communications, Inc. (a)	6,800	79,288
		718,398
Computers & Peripherals (1.6%)
Electronics for Imaging, Inc. (a)	6,640	183,596
Hutchinson Technology, Inc. (a)	4,970	137,569
Imation Corp.	3,400	154,122
Intergraph Corp. (a)	3,256	124,412
		599,699
Electronic Equipment & Instruments (3.5%)
Agilysys, Inc.	5,300	112,360
Anixter International, Inc.	3,550	164,330
Benchmark Electronics, Inc. (a)	5,300	193,609
Brightpoint, Inc. (a)	17,158	387,599
Coherent, Inc. (a)	2,090	64,706
MTS Systems Corp.	4,800	175,920
Vishay Intertechnology, Inc. (a)	14,300	226,369
		1,324,893
Internet Software & Services (0.3%)
Digitas, Inc. (a)	5,420	70,948
Keynote Systems, Inc. (a)	3,091	39,101
		110,049
IT Services (1.8%)
Acxiom Corp.	9,460	223,919
MAXIMUS, Inc.	2,910	113,839
MPS Group, Inc. (a)	23,500	333,935
		671,693
Semiconductors & Semiconductor Equipment (3.1%)
Actel Corp. (a)	1,439	21,844
Advanced Energy Industries, Inc. (a)	5,550	87,080
Asyst Technologies, Inc. (a)	2,064	14,778
ATMI, Inc. (a)	4,360	146,496
Brooks Automation, Inc. (a)	5,650	95,259
Exar Corp. (a)	8,100	109,107
Fairchild Semiconductor International, Inc. (a)	9,330	186,133
MEMC Electronic Materials, Inc. (a)	5,150	147,187
Sigmatel, Inc. (a)	3,410	43,580
Standard Microsystems Corp. (a)	7,200	247,968
Varian Semiconductor Equipment Associates, Inc. (a)	1,360	67,361
		1,166,793

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Software (3.0%)
Captaris, Inc. (a)	16,700	$64,629
Internet Security Systems, Inc. (a)	7,600	162,032
Lawson Software, Inc. (a)	19,800	145,728
MSC.Software Corp. (a)	10,600	196,630
Phoenix Technologies Ltd. (a)	11,440	78,364
PLATO Learning, Inc. (a)	6,500	53,560
SeaChange International, Inc. (a)	3,300	27,456
Sybase, Inc. (a)	6,800	146,812
Transaction Systems Architects, Inc. (a)	8,000	263,920
		1,139,131
Materials (8.1%)
Chemicals (2.5%)
Cytec Industries, Inc.	3,800	188,480
H.B. Fuller Co.	5,600	211,624
Minerals Technologies, Inc.	2,900	162,023
Schulman (A.), Inc.	7,500	184,875
Sensient Technologies Corp.	4,900	92,904
Stepan Co.	4,100	108,650
		948,556
Construction Materials (1.0%)
Eagle Materials, Inc.	2,380	387,678
Containers & Packaging (1.2%)
AptarGroup, Inc.	2,800	158,032
Greif, Inc., Class A	4,700	306,064
		464,096
Metals & Mining (2.6%)
AMCOL International Corp.	4,400	118,712
Carpenter Technology Corp.	3,000	271,680
Metal Management, Inc.	6,100	170,373
RTI International Metals, Inc. (a)	4,200	190,050
Worthington Industries, Inc.	11,190	230,850
		981,665
Paper & Forest Products (0.8%)
Glatfelter	11,150	158,553
Mercer International, Inc. (a)	14,500	118,900
		277,453
Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.4%)
North Pittsburgh Systems, Inc.	5,100	101,643
TALK America Holdings, Inc. (a)	5,122	49,274
		150,917

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Utilities (3.4%)
Electric Utilities (2.2%)
ALLETE, Inc.	2,900	$128,441
Central Vermont Public Service Corp.	7,100	137,385
El Paso Electric Co. (a)	8,000	163,840
Maine & Maritimes Corp.	1,600	27,040
MGE Energy, Inc.	2,800	96,628
Otter Tail Corp.	4,100	125,460
Puget Energy, Inc.	6,900	145,521
		824,315
Gas Utilities (0.6%)
Cascade Natural Gas Corp.	3,815	76,834
Northwest Natural Gas Co.	2,300	81,857
WGL Holdings, Inc.	2,500	77,950
		236,641
Multi-Utilities (0.6%)
CH Energy Group, Inc.	4,800	225,120
Total Common Stocks (Cost of $25,412,849)		37,467,597
	Par
Short-Term Obligation (0.5%)
Repurchase agreement with State Street Bank & Trust Co., dated 01/31/06, due 02/01/06 at 4.270%, collateralized by a U.S. Treasury Note maturing 10/15/09, market value of $213,829 (repurchase proceeds $206,024)	$206,000	206,000
Total Short-Term Obligation (Cost of $206,000)		206,000
Total Investments (100.0%) (Cost of $25,618,849) (d)		37,673,597
Other Assets & Liabilities, Net (-0.0%)		(12,962)
Net Assets (100.0%)		$37,660,635

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Security has no value.

(d)  Cost for federal income tax purposes is $25,618,849.

At January 31, 2006, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	25.7%
Industrials	17.0
Information Technology	15.2
Consumer Discretionary	10.4
Health Care	9.5
Materials	8.1
Energy	6.8
Utilities	3.4
Consumer Staples	3.0
Telecommunication Services	0.4
Short-Term Obligation	0.5
Other Assets & Liabilities, Net	(0.0)*
100.0%

*Rounds to less than 0.1%.

Acronym	Name
REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

January 31, 2006 (Unaudited)

	Shares	Value
Common Stocks (98.6%)
Consumer Discretionary (14.2%)
Diversified Consumer Services (0.4%)
Education Management Corp. (a)	1,830	$56,035
Hotels, Restaurants & Leisure (4.9%)
Brinker International, Inc.	2,060	83,842
Cheesecake Factory, Inc. (a)	2,440	89,914
Hilton Hotels Corp.	4,650	115,924
Pinnacle Entertainment, Inc. (a)	4,040	116,433
RARE Hospitality International, Inc. (a)	2,510	79,191
Red Robin Gourmet Burgers, Inc. (a)	1,760	69,854
Scientific Games Corp., Class A (a)	3,800	121,790
Trump Entertainment Resorts, Inc. (a)	4,150	81,340
		758,288
Household Durables (0.4%)
M.D.C. Holdings, Inc.	510	32,359
Ryland Group, Inc.	360	26,050
		58,409
Internet & Catalog Retail (1.6%)
NetFlix, Inc. (a)	3,490	96,149
VistaPrint Ltd. (a)	4,768	144,137
		240,286
Leisure Equipment & Products (0.6%)
SCP Pool Corp.	2,410	96,111
Media (1.9%)
Getty Images, Inc. (a)	750	61,237
Grupo Televisa SA, ADR	1,310	109,450
XM Satellite Radio Holdings, Inc., Class A (a)	4,570	119,643
		290,330
Specialty Retail (4.0%)
Abercrombie & Fitch Co., Class A	1,940	128,797
Chico's FAS, Inc. (a)	3,990	173,804
Children's Place Retail Stores, Inc. (a)	1,760	77,070
GameStop Corp., Class A (a)	2,470	99,566
Gymboree Corp. (a)	2,960	72,934
Urban Outfitters, Inc. (a)	2,511	68,576
		620,747
Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc. (a)	1,600	57,520
Consumer Staples (1.9%)
Food Products (0.2%)
Tyson Foods, Inc., Class A	2,040	29,233
Household Products (0.6%)
Central Garden & Pet Co. (a)	2,000	99,160

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Personal Products (1.1%)
Elizabeth Arden, Inc. (a)	2,850	$60,249
USANA Health Sciences, Inc. (a)	2,680	107,495
		167,744
Energy (8.9%)
Energy Equipment & Services (4.9%)
CAL Dive International, Inc. (a)	2,470	103,690
FMC Technologies, Inc. (a)	1,300	67,366
Grant Prideco, Inc. (a)	2,430	121,719
Nabors Industries Ltd. (a)	1,380	112,125
Patterson-UTI Energy, Inc.	1,930	72,607
Rowan Companies, Inc.	1,740	78,004
Tetra Technologies, Inc. (a)	2,735	108,525
Veritas DGC, Inc. (a)	1,920	86,515
		750,551
Oil, Gas & Consumable Fuels (4.0%)
Arch Coal, Inc.	1,200	104,064
CONSOL Energy, Inc.	610	44,469
EOG Resources, Inc.	880	74,395
Frontier Oil Corp.	1,700	80,563
Massey Energy Co.	2,120	87,450
Southwestern Energy Co. (a)	3,210	138,480
Tesoro Petroleum Corp.	1,040	75,369
		604,790
Financials (7.0%)
Capital Markets (3.2%)
Affiliated Managers Group, Inc. (a)	2,760	256,128
E*TRADE Financial Corp. (a)	4,060	96,588
Lazard Ltd., Class A	3,700	132,682
		485,398
Commercial Banks (1.4%)
East West Bancorp, Inc.	2,870	105,932
Signature Bank (a)	3,620	110,229
		216,161
Insurance (2.4%)
Ambac Financial Group, Inc.	870	66,825
Hanover Insurance Group, Inc.	3,240	156,978
ProAssurance Corp. (a)	2,840	145,379
		369,182
Health Care (18.9%)
Biotechnology (3.5%)
Amylin Pharmaceuticals, Inc. (a)	2,620	111,088
Digene Corp. (a)	3,500	116,200
Invitrogen Corp. (a)	390	26,863
Nektar Therapeutics (a)	5,080	100,584

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Biotechnology (continued)
Neurocrine Biosciences, Inc. (a)	1,770	$107,563
PDL BioPharma Inc. (a)	2,380	69,377
		531,675
Health Care Equipment & Supplies (5.5%)
Biomet, Inc.	1,850	69,948
Gen-Probe, Inc. (a)	2,240	112,963
Haemonetics Corp. (a)	2,560	133,120
OraSure Technologies, Inc. (a)	10,970	119,683
Possis Medical, Inc. (a)	3,530	34,594
ResMed, Inc. (a)	3,758	148,216
Thermo Electron Corp. (a)	2,680	90,155
Varian Medical Systems, Inc. (a)	2,160	130,054
		838,733
Health Care Providers & Services (7.1%)
Allscripts Healthcare Solutions, Inc. (a)	3,053	53,763
Cerner Corp. (a)	1,640	73,800
Community Health Systems, Inc. (a)	1,330	48,399
DaVita, Inc. (a)	3,077	168,466
HealthExtras, Inc. (a)	7,585	249,546
ICON PLC, ADR (a)	3,068	134,931
Laboratory Corp. of America Holdings (a)	1,620	95,013
Lincare Holdings, Inc. (a)	1,740	73,532
Matria Healthcare, Inc. (a)	1,540	65,712
United Surgical Partners International, Inc. (a)	3,175	123,063
		1,086,225
Pharmaceuticals (2.8%)
Endo Pharmaceuticals Holdings, Inc. (a)	1,964	56,367
Medicis Pharmaceutical Corp., Class A	3,260	100,767
Salix Pharmaceuticals Ltd. (a)	8,650	150,423
Shire Pharmaceuticals Group PLC, ADR	2,490	121,387
		428,944
Industrials (16.9%)
Aerospace & Defense (3.7%)
Armor Holdings, Inc. (a)	1,580	75,319
BE Aerospace, Inc. (a)	6,800	142,936
Ceradyne, Inc. (a)	4,990	285,627
Rockwell Collins, Inc.	1,360	63,811
		567,693
Air Freight & Logistics (1.7%)
C.H. Robinson Worldwide, Inc.	2,930	118,548
UTI Worldwide, Inc.	1,270	133,007
		251,555
Commercial Services & Supplies (3.8%)
ChoicePoint, Inc. (a)	2,376	97,701
Global Cash Access, Inc. (a)	4,751	73,450
Huron Consulting Group, Inc. (a)	5,706	160,738
Kenexa Corp. (a)	1,377	33,117

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Commercial Services & Supplies (continued)
Resources Connection, Inc. (a)	4,380	$119,092
Robert Half International, Inc.	2,750	100,458
		584,556
Construction & Engineering (1.0%)
Jacobs Engineering Group, Inc. (a)	1,070	89,206
Perini Corp. (a)	2,320	63,870
		153,076
Electrical Equipment (1.2%)
Evergreen Solar, Inc. (a)	3,240	49,993
Rockwell Automation, Inc.	1,230	81,266
Roper Industries, Inc.	1,330	53,666
		184,925
Machinery (4.7%)
ESCO Technologies, Inc. (a)	1,040	51,106
Joy Global, Inc.	4,310	232,912
Terex Corp. (a)	3,180	224,190
Wabtec Corp.	6,740	212,782
		720,990
Road & Rail (0.8%)
Landstar System, Inc.	1,800	76,140
Old Dominion Freight Line, Inc. (a)	1,710	48,803
		124,943
Information Technology (23.8%)
Communications Equipment (3.6%)
Avocent Corp. (a)	1,470	48,907
Comverse Technology, Inc. (a)	2,530	69,297
CSR PLC (a)	7,890	157,207
F5 Networks, Inc. (a)	1,800	116,460
Harris Corp.	1,650	76,609
Ixia (a)	6,547	82,492
		550,972
Computers & Peripherals (2.1%)
Electronics for Imaging, Inc. (a)	3,090	85,438
M-Systems Flash Disk Pioneers Ltd. (a)	1,470	42,601
Presstek, Inc. (a)	6,969	72,478
Rackable Systems, Inc. (a)	1,978	59,439
Synaptics, Inc. (a)	2,350	64,672
		324,628
Electronic Equipment & Instruments (0.6%)
Trimble Navigation Ltd. (a)	2,120	84,842
Internet Software & Services (1.2%)
aQuantive, Inc. (a)	3,310	86,093
Digital River, Inc. (a)	2,690	90,330
		176,423
IT Services (4.3%)
Alliance Data Systems Corp. (a)	3,310	139,847
CACI International, Inc., Class A (a)	1,270	72,517

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
IT Services (continued)
Cognizant Technology Solutions Corp., Class A (a)	1,730	$90,600
Euronet Worldwide, Inc. (a)	5,630	181,680
Global Payments, Inc.	1,720	87,600
Heartland Payment Systems, Inc. (a)	3,260	80,229
		652,473
Semiconductors & Semiconductor Equipment (7.0%)
Broadcom Corp., Class A (a)	2,670	182,094
Hittite Microwave Corp. (a)	6,130	171,640
Intersil Corp., Class A	2,900	84,274
Marvell Technology Group Ltd. (a)	2,290	156,682
MEMC Electronic Materials, Inc. (a)	3,100	88,598
Silicon Laboratories, Inc. (a)	700	34,461
SiRF Technology Holdings, Inc. (a)	4,630	155,984
Tessera Technologies, Inc. (a)	2,260	72,953
Trident Microsystems, Inc. (a)	4,990	130,339
		1,077,025
Software (5.0%)
Adobe Systems, Inc. (b)	1,161	46,115
Amdocs Ltd. (a)	3,630	116,886
Autodesk, Inc.	1,050	42,620
Embarcadero Technologies, Inc. (a)	8,880	66,600
Hyperion Solutions Corp. (a)	1,905	65,551
Informatica Corp. (a)	8,400	123,648
Mercury Interactive Corp. (a)	1,490	51,777
NAVTEQ Corp. (a)	2,390	107,335
Quest Software, Inc. (a)	6,550	103,752
Wind River Systems, Inc. (a)	3,460	46,295
		770,579
Materials (3.4%)
Chemicals (1.7%)
OM Group, Inc. (a)	2,861	61,540
Potash Corp. of Saskatchewan, Inc.	2,270	204,277
		265,817
Construction Materials (0.6%)
Eagle Materials, Inc.	510	83,074
Metals & Mining (1.1%)
Century Aluminum Co. (a)	2,600	88,608
Freeport-McMoRan Copper & Gold, Inc., Class B	660	42,405
Inco Ltd.	720	36,922
		167,935
Telecommunication Services (3.6%)
Wireless Telecommunication Services (3.6%)
American Tower Corp., Class A (a)	2,109	65,252
Crown Castle International Corp. (a)	2,110	66,739
Dobson Communications Corp., Class A (a)	9,580	71,084
Millicom International Cellular SA (a)	3,380	130,130

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services (continued)
NII Holdings, Inc. (a)	2,900	$143,434
VimpelCom, ADR (a)	1,540	72,072
		548,711
Total Common Stocks (Cost of $10,845,877)		15,075,739
	Par
Short-Term Obligation (2.0%)
Repurchase agreement with State Street Bank & Trust Co., dated 01/31/06, due 02/01/06 at 4.270%, collateralized by a U.S. Treasury Bond maturing 05/15/15, market value of $307,519 (repurchase proceeds $300,036)	$300,000	300,000
Total Short-Term Obligation (Cost of $300,000)		300,000
Total Investments (100.6%) (Cost of $11,145,877) (b)		15,375,739
Other Assets & Liabilities, Net (-0.6%)		(86,214)
Net Assets (100.0%)		$15,289,525

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $11,145,877.

At January 31, 2006, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	23.8%
Health Care	18.9
Industrials	16.9
Consumer Discretionary	14.2
Energy	8.9
Financials	7.0
Telecommunication Services	3.6
Materials	3.4
Consumer Staples	1.9
Short-Term Obligation	2.0
Other Assets & Liabilities, Net	(0.6)
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

January 31, 2006 (Unaudited)

	Shares	Value
Common Stocks (97.9%)
Consumer Discretionary (10.3%)
Auto Components (2.2%)
Compagnie Generale des Etablissements Michelin, Class B	15,336	$915,936
Continental AG	8,057	784,216
Denso Corp.	24,100	848,498
		2,548,650
Automobiles (2.2%)
Renault SA	4,999	471,991
Toyota Motor Corp.	39,400	2,042,129
		2,514,120
Household Durables (3.7%)
Daiwa House Industry Co., Ltd.	37,000	621,372
JM AB	9,300	476,995
Makita Corp.	17,000	494,182
Matsushita Electric Industrial Co., Ltd.	42,000	913,004
Sharp Corp.	19,000	347,428
Sony Corp.	11,200	544,222
Taylor Woodrow PLC	129,782	900,440
		4,297,643
Leisure Equipment & Products (0.3%)
Sega Sammy Holdings, Inc.	10,800	387,605
Media (1.3%)
Vivendi Universal SA	46,487	1,456,277
Specialty Retail (0.6%)
Yamada Denki Co., Ltd.	5,600	721,811
Consumer Staples (6.2%)
Beverages (0.7%)
Diageo PLC	53,993	803,487
Food & Staples Retailing (0.3%)
FamilyMart Co., Ltd.	10,900	365,176
Food Products (2.8%)
Nestle SA, Registered Shares	7,644	2,242,168
Unilever PLC	93,057	978,391
		3,220,559
Household Products (0.5%)
Kao Corp.	21,000	605,089
Tobacco (1.9%)
British American Tobacco PLC	43,361	977,353
Imperial Tobacco Group PLC	24,080	716,256
Japan Tobacco, Inc.	32	496,484
		2,190,093

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Energy (10.5%)
Energy Equipment & Services (0.7%)
Saipem S.p.A.	37,424	$745,348
Oil, Gas & Consumable Fuels (9.8%)
BP PLC, ADR	29,080	2,102,775
CNOOC Ltd.	479,000	407,008
EnCana Corp.	10,800	538,080
ENI S.p.A.	59,740	1,806,115
LUKOIL, ADR	3,899	298,273
Norsk Hydro ASA	11,200	1,374,620
PetroChina Co., Ltd., Class H	458,000	454,242
Royal Dutch Shell PLC, Class A	26,268	893,959
Royal Dutch Shell PLC, Class B	20,585	738,273
Statoil ASA	28,100	772,976
Total SA	7,082	1,955,213
		11,341,534
Financials (31.0%)
Capital Markets (4.5%)
Credit Suisse Group, Registered Shares	19,405	1,133,078
Daiwa Securities Group, Inc.	42,000	493,022
Deutsche Bank AG, Registered Shares	12,494	1,341,792
Nomura Holdings, Inc.	56,300	1,099,075
UBS AG, Registered Shares	10,309	1,120,850
		5,187,817
Commercial Banks (16.7%)
Australia & New Zealand Banking Group Ltd.	33,353	629,719
Banco Bilbao Vizcaya Argentaria SA	86,213	1,741,139
Banco Santander Central Hispano SA	73,635	1,059,414
Barclays PLC	160,737	1,718,565
BNP Paribas SA	18,224	1,625,434
ForeningsSparbanken AB	23,700	675,663
HBOS PLC	92,091	1,619,457
HSBC Holdings PLC	98,844	1,642,377
Industrial Bank of Korea	40,700	723,584
Mitsubishi UFJ Financial Group, Inc.	110	1,584,758
Mizuho Financial Group, Inc.	174	1,423,980
Societe Generale	10,817	1,428,782
Sumitomo Mitsui Financial Group, Inc.	77	899,280
Sumitomo Trust & Banking Co., Ltd.	58,000	638,319
United Overseas Bank Ltd.	87,000	780,690
Westpac Banking Corp.	56,725	1,000,883
		19,192,044
Consumer Finance (1.1%)
Aiful Corp.	9,550	644,781
ORIX Corp.	2,400	620,945
		1,265,726

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Diversified Financial Services (2.0%)
Fortis	30,346	$1,055,729
ING Groep NV	34,245	1,222,168
		2,277,897
Insurance (5.0%)
Allianz AG, Registered Shares	8,128	1,310,149
Aviva PLC	75,368	966,043
AXA	37,684	1,277,589
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	5,019	681,423
Sampo Oyj, Class A	56,300	1,097,343
Storebrand ASA	45,200	460,316
		5,792,863
Real Estate (1.7%)
CapitaLand Ltd.	320,000	781,372
Sun Hung Kai Properties Ltd.	41,000	424,151
Swire Pacific Ltd., Class A	81,500	759,451
		1,964,974
Health Care (8.7%)
Health Care Equipment & Supplies (0.6%)
GN Store Nord A/S	48,400	691,423
Pharmaceuticals (8.1%)
Altana AG	12,500	698,255
Astellas Pharma, Inc.	8,400	347,300
AstraZeneca PLC	31,526	1,526,626
Eisai Co., Ltd.	10,800	461,259
GlaxoSmithKline PLC	51,226	1,310,464
H Lundbeck A/S	30,400	678,025
Novartis AG, Registered Shares	21,966	1,206,158
Roche Holding AG, Genusschein Shares	6,030	952,763
Sanofi-Aventis	13,482	1,236,071
Takeda Pharmaceutical Co., Ltd.	15,800	894,352
		9,311,273
Industrials (10.1%)
Aerospace & Defense (0.4%)
Singapore Technologies Engineering Ltd.	266,000	491,335
Air Freight & Logistics (0.4%)
Deutsche Post AG, Registered Shares	14,467	407,670
Construction & Engineering (0.8%)
Shimizu Corp.	111,000	876,228
Electrical Equipment (1.9%)
ABB Ltd. (a)	68,524	745,030
Mitsubishi Electric Corp.	123,000	1,001,364
Shanghai Electric Group Co., Ltd., Class H (a)	1,266,000	502,404
		2,248,798

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Industrial Conglomerates (0.8%)
Hutchison Whampoa Ltd.	46,000	$470,622
SembCorp Industries Ltd.	217,040	396,122
		866,744
Machinery (3.5%)
Atlas Copco AB, Class B	39,500	837,427
Komatsu Ltd.	58,000	1,070,457
Saurer AG, Registered Shares	6,500	459,111
Stork NV	18,400	820,566
THK Co., Ltd.	10,200	322,595
Volvo AB, Class B	11,900	582,926
		4,093,082
Road & Rail (1.0%)
Central Japan Railway Co.	81	828,609
ComfortDelGro Corp., Ltd.	289,000	303,042
		1,131,651
Trading Companies & Distributors (1.3%)
Hitachi High-Technologies Corp.	13,400	376,966
Mitsubishi Corp.	47,100	1,100,158
		1,477,124
Information Technology (6.6%)
Communications Equipment (2.1%)
Nokia Oyj	91,100	1,666,037
Telefonaktiebolaget LM Ericsson, ADR	21,500	784,320
		2,450,357
Computers & Peripherals (0.7%)
FUJITSU Ltd.	27,000	237,995
Toshiba Corp.	85,000	544,179
		782,174
Electronic Equipment & Instruments (0.5%)
Hoya Corp.	16,000	641,064
IT Services (0.5%)
CGI Group, Inc. (a)	68,200	532,883
Office Electronics (0.9%)
Canon, Inc.	16,800	1,013,972
Semiconductors & Semiconductor Equipment (1.4%)
Advantest Corp.	3,800	466,477
Samsung Electronics Co., Ltd.	1,014	777,857
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	35,664	385,171
		1,629,505
Software (0.5%)
Cognos, Inc. (a)	15,300	582,930

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Materials (6.8%)
Chemicals (5.0%)
BASF AG	20,951	$1,651,245
Bayer AG	11,146	465,509
Shin-Etsu Chemical Co., Ltd.	13,300	756,242
Sumitomo Chemical Co., Ltd.	126,000	971,007
Syngenta AG (a)	5,744	730,103
Teijin Ltd.	90,000	613,785
Yara International ASA	36,600	541,908
		5,729,799
Metals & Mining (1.8%)
Anglo American PLC	15,249	585,964
Kobe Steel Ltd.	173,000	592,865
Rio Tinto PLC	16,892	861,557
		2,040,386
Telecommunication Services (3.7%)
Diversified Telecommunication Services (2.1%)
Deutsche Telekom AG, Registered Shares	66,554	1,053,776
Nippon Telegraph & Telephone Corp.	140	649,247
Telekom Austria AG	31,533	763,281
		2,466,304
Wireless Telecommunication Services (1.6%)
China Mobile Hong Kong Ltd.	79,500	387,387
NTT DoCoMo, Inc.	232	375,772
Vodafone Group PLC	506,425	1,063,097
		1,826,256
Utilities (4.0%)
Electric Utilities (2.7%)
E.ON AG	16,760	1,872,238
Endesa SA	27,700	797,733
Fortum Oyj	24,800	554,196
		3,224,167
Gas Utilities (0.5%)
Tokyo Gas Co., Ltd.	117,000	543,583
Independent Power Producers & Energy Traders (0.8%)
Electric Power Development Co.	25,200	889,374
Total Common Stocks (Cost of $87,597,648)		112,826,795

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Investment Companies (1.4%)
iShares MSCI EAFE Index Fund	7,663	$481,696
iShares MSCI South Korea Index Fund	12,129	586,922
iShares MSCI Taiwan Index Fund	40,431	545,819
Total Investment Companies (Cost of $1,376,763)		1,614,437
	Units
Rights (0.0%)
Telecommunication Services (0.0%)
Wireless Telecommunication Services (0.0%)
3 Italia S.p.A. (a)(b)(c)	46	-
Total Rights (Cost of $-)		-
	Par
Short-Term Obligation (1.4%)
Repurchase agreement with State Street Bank & Trust Co., dated 01/31/06, due 02/01/06 at 4.270%, collateralized by a U.S. Treasury Note maturing 11/15/08, market value of $1,636,621 (repurchase proceeds $1,604,190)	$1,604,000	1,604,000
Total Short-Term Obligation (Cost of $1,604,000)		1,604,000
Total Investments (100.7%) (Cost of $90,578,411) (d)		116,045,232
Other Assets & Liabilities, Net (-0.7%)		(764,028)
Net Assets (100.0%)		$115,281,204

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Security has no value.

(d)  Cost for federal income tax purposes is $90,578,411.

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

The Fund invested in the following countries at January 31, 2006:

Summary of Securities by Country	Value	% of Total Investments
Japan	$31,366,010	27.0%
United Kingdom	19,405,084	16.7
France	10,367,293	8.9
Germany	10,266,273	8.8
Switzerland	8,589,261	7.4
Spain	3,598,286	3.1
Sweden	3,357,331	2.9
Finland	3,317,576	2.9
Norway	3,149,820	2.7
Singapore	2,752,561	2.4
Italy	2,551,463	2.2
Hong Kong	2,448,619	2.1
South Korea	2,088,363	1.8
United States*	2,085,696	1.8
Netherlands	2,042,734	1.8
Canada	1,653,893	1.4
Australia	1,630,602	1.4
Denmark	1,369,448	1.2
Belgium	1,055,729	0.9
China	956,646	0.8
Taiwan	930,990	0.8
Austria	763,281	0.7
Russian Federation	298,273	0.3
	$116,045,232	100.0%

*Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominately on other exchanges.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

This page is intentionally left blank.

  STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2006 (Unaudited)

	CMG Enhanced S&P 500® Index Fund	CMG Large Cap Growth Fund	CMG Large Cap Value Fund	CMG Mid Cap Growth Fund	CMG Mid Cap Value Fund
ASSETS:
Investments, at identified cost	$74,428,130	$32,779,588	$31,545,368	$18,942,140	$14,810,316
Investments, at value	$86,746,221	$37,768,844	$36,328,010	$26,149,881	$18,408,246
Cash	58	125	331	576	116
Receivable for:
Investments sold	140,000	1,066,786	531,380	96,311	179,709
Capital stock sold	-	-	-	-	-
Interest	1,129	136	45	116	375
Dividends	64,179	11,497	30,306	4,122	11,970
Foreign tax reclaims	-	-	-	-	138
Expense reimbursement due from Investment Advisor	9,072	6,257	6,597	5,784	7,018
Deferred Trustees' compensation plan	2,977	2,483	2,542	2,351	2,340
Other assets	2,380	1,678	2,744	1,585	1,585
Total assets	86,966,016	38,857,806	36,901,955	26,260,726	18,611,497
LIABILITIES:
Payable to custodian bank	-	-	-	-	-
Payable for:
Investments purchased	-	568,209	146,321	-	159,892
Futures variation margin	12,250	-	-	-	-
Investment advisory fee	17,496	15,891	15,280	14,905	10,799
Trustee legal counsel fees	424	214	205	140	150
Audit fee	13,548	15,884	15,884	15,884	15,884
Deferred Trustees' fees	2,977	2,483	2,542	2,351	2,340
Total liabilities	46,695	602,681	180,232	33,280	189,065
NET ASSETS	$86,919,321	$38,255,125	$36,721,723	$26,227,446	$18,422,432
NET ASSETS consist of:
Paid-in-capital	$72,171,926	$32,843,748	$30,466,810	$18,698,859	$13,864,932
Undistributed (overdistributed) net investment income	20,027	(7,476)	15,910	-	(1,166)
Accumulated net investment loss	-	-	-	(9,136)	-
Accumulated net realized gain	2,375,306	429,597	1,456,361	329,982	960,736
Net unrealized appreciation (depreciation) on:
Investments	12,318,091	4,989,256	4,782,642	7,207,741	3,597,930
Foreign currency translations	-	-	-	-	-
Futures contracts	33,971	-	-	-	-
NET ASSETS	$86,919,321	$38,255,125	$36,721,723	$26,227,446	$18,422,432
Shares of capital stock outstanding	6,495,503	3,261,526	3,153,811	1,624,209	1,320,124
Net asset value, offering and redemption price per share	$13.38	$11.73	$11.64	$16.15	$13.96

	CMG Small Cap Growth Fund	CMG Small Cap Value Fund	CMG Small/Mid Cap Fund	CMG International Stock Fund
ASSETS:
Investments, at identified cost	$34,460,114	$25,618,849	$11,145,877	$90,578,411
Investments, at value	$41,240,263	$37,673,597	$15,375,739	$116,045,232
Cash	764	627	666	-
Receivable for:
Investments sold	391,669	259,597	56,588	381,617
Capital stock sold	-	-	-	95,115
Interest	99	24	36	190
Dividends	96	24,358	499	97,486
Foreign tax reclaims	-	-	-	18,785
Expense reimbursement due from Investment Advisor	6,264	6,931	3,575	5,739
Deferred Trustees' compensation plan	2,494	2,560	2,779	5,183
Other assets	1,663	3,875	1,038	1,559
Total assets	41,643,312	37,971,569	15,440,920	116,650,906
LIABILITIES:
Payable to custodian bank	-	-	-	379,066
Payable for:
Investments purchased	409,100	267,076	122,083	899,503
Futures variation margin	-	-	-	-
Investment advisory fee	25,878	23,631	9,745	71,529
Trustee legal counsel fees	266	179	2,283	1,235
Audit fee	15,884	17,488	14,505	13,186
Deferred Trustees' fees	2,494	2,560	2,779	5,183
Total liabilities	453,622	310,934	151,395	1,369,702
NET ASSETS	$41,189,690	$37,660,635	$15,289,525	$115,281,204
NET ASSETS consist of:
Paid-in-capital	$33,973,084	$24,635,407	$7,177,620	$83,551,116
Undistributed (overdistributed) net investment income	-	(7,381)	-	(5,729)
Accumulated net investment loss	(117,378)	-	(73,701)	-
Accumulated net realized gain	553,835	977,861	3,955,744	6,274,418
Net unrealized appreciation (depreciation) on:
Investments	6,780,149	12,054,748	4,229,862	25,466,821
Foreign currency translations	-	-	-	(5,422)
Futures contracts	-	-	-	-
NET ASSETS	$41,189,690	$37,660,635	$15,289,525	$115,281,204
Shares of capital stock outstanding	3,029,275	2,426,119	1,273,023	8,213,373
Net asset value, offering and redemption price per share	$13.60	$15.52	$12.01	$14.04

See Accompanying Notes to Financial Statements.

	CMG Small Cap Growth Fund	CMG Small Cap Value Fund	CMG Small/Mid Cap Fund	CMG International Stock Fund
ASSETS:
Investments, at identified cost	$34,460,114	$25,618,849	$11,145,877	$90,578,411
Investments, at value	$41,240,263	$37,673,597	$15,375,739	$116,045,232
Cash	764	627	666	-
Receivable for:
Investments sold	391,669	259,597	56,588	381,617
Capital stock sold	-	-	-	95,115
Interest	99	24	36	190
Dividends	96	24,358	499	97,486
Foreign tax reclaims	-	-	-	18,785
Expense reimbursement due from Investment Advisor	6,264	6,931	3,575	5,739
Deferred Trustees' compensation plan	2,494	2,560	2,779	5,183
Other assets	1,663	3,875	1,038	1,559
Total assets	41,643,312	37,971,569	15,440,920	116,650,906
LIABILITIES:
Payable to custodian bank	-	-	-	379,066
Payable for:
Investments purchased	409,100	267,076	122,083	899,503
Futures variation margin	-	-	-	-
Investment advisory fee	25,878	23,631	9,745	71,529
Trustee legal counsel fees	266	179	2,283	1,235
Audit fee	15,884	17,488	14,505	13,186
Deferred Trustees' fees	2,494	2,560	2,779	5,183
Total liabilities	453,622	310,934	151,395	1,369,702
NET ASSETS	$41,189,690	$37,660,635	$15,289,525	$115,281,204
NET ASSETS consist of:
Paid-in-capital	$33,973,084	$24,635,407	$7,177,620	$83,551,116
Undistributed (overdistributed) net investment income	-	(7,381)	-	(5,729)
Accumulated net investment loss	(117,378)	-	(73,701)	-
Accumulated net realized gain	553,835	977,861	3,955,744	6,274,418
Net unrealized appreciation (depreciation) on:
Investments	6,780,149	12,054,748	4,229,862	25,466,821
Foreign currency translations	-	-	-	(5,422)
Futures contracts	-	-	-	-
NET ASSETS	$41,189,690	$37,660,635	$15,289,525	$115,281,204
Shares of capital stock outstanding	3,029,275	2,426,119	1,273,023	8,213,373
Net asset value, offering and redemption price per share	$13.60	$15.52	$12.01	$14.04

See Accompanying Notes to Financial Statements.

  STATEMENTS OF OPERATIONS

For the Six Months Ended January 31, 2006 (Unaudited)

	CMG Enhanced S&P 500® Index Fund	CMG Large Cap Growth Fund	CMG Large Cap Value Fund	CMG Mid Cap Growth Fund	CMG Mid Cap Value Fund
NET INVESTMENT INCOME:
Income:
Dividends	$828,970	$180,129	$400,902	$70,014	$168,497
Interest	28,714	16,886	12,814	10,383	5,766
Foreign withholding tax	-	(618)	(258)	-	-
Total income	857,684	196,397	413,458	80,397	174,263
Expenses:
Investment advisory fee	110,997	98,616	94,278	87,801	68,603
Trustees' fees	4,892	4,101	4,126	3,838	3,841
Audit fee	15,348	17,684	17,684	17,684	17,684
Trustee legal counsel fees	2,550	1,094	1,125	628	594
Non-recurring costs (See Note 9)	675	301	287	191	150
Total operating expenses	134,462	121,796	117,500	110,142	90,872
Interest expense	935	795	-	-	-
Total expenses	135,397	122,591	117,500	110,142	90,872
Expense reimbursement from Investment Advisor	(22,790)	(22,879)	(22,935)	(22,150)	(22,119)
Non-recurring costs assumed by Investment Advisor (See Note 9)	(675)	(301)	(287)	(191)	(150)
Net expenses	111,932	99,411	94,278	87,801	68,603
Net investment income (loss)	745,752	96,986	319,180	(7,404)	105,660
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FUTURES CONTRACTS:
Net realized gain (loss) on:
Investments	4,320,997	1,355,804	2,934,524	903,363	1,806,978
Foreign currency transactions	-	(7)	-	(528)	21
Futures contracts	34,986	-	-	-	-
Net realized loss on the disposal of investments purchased/sold in error (See Note 8)	-	-	-	-	-
Net realized gain	4,355,983	1,355,797	2,934,524	902,835	1,806,999
Net change in unrealized appreciation (depreciation) on:
Investments	218,462	1,236,106	(562,209)	3,102,251	(367,374)
Foreign currency translations	-	-	-	-	(12)
Futures contracts	33,971	-	-	-	-
Net change in unrealized appreciation (depreciation)	252,433	1,236,106	(562,209)	3,102,251	(367,386)
Net gain	4,608,416	2,591,903	2,372,315	4,005,086	1,439,613
NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,354,168	$2,688,889	$2,691,495	$3,997,682	$1,545,273

See Accompanying Notes to Financial Statements.

	CMG Small Cap Growth Fund	CMG Small Cap Value Fund	CMG Small/Mid Cap Fund	CMG International Stock Fund
NET INVESTMENT INCOME:
Income:
Dividends	$24,386	$244,737	$33,994	$1,002,166
Interest	15,348	3,297	10,061	25,092
Foreign withholding tax	-	-	(263)	(46,755)
Total income	39,734	248,034	43,792	980,503
Expenses:
Investment advisory fee	154,481	145,304	115,386	464,406
Trustees' fees	4,051	4,466	3,996	6,280
Audit fee	17,683	16,050	15,163	16,796
Trustee legal counsel fees	1,070	1,170	2,062	3,584
Non-recurring costs (See Note 9)	294	276	239	946
Total operating expenses	177,579	167,266	136,846	492,012
Interest expense	662	134	-	5,951
Total expenses	178,241	167,400	136,846	497,963
Expense reimbursement from Investment Advisor	(22,804)	(21,686)	(21,221)	(26,660)
Non-recurring costs assumed by Investment Advisor (See Note 9)	(294)	(276)	(239)	(946)
Net expenses	155,143	145,438	115,386	470,357
Net investment income (loss)	(115,409)	102,596	(71,594)	510,146
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FUTURES CONTRACTS:
Net realized gain (loss) on:
Investments	3,837,977	2,137,669	5,102,783	12,659,911
Foreign currency transactions	(1,881)	-	(697)	(108,522)
Futures contracts	-	-	-	-
Net realized loss on the disposal of investments purchased/sold in error (See Note 8)	-	-	-	-
Net realized gain	3,836,096	2,137,669	5,102,086	12,551,389
Net change in unrealized appreciation (depreciation) on:
Investments	1,677,294	981,635	(1,997,945)	8,398,547
Foreign currency translations	-	-	-	1,061
Futures contracts	-	-	-	-
Net change in unrealized appreciation (depreciation)	1,677,294	981,635	(1,997,945)	8,399,608
Net gain	5,513,390	3,119,304	3,104,141	20,950,997
NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,397,981	$3,221,900	$3,032,547	$21,461,143

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Enhanced S&P 500® Index Fund
	(Unaudited) Six Months Ended January 31, 2006	Year Ended July 31, 2005
Operations:
Net investment income	$745,752	$1,901,574
Net realized gain on investments and futures contracts	4,355,983	2,731,812
Net change in unrealized appreciation (depreciation) on investments and futures contracts	252,433	9,378,890
Net increase from operations	5,354,168	14,012,276
Distributions declared to shareholders:
From net investment income	(1,547,386)	(1,713,416)
From net realized gains	(4,395,562)	(896,196)
Total distributions declared to shareholders	(5,942,948)	(2,609,612)
Share transactions:
Subscriptions	8,059,337	17,245,602
Distributions reinvested	1,192,965	408,128
Redemptions	(13,377,268)	(35,670,610)
Net decrease in share transactions	(4,124,966)	(18,016,880)
Net decrease in net assets	(4,713,746)	(6,614,216)
NET ASSETS:
Beginning of period	91,633,067	98,247,283
End of period	$86,919,321	$91,633,067
Undistributed net investment income, at end of period	$20,027	$821,661
Change in shares:
Subscriptions	599,755	1,353,553
Issued for distributions reinvested	90,582	31,274
Redemptions	(985,744)	(2,804,223)
Net decrease	(295,407)	(1,419,396)

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Large Cap Growth Fund		CMG Large Cap Value Fund
	(Unaudited) Six Months Ended January 31, 2006	Year Ended July 31, 2005	(Unaudited) Six Months Ended January 31, 2006	Year Ended July 31, 2005
Operations:
Net investment income	$96,986	$430,830	$319,180	$917,233
Net realized gain on investments and foreign currency transactions	1,355,797	2,173,562	2,934,524	2,822,819
Net change in unrealized appreciation (depreciation) on investments	1,236,106	2,991,580	(562,209)	2,693,045
Net increase from operations	2,688,889	5,595,972	2,691,495	6,433,097
Distributions declared to shareholders:
From net investment income	(244,682)	(349,571)	(786,000)	(908,008)
From net realized gains	(2,107,614)	-	(4,217,978)	(142,837)
Total distributions declared to shareholders	(2,352,296)	(349,571)	(5,003,978)	(1,050,845)
Share transactions:
Subscriptions	507,997	4,995,496	2,030,070	2,725,323
Distributions reinvested	1,081,857	60,880	2,230,353	327,447
Redemptions	(3,982,843)	(10,674,833)	(3,957,442)	(17,558,515)
Net increase (decrease) in share transactions	(2,392,989)	(5,618,457)	302,981	(14,505,745)
Net decrease in net assets	(2,056,396)	(372,056)	(2,009,502)	(9,123,493)
NET ASSETS:
Beginning of period	40,311,521	40,683,577	38,731,225	47,854,718
End of period	$38,255,125	$40,311,521	$36,721,723	$38,731,225
Undistributed (overdistributed) net investment income, at end of period	$(7,476)	$140,220	$15,910	$482,730
Change in shares:
Subscriptions	42,719	458,901	178,813	227,396
Issued for distributions reinvested	94,074	5,349	197,377	27,061
Redemptions	(334,198)	(974,348)	(311,049)	(1,480,049)
Net increase (decrease)	(197,405)	(510,098)	65,141	(1,225,592)

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Mid Cap Growth Fund		CMG Mid Cap Value Fund
	(Unaudited) Six Months Ended January 31, 2006	Year Ended July 31, 2005	(Unaudited) Six Months Ended January 31, 2006	Year Ended July 31, 2005
Operations:
Net investment income (loss)	$(7,404)	$(42,193)	$105,660	$177,527
Net realized gain on investments and foreign currency transactions	902,835	1,198,457	1,806,999	2,034,357
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	3,102,251	3,842,377	(367,386)	2,345,276
Net increase from operations	3,997,682	4,998,641	1,545,273	4,557,160
Distributions declared to shareholders:
From net investment income	-	-	(193,534)	(147,310)
From net realized gains	(596,195)	-	(2,793,995)	(163,069)
Total distributions declared to shareholders	(596,195)	-	(2,987,529)	(310,379)
Share transactions:
Subscriptions	1,096,068	6,916,364	379,374	1,333,206
Distributions reinvested	256,151	-	1,221,997	93,631
Redemptions	(3,406,968)	(6,317,811)	(3,013,978)	(6,390,522)
Net increase (decrease) in share transactions	(2,054,749)	598,553	(1,412,607)	(4,963,685)
Net increase (decrease) in net assets	1,346,738	5,597,194	(2,854,863)	(716,904)
NET ASSETS:
Beginning of period	24,880,708	19,283,514	21,277,295	21,994,199
End of period	$26,227,446	$24,880,708	$18,422,432	$21,277,295
Undistributed (overdistributed) net investment income, at end of period	$-	$-	$(1,166)	$86,708
Accumulated net investment loss, at end of period	$(9,136)	$(1,732)	$-	$-
Change in shares:
Subscriptions	73,925	523,196	25,218	99,662
Issued for distributions reinvested	17,122	-	91,535	6,769
Redemptions	(224,835)	(511,129)	(198,792)	(452,689)
Net increase (decrease)	(133,788)	12,067	(82,039)	(346,258)

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Small Cap Growth Fund		CMG Small Cap Value Fund
	(Unaudited) Six Months Ended January 31, 2006	Year Ended July 31, 2005	(Unaudited) Six Months Ended January 31, 2006	Year Ended July 31, 2005
Operations:
Net investment income (loss)	$(115,409)	$(210,173)	$102,596	$314,346
Net realized gain on investments and foreign currency transactions	3,836,096	2,188,414	2,137,669	3,348,725
Net change in unrealized appreciation (depreciation) on investments	1,677,294	4,715,850	981,635	5,239,285
Net increase from operations	5,397,981	6,694,091	3,221,900	8,902,356
Distributions declared to shareholders:
From net investment income	-	-	(279,581)	(284,580)
From net realized gains	(4,969,355)	(2,288,048)	(3,938,120)	(2,878,862)
Total distributions declared to shareholders	(4,969,355)	(2,288,048)	(4,217,701)	(3,163,442)
Share transactions:
Subscriptions	1,189,315	7,038,718	1,241,753	4,687,869
Distributions reinvested	3,547,179	1,423,106	2,926,706	1,901,545
Redemptions	(2,620,262)	(9,950,497)	(2,501,300)	(15,695,410)
Net increase (decrease) in share transactions	2,116,232	(1,488,673)	1,667,159	(9,105,996)
Net increase (decrease) in net assets	2,544,858	2,917,370	671,358	(3,367,082)
NET ASSETS:
Beginning of period	38,644,832	35,727,462	36,989,277	40,356,359
End of period	$41,189,690	$38,644,832	$37,660,635	$36,989,277
Undistributed (overdistributed) net investment income, at end of period	$-	$-	$(7,381)	$169,604
Accumulated net investment loss, at end of period	$(117,378)	$(1,969)	$-	$-
Change in shares:
Subscriptions	88,298	556,247	79,121	322,487
Issued for distributions reinvested	287,921	108,303	203,244	124,773
Redemptions	(197,016)	(793,968)	(158,831)	(1,045,818)
Net increase (decrease)	179,203	(129,418)	123,534	(598,558)

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Small/Mid Cap Fund		CMG International Stock Fund
	(Unaudited) Six Months Ended January 31, 2006	Year Ended July 31, 2005	(Unaudited) Six Months Ended January 31, 2006	Year Ended July 31, 2005
Operations:
Net investment income (loss)	$(71,594)	$(162,021)	$510,146	$2,249,362
Net realized gain on investments and foreign currency transactions	5,102,086	12,002,485	12,551,389	12,958,426
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and foreign capital gains tax	(1,997,945)	(736,986)	8,399,608	9,070,617
Net increase from operations	3,032,547	11,103,478	21,461,143	24,278,405
Distributions declared to shareholders:
From net investment income	-	-	(2,041,359)	(1,284,092)
From net realized gains	(1,443,974)	-	(14,728,493)	(3,640,598)
Total distributions declared to shareholders	(1,443,974)	-	(16,769,852)	(4,924,690)
Share transactions:
Subscriptions	-	4,646,441	3,539,305	15,229,078
Distributions reinvested	1,443,974	-	10,430,452	2,823,586
Redemptions	(26,497,901)	(27,656,623)	(39,524,072)	(53,513,076)
Net decrease in share transactions	(25,053,927)	(23,010,182)	(25,554,315)	(35,460,412)
Net decrease in net assets	(23,465,354)	(11,906,704)	(20,863,024)	(16,106,697)
NET ASSETS:
Beginning of period	38,754,879	50,661,583	136,144,228	152,250,925
End of period	$15,289,525	$38,754,879	$115,281,204	$136,144,228
Undistributed (overdistributed) net investment income, at end of period	$-	$-	$(5,729)	$1,525,484
Accumulated net investment loss, at end of period	$(73,701)	$(2,107)	$-	$-
Change in shares:
Subscriptions	-	439,948	247,493	1,177,932
Issued for distributions reinvested	132,353	-	788,394	209,932
Redemptions	(2,231,586)	(2,842,595)	(2,718,127)	(3,998,529)
Net decrease	(2,099,233)	(2,402,647)	(1,682,240)	(2,610,665)

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2006 (Unaudited)

Note 1.  Organization:

CMG Fund Trust (the "Trust") is an Oregon business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

  CMG Enhanced S&P 500® Index Fund
  CMG Large Cap Growth Fund
  CMG Large Cap Value Fund
  CMG Mid Cap Growth Fund
  CMG Mid Cap Value Fund
  CMG Small Cap Growth Fund
  CMG Small Cap Value Fund
  CMG Small/Mid Cap Fund
  CMG International Stock Fund

Investment goals. The CMG Enhanced S&P 500® Index Fund seeks to outperform the total return, over the long run, of the Standard & Poor's 500 Composite Stock Index (the "S&P 500®"). The CMG Large Cap Growth Fund and CMG Large Cap Value Fund seek long-term growth by investing primarily in large capitalization equities. The CMG Mid Cap Growth Fund and CMG Mid Cap Value Fund seek long-term growth by investing primarily in middle capitalization equities. The CMG Small Cap Growth Fund and CMG Small Cap Value Fund seek long-term growth by investing primarily in small capitalization equities. The CMG Small/Mid Cap Fund seeks long-term capital appreciation by investing in small and middle capitalization equities. The CMG International Stock Fund seeks long-term capital appreciation.

Fund shares. Each Fund may issue an unlimited number of shares of no par value capital stock, which are offered continuously at net asset value.

Note 2.  Significant accounting policies:

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security valuation. Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Investments in open-end investment companies are valued at net asset value. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2006 (Unaudited)

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The CMG International Stock Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Security transactions. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase agreements. Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Futures contracts. Certain Funds may invest in interest rate, index and foreign currency futures contracts. The Funds will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Funds and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Income recognition. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such, net of non-reclaimable tax withholdings. Distributions paid by real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Foreign currency transactions. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2006 (Unaudited)

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Federal income tax status. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to shareholders. Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Note 3.  Federal tax information:

The tax character of distributions paid during the year ended July 31, 2005 was as follows:

	Ordinary Income*	Long-Term Capital Gains
CMG Enhanced S&P 500® Index Fund	$2,576,992	$32,620
CMG Large Cap Growth Fund	349,571	—
CMG Large Cap Value Fund	1,050,685	160
CMG Mid Cap Growth Fund	—	—
CMG Mid Cap Value Fund	303,737	6,642
CMG Small Cap Growth Fund	1,856,510	431,538
CMG Small Cap Value Fund	2,640,925	522,517
CMG Small/Mid Cap Fund	—	—
CMG International Stock Fund	1,263,220	3,661,470

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at January 31, 2006, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
CMG Enhanced S&P 500® Index Fund	$14,013,647	$(1,695,556)	$12,318,091
CMG Large Cap Growth Fund	5,229,042	(239,786)	4,989,256
CMG Large Cap Value Fund	5,210,410	(427,768)	4,782,642
CMG Mid Cap Growth Fund	7,397,430	(189,689)	7,207,741
CMG Mid Cap Value Fund	3,702,516	(104,586)	3,597,930
CMG Small Cap Growth Fund	7,382,041	(601,892)	6,780,149
CMG Small Cap Value Fund	12,770,258	(715,510)	12,054,748
CMG Small/Mid Cap Fund	4,287,463	(57,601)	4,229,862
CMG International Stock Fund	25,867,488	(400,667)	25,466,821

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2006 (Unaudited)

The following capital loss carryforwards, determined as of July 31, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2010	2011	Total
CMG International Stock Fund	$2,719,144	$420,427	$3,139,571

Note 4.  Fees and compensation paid to affiliates:

Investment advisory fee. Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Funds under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC.

Each Fund's investment advisory fee is a unified fee. Columbia, out of the unified fee it receives from the Funds, pays all accounting fees, legal fees, pricing and bookkeeping fees, transfer agent fees, custody fees, expenses of the Chief Compliance Officer, fees for Sarbanes-Oxley compliance, the commitment fee for the line of credit and miscellaneous expenses of the Funds. The unified fee does not include brokerage fees, taxes, Trustees' fees, Trustee legal counsel fees, audit fees, interest expense associated with any borrowings by the Funds or extraordinary expenses, if any. The unified fees are paid monthly to Columbia based on each Fund's average daily net assets at the following annual rates:

CMG Enhanced S&P 500® Index Fund	0.25%
CMG Large Cap Growth Fund	0.50%
CMG Large Cap Value Fund	0.50%
CMG Mid Cap Growth Fund	0.70%
CMG Mid Cap Value Fund	0.70%
CMG Small Cap Growth Fund	0.80%
CMG Small Cap Value Fund	0.80%
CMG Small/Mid Cap Fund	0.75%
CMG International Stock Fund	0.75%

Pricing & bookkeeping fees. Columbia is responsible for providing pricing and bookkeeping services to each Fund under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Bank and Trust Company ("State Street"). As a result, Columbia pays fees to State Street under the Outsourcing Agreement. The pricing and bookkeeping fees for the Funds are paid by Columbia.

Transfer agent fee. Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The transfer agent fees for the Funds are paid by Columbia. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

Expense limits and fee waivers. Columbia has contractually agreed to reimburse the Funds through March 1, 2009 for certain expenses so that the expenses incurred by the Funds, including the investment advisory fees, will not exceed the following annual rates based on each Fund's average daily net assets:

CMG Enhanced S&P 500® Index Fund	0.25%
CMG Large Cap Growth Fund	0.50%

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2006 (Unaudited)

CMG Large Cap Value Fund	0.50%
CMG Mid Cap Growth Fund	0.70%
CMG Mid Cap Value Fund	0.70%
CMG Small Cap Growth Fund	0.80%
CMG Small Cap Value Fund	0.80%
CMG Small/Mid Cap Fund	0.75%
CMG International Stock Fund	0.75%

Fees paid to officers and trustees. All officers of the Funds, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia, or its affiliates and receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The expenses of the Chief Compliance Officer are paid by Columbia.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

Other. Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. The fees for such services are paid by Columbia.

Note 5.  Portfolio information:

For the six months ended January 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	Purchases	Sales
CMG Enhanced S&P 500® Index Fund	$29,910,231	$36,096,034
CMG Large Cap Growth Fund	24,667,567	29,023,271
CMG Large Cap Value Fund	22,843,926	27,619,317
CMG Mid Cap Growth Fund	6,062,276	9,609,583
CMG Mid Cap Value Fund	4,877,012	9,521,196
CMG Small Cap Growth Fund	52,792,853	54,951,533
CMG Small Cap Value Fund	6,183,029	8,717,867
CMG Small/Mid Cap Fund	17,504,366	43,964,798
CMG International Stock Fund	56,236,520	96,369,296

Note 6.  Line of credit:

The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is paid by Columbia.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2006 (Unaudited)

For the six months ended January 31, 2006, the average daily loan balance outstanding on days where borrowings existed and the weighted average interest rates for Funds that participated in this arrangement are as follows:

	Average Borrowings	Weighted Average Interest Rates
CMG Enhanced S&P 500® Index Fund	$2,000,000	4.27%
CMG Large Cap Growth Fund	1,000,000	4.77%
CMG Small Cap Growth Fund	1,000,000	4.76%
CMG Small Cap Value Fund	1,000,000	4.81%
CMG International Stock Fund	6,428,571	4.77%

Note 7.  Shares of beneficial interest:

As of January 31, 2006, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The numbers of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
CMG Enhanced S&P 500® Index Fund	1	100.0%
CMG Large Cap Growth Fund	1	100.0%
CMG Large Cap Value Fund	1	100.0%
CMG Mid Cap Growth Fund	1	100.0%
CMG Mid Cap Value Fund	1	100.0%
CMG Small Cap Growth Fund	1	97.6%
CMG Small Cap Value Fund	1	97.4%
CMG International Stock Fund	1	96.1%

As of January 31, 2006, one of the Funds had shareholders that held greater than 5% of the shares outstanding and Bank of America and/or its affiliates did not have investment discretion. Subscription and redemption activity of these shareholders may have a material effect on the Fund. The number of accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
CMG Small/Mid Cap Fund	3	100.0%

Note 8.  Other:

During the six months ended January 31, 2006, CMG Large Cap Value Fund and CMG Small Cap Value Fund each had a realized loss due to a trading error. The losses of $1,748 and $474, respectively, were reimbursed by Columbia.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2006 (Unaudited)

Note 9.  Disclosure of significant risks and contingencies:

Foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Industry focus. The Funds may focus their investments in certain industries, subjecting them to greater risk than a fund that is more diversified.

Legal proceedings. On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2006 (Unaudited)

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the six months ended January 31, 2006, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters as follows:

CMG Enhanced S&P 500® Index Fund	$675
CMG Large Cap Growth Fund	301
CMG Large Cap Value Fund	287
CMG Mid Cap Growth Fund	191
CMG Mid Cap Value Fund	150
CMG Small Cap Growth Fund	294
CMG Small Cap Value Fund	276
CMG Small/Mid Cap Fund	239
CMG International Stock Fund	946

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2006 (Unaudited)

Note 10.  Subsequent event:

On March 27, 2006, each Fund will be re-domiciled into a new series of Columbia Funds Institutional Trust. Columbia Funds Institutional Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Immediately following the re-domiciling, CMG Small Cap Growth Fund will be reorganized into CMG Small Cap Fund. CMG Small Cap Fund will then change its name to CMG Small Cap Growth Fund.

Board Consideration and Approval of Investment Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually, usually in late summer, to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees or directors (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. The Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information about the profitability of the Agreements to Columbia, and potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia's financial results and financial condition, (vii) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds' brokerage, if any, including allocations to brokers affiliated with Columbia and the use of "soft" commission dollars to pay fund expenses and to pay for research products and services, (ix) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) Columbia's response to various legal and regulatory proceedings since 2003 and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Trustees confer with their independent fee consultant and review materials relating to the Agreements that the independent fee consultant provides. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2005 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September, and October, 2005. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability, including its resources, compensation programs for personnel involved in fund management, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing for a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The

Board Consideration and Approval of Investment Advisory Agreements (continued)

Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; (v) that the fund's advisory fee had recently been, or was proposed to be, reduced, with the goal of helping the fund's net return to shareholders become more competitive; and (vi) that other fund expenses, such as transfer agency or fund accounting fees, have recently been reduced, with the goal of helping the fund's net return to shareholders become more competitive. The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided both by management and by an independent third party) of the funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Columbia to comparable accounts. In considering the fees charged to comparable accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual funds and distribute mutual fund shares. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered reductions in advisory fee rates, implementation of advisory fee breakpoints, institution of advisory fee waivers, and reductions of expense caps, which benefited a number of the funds. Furthermore, the Trustees considered the projected impact on expenses resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the funds, the services provided to the funds and management's view as to why it was appropriate that some funds bear advisory fees or total expenses greater than their peer group medians.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with the funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense levels of the funds, and whether Columbia had implemented breakpoints and/or expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the funds were fair and reasonable, and that the costs of the advisory services generally, and the related profitability to Columbia and its affiliates of their relationships with the funds, supported the continuation of the Agreements.

Board Consideration and Approval of Investment Advisory Agreements (continued)

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by Columbia to each fund and whether those economies were shared with the fund through breakpoints in the investment advisory fees or other means, such as expense waivers. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

  •  the extent to which each fund had operated in accordance with its investment objective and its record of compliance with its investment restrictions, and the compliance programs of the funds and Columbia. They also considered the compliance-related resources that Columbia and its affiliates were providing to the funds.

  •  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services.

  •  so-called "fall-out benefits" to Columbia, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

  •  the draft report provided by the independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2006.

Summary of Management Fee Evaluation by Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of
Attorney General of New York State and Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc. October 11, 2005

I. Overview

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG1"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Columbia Funds only if the Independent Members (as such term is defined in the AOD) of the Columbia Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Columbia Funds. This report is the annual written evaluation of the Columbia Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Columbia Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Columbia Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Columbia Fund using ... an annual independent written evaluation prepared by or under the direction of the ... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

  a)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

  b)  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

  c)  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

  d)  Profit margins of CMA and its affiliates from supplying such services;

  e)  Possible economies of scale as the CMA fund grows larger; and

  f)  The nature and quality of CMA services, including Columbia Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Columbia Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

1  Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

  1.  I collected data on performance, management fees, and expense ratios of both Columbia Funds and comparable non-Columbia Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc. ("Morningstar"). While Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Columbia Funds, I conducted an independent review of the appropriateness of each peer group.

  2.  I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

  3.  I have reviewed data on the organizational structure of CMG in general.

  4.  I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

  5.  I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

  6.  I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

  7.  I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

  8.  I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved.

In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates.

[Resume omitted]

II. Evaluation of the general process used to negotiate the advisory contract

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Columbia Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Columbia Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

analysis to the evaluation, I believe this improves the process by which management fees for the Columbia Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of CMG staff to gain an understanding of the organizational structure and personnel involved in running the Columbia fund family.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management have discussed issues relating to management agreements and performance of Columbia Funds. When I felt it was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Columbia Funds met in advance of the October Section 15(c) contract approval meeting to review certain fee, performance and other data for the Columbia Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Columbia Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee performance "screens." The six screens the Trustees use are as follows:

  a.  5th Lipper quintile in actual management fee;

  b.  5th Lipper quintile in total expense ratio;

  c.  Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

  d.  Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (actual management fee) totals a number equal to or higher than 8;

  e.  Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8; and

  f.  Sum of the Lipper Quintile Rank (3-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Columbia Funds.

III. Findings

My findings based on my work as IFC are as follows:

  1.  The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Columbia Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

the Columbia Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

  2.  Columbia Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 54.26 percent of Columbia Funds have performance higher than the median of their respective Lipper performance universe, and 42.55 percent of Columbia Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Columbia Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

  3.  Columbia Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 58.51 percent of Columbia Funds have expenses below the median of their Lipper expense universe, and 53.19 percent of Columbia Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Columbia Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often though the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings in non-advisory expenses.

  4.  Profitability to CMG of the individual funds ranges widely, but the overall profitability to CMG of its relationship with the Columbia Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary to make a judgment on fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

  5.  Columbia Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 71% of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing.

My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,

Erik R. Sirri

CMG FUND TRUST

1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201

- INVESTMENT ADVISOR -

COLUMBIA MANAGEMENT ADVISORS, LLC
100 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110-2624

- LEGAL COUNSEL -

ROPES & GRAY LLP
ONE INTERNATIONAL PLACE
BOSTON, MA 02110-2624

- TRANSFER AGENT -

COLUMBIA MANAGEMENT SERVICES, INC.
P.O. BOX 8081
BOSTON, MASSACHUSETTS 02266-8081

SHC-44/106109-0106 (03/06) 06/10225

A description of the funds' proxy voting policies and procedures is available (i) on the funds' website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The CMG funds are offered by prospectus through Columbia Management Distributors, Inc. Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact your Columbia Management representative or visit www.columbiamanagement.com for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Fund distributed by Columbia Management Distributors, Inc., One Financial Center, Boston, MA 02111-2621

CMG SMALL CAP FUND
A PORTFOLIO OF CMG FUND TRUST

Semiannual Report
January 31, 2006

Advised by Columbia Management Advisors, LLC

Not FDIC
Insured

May Lose Value

No Bank Guarantee

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. CMG Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Management Advisors, Inc. combined with Banc of America Capital Management, LLC on September 30, 2005. At that time, the newly combined advisor underwent a name change to Columbia Management Advisors, LLC and continues to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and is part of Columbia Management.

The views expressed in the portfolio commentary reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Portfolio Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a CMG Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular CMG Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SMALL CAP FUND
A Portfolio of CMG Fund Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Small Cap Fund returned 17.54% for the six-month period ended January 31, 2006. The fund surpassed the Russell 2000 Growth Index1 and the Russell 2000 Index1, which returned 10.71% and 8.50%, respectively, for the same period. The fund also beat the Morningstar Small Growth Category average of 9.78% for the period.2 Strong stock selection drove the fund's performance relative to its benchmarks and peer group.

In an environment that was generally favorable for small-cap stocks, solid stock picking and an overweight position in the industrials sector enhanced performance. A constructive outlook on machinery stocks warranted the fund's sizeable positions in Terex Corp. and Joy Global, Inc., which benefited from their exposure to mining and construction customers (1.3% and 1.5% of net assets, respectively). Ceradyne, Inc., which develops ceramic products and components, benefited from a ramp up in military orders for body and vehicle armor (1.9% of net assets). On the downside, LECG Corp. fell short of our expectations and we reduced the fund's position in the stock (0.5% of net assets).

The information technology sector was strong during the period, and three long-held stocks were among the top performers. F5 Networks, Inc. reported strong results and continued to take share in the Layer 4-7 networking market, and Global Payments, Inc. appreciated on entering into an agreement with another company to access the Asian market (1.0% and 1.2% of net assets, respectively). SiRF Technology Holdings, Inc., a supplier of chipsets for global positioning systems for consumer and business applications, also performed well (1.6% of net assets). A setback was Ixia, which fell 36% in the period as orders slipped; we used this opportunity to add to the fund's position in the stock because we believe its long-term prospects remained compelling (0.9% of net assets).

Participation in the energy sector—particularly in the energy service group—had a positive impact on fund performance. Atwood Oceanics, Inc., which engages in offshore drilling, and Veritas DGC, Inc., which provides seismic surveying, benefited from healthy spending by exploration and production customers (1.0% and 1.0% of net assets, respectively).

The telecommunications and consumer discretionary sectors provided some standout performers. Millicom International Cellular SA, which provides cellular phone service to emerging markets, rose 81% in the period and attracted numerous unsolicited acquisition offers by larger firms seeking entry to its markets (0.9% of net assets). VistaPrint Ltd., which supplies customized printed products for consumers and small businesses and leverages the Internet for delivery, soared 98%, and we remain optimistic about the potential size of its market (1.3% of net assets).

Consumer staples stocks detracted from results. Elizabeth Arden, Inc. was sold from the portfolio as excitement around the Britney Spears product line waned and competitors gained market share. USANA Health Sciences, Inc. struggled with concerns about growth rates as its entry to another foreign market was delayed (0.7% of net assets). The fund also experienced relative weakness in the materials and health care sectors, where stocks underperformed. OM Group, Inc. fell victim to deteriorating pricing in the nickel market and was sold. Pharmaceutical companies Nabi Biopharmaceuticals, Rigel Pharmaceuticals, Inc. and Alexion Pharmaceuticals, Inc., suffered from disappointments in clinical development and were sold from the portfolio.

1

We continue to believe that the economy is growing at a healthy rate and that inflation is relatively contained. We remain bullish on the energy and materials sectors for long-term structural reasons and continue to hold a number of later-cycle positions in the industrial sector. Accordingly, we are watchful for signs of decelerating growth that could provoke a reassessment of the strength and duration of the current economic expansion. Finally, we believe that the interest rate environment and valuations are supportive of traditional growth stocks relative to value stocks, and we continue to seek candidates with strong earnings prospects and attractive valuations.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2006 were:

(%)
Wabtec	2.0
Affiliated Managers Group	1.9
Ceradyne	1.9
HealthExtras	1.6
SiRF Technology Holdings	1.6
Corporate Executive Board	1.5
Joy Global	1.5
VistaPrint	1.3
Terex	1.3
Scientific Games	1.3

We appreciate your continued confidence in the CMG Small Cap Fund.

Kenneth A. Korngiebel has managed the CMG Small Cap Fund since July 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because small companies often have narrower markets and limited financial resources and their stocks tend to be thinly traded and less liquid than investments in larger companies.

1 The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee that the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

2

Average annual total return as of January 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	5-year	10-year
CMG Small Cap Fund	08/30/89	17.54	37.65	5.39	12.42
Russell 2000 Index		8.50	18.89	8.99	10.22
Russell 2000 Growth Index		10.71	19.59	2.57	5.74

Average annual total return as of December 31, 2005 (%)

	Inception	6-month (cumulative)	1-year	5-year	10-year
CMG Small Cap Fund	08/30/89	12.26	18.16	3.54	11.28
Russell 2000 Index		5.88	4.55	8.22	9.26
Russell 2000 Growth Index		8.02	4.15	2.28	4.69

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results may reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

Growth of a $10,000 investment, February 1, 1996 to January 31, 2006

The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the indices during the period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3

UNDERSTANDING YOUR EXPENSES – CMG Small Cap Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2005 – January 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,175.38	1,018.90	6.85	6.36	1.25

Expenses paid during the period are equal to the fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

5

CMG SMALL CAP FUND
A Portfolio of CMG Fund Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,				Period Ended July 31,
	2006		2005		2004		2003(a)
Net asset value, beginning of period	$6.57		$5.07		$4.62		$3.67
Income from investment operations:
Net investment loss	(0.03	) (b)	(0.03	) (b)	(0.03	) (b)	(0.02	) (b)
Net realized and unrealized gain (loss) on investments	0.67		1.53		0.48		0.97
Total from investment operations	0.64		1.50		0.45		0.95
Less distributions declared to shareholders:
From net realized gains	(5.05)		-		-		-
Net asset value, end of period	$2.16		$6.57		$5.07		$4.62
Total return (d)	17.54	%(e)(f)	29.59%		9.74%		25.89	%(e)
Ratios/Supplemental data:
Net assets, end of period (000's)	$12,994		$30,317		$292,028		$293,924
Ratio of net expenses to average net assets (g)	1.25	%(h)	0.85%		0.79%		0.81	%(h)
Waiver/reimbursement	-	%(h)(i)	-		-		-
Ratio of net investment loss to average net assets (g)	(1.05	)%(h)	(0.61)%		(0.62)%		(0.55	)%(h)
Portfolio turnover rate	71	%(e)	119%		123%		89	%(e)

	Year Ended October 31,
	2002		2001	2000
Net asset value, beginning of period	$4.41		$18.78	$13.59
Income from investment operations:
Net investment loss	(0.02	) (b)	(0.01)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.72)		(2.18)	6.80
Total from investment operations	(0.74)		(2.19)	6.71
Less distributions declared to shareholders:
From net realized gains	-	(c)	(12.18)	(1.52)
Net asset value, end of period	$3.67		$4.41	$18.78
Total return (d)	(16.76)%		(28.84)%	50.49%
Ratios/Supplemental data:
Net assets, end of period (000's)	$227,874		$283,521	$258,480
Ratio of net expenses to average net assets (g)	0.79%		0.82%	0.79%
Waiver/reimbursement	-		-	-
Ratio of net investment loss to average net assets (g)	(0.49)%		(0.22)%	(0.39)%
Portfolio turnover rate	120%		160%	163%

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

6

CMG SMALL CAP FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

January 31, 2006 (Unaudited)

	Shares	Value
Common Stocks (97.1%)
Consumer Discretionary (12.1%)
Diversified Consumer Services (0.4%)
Laureate Education, Inc. (a)	920	$47,932
Hotels, Restaurants & Leisure (5.1%)
Cosi, Inc. (a)	6,770	66,008
Pinnacle Entertainment, Inc. (a)	3,720	107,210
RARE Hospitality International, Inc. (a)	2,130	67,201
Red Robin Gourmet Burgers, Inc. (a)	1,520	60,329
Ruby Tuesday, Inc.	1,330	38,051
Scientific Games Corp., Class A (a)	5,320	170,506
Shuffle Master, Inc. (a)	2,540	64,516
Trump Entertainment Resorts, Inc. (a)	4,800	94,080
		667,901
Household Durables (0.2%)
Tupperware Brands Corp.	970	21,534
Internet & Catalog Retail (2.5%)
NetFlix, Inc. (a)	3,010	82,926
Nutri/System, Inc. (a)	1,470	71,883
VistaPrint Ltd. (a)	5,715	172,765
		327,574
Leisure Equipment & Products (0.6%)
SCP Pool Corp.	2,110	84,147
Media (0.4%)
Radio One, Inc., Class D (a)	4,510	49,430
Specialty Retail (2.9%)
Aaron Rents, Inc.	2,210	53,151
Children's Place Retail Stores, Inc. (a)	2,350	102,906
GameStop Corp., Class A (a)	2,180	87,876
Genesco, Inc. (a)	590	22,981
Gymboree Corp. (a)	2,780	68,499
Tractor Supply Co. (a)	680	34,734
		370,147
Consumer Staples (2.2%)
Beverages (0.3%)
Hansen Natural Corp. (a)	410	35,998
Household Products (0.8%)
Central Garden & Pet Co. (a)	2,140	106,101

See Accompanying Notes to Financial Statements.

7

CMG SMALL CAP FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Personal Products (1.1%)
Playtex Products, Inc. (a)	3,540	$47,507
USANA Health Sciences, Inc. (a)	2,310	92,654
		140,161
Energy (9.4%)
Energy Equipment & Services (6.5%)
Atwood Oceanics, Inc. (a)	1,300	126,269
CAL Dive International, Inc. (a)	3,014	126,528
Core Laboratories NV (a)	2,340	104,317
Grey Wolf, Inc. (a)	14,210	125,048
Oil States International, Inc. (a)	1,640	67,076
Tetra Technologies, Inc. (a)	2,795	110,906
Todco, Class A	1,070	47,722
Veritas DGC, Inc. (a)	2,960	133,377
		841,243
Oil, Gas & Consumable Fuels (2.9%)
Carrizo Oil & Gas, Inc. (a)	3,705	106,927
Cheniere Energy, Inc. (a)	1,640	63,763
Foundation Coal Holdings, Inc.	1,380	61,355
Frontier Oil Corp.	1,190	56,394
Holly Corp.	1,160	85,376
		373,815
Financials (6.2%)
Capital Markets (2.0%)
Affiliated Managers Group, Inc. (a)	2,720	252,416
Commercial Banks (1.8%)
Signature Bank (a)	2,970	90,436
Sterling Financial Corp.	1,880	52,678
UCBH Holdings, Inc.	2,840	49,274
Wintrust Financial Corp.	710	38,127
		230,515
Diversified Financial Services (0.6%)
IntercontinentalExchange, Inc. (a)	643	32,677
Nasdaq Stock Market, Inc. (a)	1,210	50,711
		83,388
Insurance (1.8%)
Hanover Insurance Group, Inc.	1,670	80,912
ProAssurance Corp. (a)	3,090	158,177
		239,089

See Accompanying Notes to Financial Statements.

8

CMG SMALL CAP FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Health Care (18.7%)
Biotechnology (3.9%)
Alkermes, Inc. (a)	2,090	$50,871
Amylin Pharmaceuticals, Inc. (a)	1,720	72,928
Digene Corp. (a)	3,650	121,180
ICOS Corp. (a)	1,710	42,494
Nektar Therapeutics (a)	3,350	66,330
Neurocrine Biosciences, Inc. (a)	1,370	83,255
United Therapeutics Corp. (a)	1,020	65,963
		503,021
Health Care Equipment & Supplies (5.7%)
ArthroCare Corp. (a)	1,520	68,081
Foxhollow Technologies, Inc. (a)	1,050	28,213
Haemonetics Corp. (a)	1,786	92,872
Hologic, Inc. (a)	940	48,372
Intuitive Surgical, Inc. (a)	500	68,825
Iris International, Inc. (a)	1,924	43,983
Kyphon, Inc. (a)	2,282	94,863
OraSure Technologies, Inc. (a)	8,890	96,990
Possis Medical, Inc. (a)	845	8,281
ResMed, Inc. (a)	4,252	167,699
Thoratec Corp. (a)	1,040	26,312
		744,491
Health Care Providers & Services (7.2%)
Allscripts Healthcare Solutions, Inc. (a)	3,622	63,783
Cerner Corp. (a)	1,860	83,700
DaVita, Inc. (a)	1,559	85,355
HealthExtras, Inc. (a)	6,365	209,409
ICON PLC, ADR (a)	3,552	156,217
LHC Group, Inc. (a)	2,380	37,842
Matria Healthcare, Inc. (a)	2,060	87,900
Pediatrix Medical Group, Inc. (a)	410	35,949
Psychiatric Solutions, Inc. (a)	1,180	38,928
United Surgical Partners International, Inc. (a)	3,625	140,505
		939,588
Pharmaceuticals (1.9%)
Medicis Pharmaceutical Corp., Class A	2,830	87,475
Salix Pharmaceuticals Ltd. (a)	9,095	158,162
		245,637
Industrials (21.0%)
Aerospace & Defense (3.7%)
Armor Holdings, Inc. (a)	1,470	70,075
BE Aerospace, Inc. (a)	7,590	159,542
Ceradyne, Inc. (a)	4,360	249,566
		479,183

See Accompanying Notes to Financial Statements.

9

CMG SMALL CAP FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Air Freight & Logistics (1.0%)
Forward Air Corp.	1,329	$51,831
UTI Worldwide, Inc.	750	78,548
		130,379
Building Products (0.6%)
ElkCorp.	2,310	81,243
Commercial Services & Supplies (5.5%)
Corporate Executive Board Co.	2,313	194,616
Global Cash Access, Inc. (a)	4,097	63,340
Huron Consulting Group, Inc. (a)	3,025	85,214
Kenexa Corp. (a)	5,477	131,722
LECG Corp. (a)	3,932	65,979
Resources Connection, Inc. (a)	4,540	123,442
Waste Connections, Inc. (a)	1,330	46,470
		710,783
Construction & Engineering (1.7%)
Perini Corp. (a)	3,380	93,051
URS Corp. (a)	3,000	128,340
		221,391
Electrical Equipment (1.3%)
Evergreen Solar, Inc. (a)	2,900	44,747
General Cable Corp. (a)	2,900	71,050
Roper Industries, Inc.	1,370	55,279
		171,076
Machinery (6.3%)
ESCO Technologies, Inc. (a)	2,342	115,086
Joy Global, Inc.	3,545	191,572
RBC Bearings, Inc. (a)	4,404	81,650
Terex Corp. (a)	2,420	170,610
Wabtec Corp.	8,060	254,454
		813,372
Road & Rail (0.9%)
Landstar System, Inc.	1,310	55,413
Old Dominion Freight Line, Inc. (a)	2,357	67,269
		122,682
Information Technology (22.9%)
Communications Equipment (3.0%)
CSR PLC (a)	6,810	135,688
F5 Networks, Inc. (a)	2,020	130,694
Ixia (a)	9,353	117,848
		384,230

See Accompanying Notes to Financial Statements.

10

CMG SMALL CAP FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Computers & Peripherals (2.4%)
Electronics for Imaging, Inc. (a)	2,784	$76,978
M-Systems Flash Disk Pioneers Ltd. (a)	1,980	57,380
Presstek, Inc. (a)	5,409	56,254
Rackable Systems, Inc. (a)	1,665	50,033
Synaptics, Inc. (a)	2,710	74,579
		315,224
Internet Software & Services (1.1%)
aQuantive, Inc. (a)	2,850	74,128
Equinix, Inc. (a)	1,550	72,742
		146,870
IT Services (3.9%)
Acxiom Corp.	3,160	74,797
CACI International, Inc., Class A (a)	1,252	71,489
Euronet Worldwide, Inc. (a)	4,990	161,027
Global Payments, Inc.	3,188	162,365
Heartland Payment Systems, Inc. (a)	1,450	35,685
		505,363
Semiconductors & Semiconductor Equipment (7.1%)
Atheros Communications, Inc. (a)	3,900	76,635
ATMI, Inc. (a)	4,040	135,744
Hittite Microwave Corp. (a)	5,240	146,720
Microsemi Corp. (a)	2,460	74,882
Silicon Laboratories, Inc. (a)	590	29,046
SiRF Technology Holdings, Inc. (a)	6,060	204,161
Tessera Technologies, Inc. (a)	3,370	108,784
Trident Microsystems, Inc. (a)	5,532	144,496
		920,468
Software (5.4%)
Embarcadero Technologies, Inc. (a)	14,560	109,200
Epicor Software Corp. (a)	6,510	86,583
Hyperion Solutions Corp. (a)	1,850	63,659
Informatica Corp. (a)	6,120	90,086
Kronos, Inc. (a)	940	36,942
Micros Systems, Inc. (a)	1,369	63,179
Quest Software, Inc. (a)	4,920	77,933
Transaction Systems Architects, Inc. (a)	2,270	74,887
Wind River Systems, Inc. (a)	7,690	102,892
		705,361
Materials (2.5%)
Construction Materials (0.7%)
Eagle Materials, Inc.	590	96,105

See Accompanying Notes to Financial Statements.

11

CMG SMALL CAP FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Metals & Mining (1.8%)
Allegheny Technologies, Inc.	2,030	$105,255
Century Aluminum Co. (a)	2,190	74,635
Cleveland-Cliffs, Inc.	510	55,004
		234,894
Telecommunication Services (2.1%)
Wireless Telecommunication Services (2.1%)
Dobson Communications Corp., Class A (a)	8,410	62,402
Millicom International Cellular SA (a)	2,900	111,650
SBA Communications Corp., Class A (a)	4,720	103,132
		277,184
Total Common Stocks (Cost of $9,479,894)		12,619,936
	Par
Short-Term Obligation (3.3%)
Repurchase agreement with State Street Bank & Trust Co., dated 01/31/06, due 02/01/06 at 4.270%, collateralized by a U.S. Treasury Note maturing 05/15/15, market value of $434,431 (repurchase proceeds $422,050)	$422,000	422,000
Total Short-Term Obligation (Cost of $422,000)		422,000
Total Investments (100.4%) (Cost of $9,901,894) (b)		13,041,936
Other Assets & Liabilities, Net (-0.4%)		(47,737)
Net Assets (100.0%)		$12,994,199
Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $9,901,894.

See Accompanying Notes to Financial Statements.

12

CMG SMALL CAP FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

At January 31, 2006, the Fund held investment in the following sectors:

Sector	% of Net Assets
Information Technology	22.9%
Industrials	21.0
Health Care	18.7
Consumer Discretionary	12.1
Energy	9.4
Financials	6.2
Materials	2.5
Consumer Staples	2.2
Telecommunication Services	2.1
Short-Term Obligation	3.3
Other Assets & Liabilities, Net	(0.4)
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

13

CMG SMALL CAP FUND
A Portfolio of CMG Fund Trust
STATEMENT OF ASSETS AND LIABILITIES

January 31, 2006 (Unaudited)

ASSETS:
Investments, at identified cost	$9,901,894
Investments, at value	$13,041,936
Cash	94
Receivable for:
Investments sold	123,626
Interest	50
Dividends	30
Deferred Trustees' compensation plan	6,357
Total assets	13,172,093
LIABILITIES:
Payable for:
Investments purchased	127,324
Investment advisory fee	10,012
Transfer agent fee	101
Trustees' fees	310
Audit fee	13,812
Custody fee	1,703
Reports to shareholders	13,956
Chief compliance officer expenses	318
Deferred Trustees' fees	6,357
Other liabilities	4,001
Total liabilities	177,894
NET ASSETS	$12,994,199
NET ASSETS consist of:
Paid-in capital	$6,123,451
Accumulated net investment loss	(119,452)
Accumulated net realized gain	3,850,158
Net unrealized appreciation on investments	3,140,042
NET ASSETS	$12,994,199
Shares of capital stock outstanding	6,024,904
Net asset value, offering and redemption price per share	$2.16

See Accompanying Notes to Financial Statements.

14

CMG SMALL CAP FUND
A Portfolio of CMG Fund Trust
STATEMENT OF OPERATIONS

For the Six Months Ended January 31, 2006 (Unaudited)

NET INVESTMENT INCOME:
Income:
Dividends	$9,447
Interest	13,038
Total income	22,485
Expenses:
Investment advisory fee	82,307
Transfer agent fee	189
Trustees' fees	5,307
Custody fee	13,362
Audit fee	16,080
Reports to shareholders	7,220
Chief compliance officer expenses (See Note 4)	2,255
Non-recurring costs (See Note 8)	164
Other expenses	10,384
Total expenses	137,268
Fees and expenses waived or reimbursed by Transfer Agent	(23)
Non-recurring costs assumed by Investment Advisor (See Note 8)	(164)
Custody earnings credit	(166)
Net expenses	136,915
Net investment loss	(114,430)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	5,623,320
Foreign currency transactions	(589)
Net realized gain	5,622,731
Net change in unrealized appreciation (depreciation) on investments	(3,512,046)
Net gain	2,110,685
NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,996,255

See Accompanying Notes to Financial Statements.

15

CMG SMALL CAP FUND
A Portfolio of CMG Fund Trust
STATEMENT OF CHANGES IN NET ASSETS

Increase (Decrease) in Net Assets:	(Unaudited) Six Months Ended January 31, 2006	Year Ended July 31, 2005
Operations:
Net investment loss	$(114,430)	$(677,591)
Net realized gain on investments and foreign currency transactions	5,622,731	46,457,512
Net change in unrealized appreciation (depreciation) on investments	(3,512,046)	(25,488,632)
Net increase from operations	1,996,255	20,291,289
Distributions Declared to Shareholders:
From net realized gains	(8,639,807)	-
Share Transactions:
Subscriptions	3,300,000	4,562,259
Distributions reinvested	5,234,864	-
Redemptions	(19,213,943)	(286,564,984)
Net decrease from share transactions	(10,679,079)	(282,002,725)
Total decrease in net assets	(17,322,631)	(261,711,436)
NET ASSETS:
Beginning of period	30,316,830	292,028,266
End of period	$12,994,199	$30,316,830
Accumulated net investment loss	$(119,452)	$(5,022)
Changes in Shares:
Subscriptions	1,683,674	801,259
Issued for distributions reinvested	2,670,849	-
Redemptions	(2,944,114)	(53,836,059)
Net increase (decrease)	1,410,409	(53,034,800)

See Accompanying Notes to Financial Statements.

16

CMG SMALL CAP FUND
A Portfolio of CMG Fund Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2006 (Unaudited)

Note 1.  Organization:

CMG Small Cap Fund (the "Fund"), a series of CMG Fund Trust (the "Trust"), is a diversified portfolio. The Trust is an Oregon business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment goal. The Fund seeks to provide investors with long-term capital appreciation, by investing primarily in smaller capitalization companies.

Fund shares. The Fund may issue an unlimited number of shares of no par value capital stock, which are offered continuously at net asset value.

Note 2.  Significant accounting policies:

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation. Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Security transactions. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase agreements. The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

17

CMG SMALL CAP FUND
A Portfolio of CMG Fund Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2006 (Unaudited)

Income recognition. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Foreign currency transactions. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Federal income tax status. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to shareholders. Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Note 3.  Federal Tax Information:

Unrealized appreciation and depreciation at January 31, 2006, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$3,258,795
Unrealized depreciation	(118,753)
Net unrealized appreciation	$3,140,042

Note 4.  Fees and Compensation Paid to Affiliates:

Investment advisory fee. Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee at the annual rate of 0.75% of the Fund's average daily net assets.

Pricing & bookkeeping fees. Columbia is responsible for providing services to the Fund under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has

18

CMG SMALL CAP FUND
A Portfolio of CMG Fund Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2006 (Unaudited)

delegated certain of those functions to State Street Corporation ("State Street"). As a result, Columbia pays fees to State Street under the Outsourcing Agreement. The Fund is not charged a fee for pricing and bookkeeping services.

Transfer agent fee. Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account. Prior to November 1, 2005, the Transfer Agent received a fee at the annual rate of $28.00 per open account. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the period from September 1, 2005 through October 31, 2005, the Transfer Agent voluntarily waived a portion of its fees to reflect the reduced contractual fees charged to the Fund effective November 1, 2005. For the six months ended January 31, 2006, the Transfer Agent waived fees of $23 for the Fund.

For the six months ended January 31, 2006, the Fund's annualized effective transfer agent fee rate, net of fee waivers, was less than 0.01% of the Fund's average daily net assets.

Custody credits. The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees paid to officers and trustees. All officers, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other. Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended January 31, 2006, the Fund paid $806 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5.  Portfolio Information:

For the six months ended January 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $15,538,370 and $34,394,956, respectively.

Note 6.  Line of Credit:

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and

19

CMG SMALL CAP FUND
A Portfolio of CMG Fund Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2006 (Unaudited)

apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the six months ended January 31, 2006, the Fund did not borrow under this arrangement.

Note 7.  Shares of Beneficial Interest:

As of January 31, 2006, the Fund had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Number of Shareholders	% of Shares Outstanding Held
1	40.9%

As of January 31, 2006, the Fund also had other shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Number of Shareholders	% of Shares Outstanding Held
3	59.1%

Note 8.  Disclosure of Significant Risks and Contingencies:

Industry Focus. The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings. On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

20

CMG SMALL CAP FUND
A Portfolio of CMG Fund Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2006 (Unaudited)

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

21

CMG SMALL CAP FUND
A Portfolio of CMG Fund Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2006 (Unaudited)

For the six months ended January 31, 2006, Columbia has assumed $164 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

Note 9.  Subsequent event

On March 27, 2006, the Fund will be re-domiciled into a new series of Columbia Funds Institutional Trust. Columbia Funds Institutional Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Immediately following the re-domiciling, CMG Small Cap Growth Fund will be reorganized into the Fund. The Fund will then change its name to CMG Small Cap Growth Fund.

22

Board Consideration and Approval of Investment Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually, usually in late summer, to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees or directors (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. The Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information about the profitability of the Agreements to Columbia, and potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia's financial results and financial condition, (vii) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds' brokerage, if any, including allocations to brokers affiliated with Columbia and the use of "soft" commission dollars to pay fund expenses and to pay for research products and services, (ix) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) Columbia's response to various legal and regulatory proceedings since 2003 and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Trustees confer with their independent fee consultant and review materials relating to the Agreements that the independent fee consultant provides. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2005 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September, and October, 2005. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability, including its resources, compensation programs for personnel involved in fund management, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing for a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the

23

Board Consideration and Approval of Investment Advisory Agreements (continued)

Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; (v) that the fund's advisory fee had recently been, or was proposed to be, reduced, with the goal of helping the fund's net return to shareholders become more competitive; and (vi) that other fund expenses, such as transfer agency or fund accounting fees, have recently been reduced, with the goal of helping the fund's net return to shareholders become more competitive. The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided both by management and by an independent third party) of the funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Columbia to comparable accounts. In considering the fees charged to comparable accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual funds and distribute mutual fund shares. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered reductions in advisory fee rates, implementation of advisory fee breakpoints, institution of advisory fee waivers, and changes to expense caps, which benefited a number of the funds. Furthermore, the Trustees considered the projected impact on expenses resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the funds, the services provided to the funds and management's view as to why it was appropriate that some funds bear advisory fees or total expenses greater than their peer group medians.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with the funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense levels of the funds, and whether Columbia had implemented breakpoints and/or expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the funds were fair and reasonable, and that the costs of the advisory services generally, and the related profitability to Columbia and its affiliates of their relationships with the funds, supported the continuation of the Agreements.

24

Board Consideration and Approval of Investment Advisory Agreements (continued)

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by Columbia to each fund and whether those economies were shared with the fund through breakpoints in the investment advisory fees or other means, such as expense waivers. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

  •  the extent to which each fund had operated in accordance with its investment objective and its record of compliance with its investment restrictions, and the compliance programs of the funds and Columbia. They also considered the compliance-related resources that Columbia and its affiliates were providing to the funds.

  •  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services.

  •  so-called "fall-out benefits" to Columbia, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

  •  the draft report provided by the independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2006.

25

Summary of Management Fee Evaluation by Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of
Attorney General of New York State and Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc. October 11, 2005

I. Overview

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG1"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Columbia Funds only if the Independent Members (as such term is defined in the AOD) of the Columbia Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Columbia Funds. This report is the annual written evaluation of the Columbia Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Columbia Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Columbia Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Columbia Fund using ... an annual independent written evaluation prepared by or under the direction of the ... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

  a)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

  b)  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

  c)  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

  d)  Profit margins of CMA and its affiliates from supplying such services;

  e)  Possible economies of scale as the CMA fund grows larger; and

  f)  The nature and quality of CMA services, including Columbia Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Columbia Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

1  Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

26

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

  1.  I collected data on performance, management fees, and expense ratios of both Columbia Funds and comparable non-Columbia Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc. ("Morningstar"). While Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Columbia Funds, I conducted an independent review of the appropriateness of each peer group.

  2.  I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

  3.  I have reviewed data on the organizational structure of CMG in general.

  4.  I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

  5.  I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

  6.  I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

  7.  I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

  8.  I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved.

In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates.

[Resume omitted]

II. Evaluation of the general process used to negotiate the advisory contract

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Columbia Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Columbia Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Columbia Funds may be negotiated in accordance with the AOD.

27

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of CMG staff to gain an understanding of the organizational structure and personnel involved in running the Columbia fund family.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management have discussed issues relating to management agreements and performance of Columbia Funds. When I felt it was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Columbia Funds met in advance of the October Section 15(c) contract approval meeting to review certain fee, performance and other data for the Columbia Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Columbia Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee performance "screens." The six screens the Trustees use are as follows:

  a.  5th Lipper quintile in actual management fee;

  b.  5th Lipper quintile in total expense ratio;

  c.  Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

  d.  Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (actual management fee) totals a number equal to or higher than 8;

  e.  Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8; and

  f.  Sum of the Lipper Quintile Rank (3-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Columbia Funds.

III. FINDINGS

My findings based on my work as IFC are as follows:

  1.  The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Columbia Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Columbia Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

28

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

  2.  Columbia Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 54.26 percent of Columbia Funds have performance higher than the median of their respective Lipper performance universe, and 42.55 percent of Columbia Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Columbia Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

  3.  Columbia Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 58.51 percent of Columbia Funds have expenses below the median of their Lipper expense universe, and 53.19 percent of Columbia Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Columbia Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often though the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings in non-advisory expenses.

  4.  Profitability to CMG of the individual funds ranges widely, but the overall profitability to CMG of its relationship with the Columbia Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary to make a judgment on fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

  5.  Columbia Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 71% of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing.

My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,

Erik R. Sirri

29

CMG FUND TRUST

1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201

- INVESTMENT ADVISOR -

COLUMBIA MANAGEMENT ADVISORS, LLC
100 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110-2624

- LEGAL COUNSEL -

ROPES & GRAY LLP
ONE INTERNATIONAL PLACE
BOSTON, MA 02110-2624

- TRANSFER AGENT -

COLUMBIA MANAGEMENT SERVICES, INC.
P.O. BOX 8081
BOSTON, MASSACHUSETTS 02266-8081

SHC-44/106106-0106 (03/06) 06/10062

A description of the fund's proxy voting policies and procedures is available (i) on the fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The CMG funds are offered by prospectus through Columbia Management Distributors, Inc. Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact your Columbia Management representative or visit www.columbiamanagement.com for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Fund distributed by Columbia Management Distributors, Inc., One Financial Center, Boston, Massachusetts 02111-2621

CMG STRATEGIC EQUITY FUND
A PORTFOLIO OF CMG FUND TRUST

Semiannual Report
January 31, 2006

Advised by Columbia Management Advisors, LLC.

Not FDIC
Insured

May Lose Value

No Bank Guarantee

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. CMG Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Management Advisors, Inc. combined with Banc of America Capital Management, LLC on September 30, 2005. At that time, the newly combined advisor underwent a name change to Columbia Management Advisors, LLC and continues to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and is part of Columbia Management.

The views expressed in the portfolio commentary reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Portfolio Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a CMG Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular CMG Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG STRATEGIC EQUITY FUND
A Portfolio of CMG Fund Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Strategic Equity Fund returned 8.23% for the six-month period ended January 31, 2006. The fund performed better than the S&P 500 Index1 and the Morningstar Large Blend Category average2, which returned 4.68% and 5.78%, respectively. Shrewd stock picking—particularly in the information technology, financial and industrials sectors—resulted in the fund's solid performance during the period.

The financial sector was an area of relative strength for the fund. The portfolio's financial holdings in the Japanese market were particular standouts. Mizuho Financial Group, Inc. made the most significant positive impact in the sector, followed by Mitsubishi UFJ Financial Group, Inc., Mitsubishi Estate Co., Ltd. and Nomura Holdings, Inc.3 On the domestic front, Lazard Ltd. and Morgan Stanley made steady gains throughout the period.

The information technology sector proved to be another area of relative strength. Advanced Micro Devices, Inc. gained 108% in the period and helped performance, while Samsung Electronics Co., Ltd. was the sector's strongest contributor. Palm, Inc. and Corning, Inc. also made sizable contributions to the portfolio's return. Disappointments included Tandberg ASA and Plantronics, Inc., which were sold from the portfolio during the period.

In recent periods, the fund has benefited from targeting companies positioned to benefit from a strong commodities market. In the industrials sector, Hitachi Construction Machinery Co., Ltd. and Caterpillar, Inc. advanced during the reporting period. However, in the materials sector, several stocks performed worse than expected. The largest detractor was a previous performance leader: Potash Corp. of Saskatchewan, Inc.

The fund benefited from exposure to the energy sector, where its stocks performed better than the index. Oil service and offshore exploration holdings were particularly strong. Schlumberger Ltd., an oilfield services company, was the top contributor in the sector, followed by Transocean, Inc. and TGS Nopec Geophysical Co. Alpha Natural Resources, Inc., a coal producer, was a disappointment, and we eliminated this stock from the portfolio.

The fund experienced weakness in the consumer discretionary and consumer staples sectors, both of which declined during the period. In the consumer discretionary sector, tire manufacturer Nokian Renkaat Oyj slipped and detracted from returns, as did Media General, Inc. and Kohl's Corp. One bright spot in this sector was Finnish retailer Stockmann Oyj Abp. In the consumer staples sector, Walgreen Co., Wrigley (Wm.) Jr. Co. and Wal-Mart Stores, Inc. were disappointments and had a negative impact on fund performance. However, Altria Group, Inc. was a standout performer among consumer staples stocks.

At present, we believe that recent interest-rate increases could result in some slowing in the economy in 2006. As this economic cycle matures, we are currently seeking companies with less sensitivity to the economic cycles and an ability to maintain stable growth. In addition, we

1

will continue to evaluate investment opportunities overseas, considering areas with compelling growth trends and reasonable prices.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2006 were (%):

Samsung Electronics Co., Ltd.	2.2
Schlumberger Ltd.	1.8
Exxon Mobil Corp.	1.7
Mizuho Financial Group, Inc.	1.6
Wal-Mart Stores, Inc.	1.5
General Electric Co.	1.5
Berkshire Hathaway, Inc.	1.4
Microsoft Corp.	1.4
Transocean, Inc.	1.2
Coca-Cola Co.	1.2

We appreciate your continued confidence in CMG Strategic Equity Fund.

Emil A. Gjester has managed or co-managed the fund since January 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weighting within the portfolio may change as market conditions change.

1 The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

3 Holdings are disclosed as a percentage of net assets on January 31, 2006, and are subject to change: Mizuho Financial Group, Inc. (1.6%), Mitsubishi UFJ Financial Group, Inc. (1.0%), Mitsubishi Estate Co., Ltd. (0.4%), Nomura Holdings, Inc. (0.6%), Lazard Ltd. (0.5%), Morgan Stanley (1.1%), Advanced Micro Devices, Inc. (0.6%), Samsung Electronics Co., Ltd. (2.2%), Palm, Inc. (0.9%), Corning, Inc. (0.7%), Hitachi Construction Machinery Co., Ltd. (0.7%), Caterpillar, Inc. (0.8%), Potash Corp. of Saskatchewan, Inc. (0.7%), Schlumberger Ltd. (1.8%), Transocean, Inc. (1.2%), TGS Nopec Geophysical Co. (0.5%), Nokian Renkaat Oyj (0.2%), Media General, Inc. (0.3%), Kohl's Corp. (0.6%), Stockmann Oyj Abp (0.9%), Walgreen Co. (1.1%), Wrigley (Wm.) Jr. Co. (1.0%), Wal-Mart Stores, Inc. (1.5%) and Altria Group, Inc. (1.1%).

2

Average annual total return as of January 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Strategic Equity Fund	10/09/01	8.23	14.95	14.46
S&P 500 Index		4.68	10.38	6.36

Average annual total return as of December 31, 2005 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Strategic Equity Fund	10/09/01	8.39	7.87	13.72
S&P 500 Index		5.77	4.91	5.83

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results may reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

Growth of a $10,000 investment, October 9, 2001 to January 31, 2006

The chart above shows the growth in value of a hypothetical $10,000 investment in the fund compared to the index during the period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Index performance is from October 9, 2001.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

3

UNDERSTANDING YOUR EXPENSES – CMG Strategic Equity Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2005 — January 31, 2006

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,082.27	1,023.19	2.10	2.04	0.40

Expenses paid during the period are equal to the annualized expense ratio of 0.40%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

4

CMG STRATEGIC EQUITY FUND
A Portfolio of CMG Fund Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,			Period Ended July 31,		Year Ended October 31,	Period Ended October 31,
	2006		2005		2004	2003 (a)		2002	2001 (b)
Net asset value, beginning of period	$15.22		$13.80		$12.06	$10.14		$10.10	$10.00
Income from investment operations:
Net investment income	0.08	(c)	0.19	(c)(d)	0.12 (c)	0.10	(c)	0.11 (c)	-	(e)
Net realized and unrealized gain (loss) on investments and foreign currency	1.00		2.09		1.87	1.88		(0.05)	0.10
Total from investment operations	1.08		2.28		1.99	1.98		0.06	0.10
Less distributions declared to shareholders:
From net investment income	(0.57)		(0.14)		(0.09)	(0.06)		(0.02)	-
From net realized gains	(4.41)		(0.72)		(0.16)	-		-	-
Total distributions declared to shareholders	(4.98)		(0.86)		(0.25)	(0.06)		(0.02)	-
Net asset value, end of period	$11.32		$15.22		$13.80	$12.06		$10.14	$10.10
Total return (f)(g)	8.23	%(h)	16.77%		16.58%	19.66	%(h)	0.53%	1.00	%(h)
Ratios/Supplemental data:
Net assets, end of period (000's)	$183,346		$755,860		$618,714	$370,620		$188,179	$36,942
Ratio of net expenses to average net assets (i)	0.40	%(j)	0.40%		0.40%	0.40	%(j)	0.40%	0.40	%(j)
Ratio of net investment income to average net assets (i)	1.07	%(j)	1.31%		0.88%	1.22	%(j)	1.01%	0.04	%(j)
Waiver/reimbursement	0.06	%(j)	0.03%		0.05%	0.05	%(j)	0.07%	0.80	%(j)
Portfolio turnover rate	19	%(h)	64%		81%	78	%(h)	172%	14	%(h)

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  The Fund commenced investment operations on October 9, 2001. Per share data, total return and portfolio turnover rate reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amount to $0.02 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the Investment Advisor and or Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

See Accompanying Notes to Financial Statements.

5

CMG STRATEGIC EQUITY FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

January 31, 2006 (Unaudited)

	Shares	Value
Common Stocks (96.1%)
Consumer Discretionary (8.2%)
Auto Components (0.2%)
Nokian Renkaat Oyj	22,690	$350,713
Hotels, Restaurants & Leisure (0.7%)
Yum! Brands, Inc.	24,800	1,226,856
Internet & Catalog Retail (0.2%)
IAC/InterActiveCorp (a)	14,370	417,017
Media (2.9%)
Cablevision Systems Corp. (a)	22,440	552,024
CBS Corp.	14,135	369,347
Comcast Corp., Class A (a)	46,490	1,288,703
Media General, Inc., Class A	12,660	605,781
News Corp., Class A	47,548	749,356
Time Warner, Inc.	70,330	1,232,885
Viacom, Inc., Class B (a)	14,135	586,320
		5,384,416
Multiline Retail (2.2%)
Federated Department Stores, Inc.	9,128	608,199
Kohl's Corp. (a)	23,770	1,055,150
Saks, Inc. (a)	34,270	661,754
Stockmann Oyj Abp, Class B	37,430	1,593,726
		3,918,829
Specialty Retail (1.3%)
Bed Bath & Beyond, Inc. (a)	22,000	823,020
Gap, Inc.	33,880	612,889
Home Depot, Inc.	6,710	272,091
TJX Companies, Inc.	28,340	723,520
		2,431,520
Textiles, Apparel & Luxury Goods (0.7%)
NIKE, Inc., Class B	15,520	1,256,344
		14,985,695
Consumer Staples (11.0%)
Beverages (1.7%)
Coca-Cola Co.	52,930	2,190,243
PepsiCo, Inc.	17,510	1,001,222
		3,191,465
Food & Staples Retailing (3.1%)
United Natural Foods, Inc. (a)	26,500	856,745

See Accompanying Notes to Financial Statements.

6

CMG STRATEGIC EQUITY FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Food & Staples Retailing (continued)
Wal-Mart Stores, Inc.	61,080	$2,816,399
Walgreen Co.	48,370	2,093,454
		5,766,598
Food Products (3.6%)
ConAgra Foods, Inc.	20,610	427,245
General Mills, Inc.	13,790	670,332
Nestle SA, Registered Shares	7,140	2,094,333
Unilever NV, NY Registered Shares	21,930	1,539,486
Wrigley (Wm.) Jr. Co.	28,230	1,805,591
		6,536,987
Household Products (1.1%)
Procter & Gamble Co.	35,400	2,096,742
Personal Products (0.3%)
Avon Products, Inc.	17,550	497,016
Tobacco (1.2%)
Altria Group, Inc.	29,110	2,105,817
		20,194,625
Energy (10.6%)
Energy Equipment & Services (5.1%)
Cooper Cameron Corp. (a)	25,140	1,216,525
Dril-Quip, Inc. (a)	9,400	591,918
Schlumberger Ltd.	25,890	3,299,680
TGS Nopec Geophysical Co., ASA (a)	16,800	873,764
Transocean, Inc. (a)	27,230	2,209,715
Willbros Group, Inc. (a)	53,140	1,089,370
		9,280,972
Oil, Gas & Consumable Fuels (5.5%)
BP PLC, ADR	16,590	1,199,623
Chevron Corp.	21,000	1,246,980
ConocoPhillips	24,570	1,589,679
Exxon Mobil Corp.	50,750	3,184,562
Newfield Exploration Co. (a)	40,600	2,127,440
Williams Companies, Inc.	34,820	830,109
		10,178,393
		19,459,365
Financials (16.5%)
Capital Markets (3.0%)
Ameriprise Financial, Inc.	17,600	716,144
Charles Schwab Corp.	52,250	772,778

See Accompanying Notes to Financial Statements.

7

CMG STRATEGIC EQUITY FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Lazard Ltd., Class A	25,840	$926,622
Morgan Stanley	32,330	1,986,679
Nomura Holdings, Inc., ADR	52,620	1,026,616
		5,428,839
Commercial Banks (5.4%)
HSBC Holdings PLC, ADR	14,840	1,234,391
ICICI Bank Ltd., ADR	32,000	1,005,440
Mitsubishi UFJ Financial Group, Inc., ADR	130,840	1,890,638
Mizuho Financial Group, Inc.	360	2,946,166
Raiffeisen International Bank Holding AG (a)	10,600	766,910
SunTrust Banks, Inc.	11,500	821,675
U.S. Bancorp	25,240	754,928
Wachovia Corp.	7,130	390,938
		9,811,086
Consumer Finance (1.5%)
American Express Co.	26,600	1,395,170
SLM Corp.	23,500	1,315,060
		2,710,230
Diversified Financial Services (2.0%)
Citigroup, Inc.	36,013	1,677,486
JPMorgan Chase & Co.	51,386	2,042,593
		3,720,079
Insurance (4.2%)
American International Group, Inc.	25,504	1,669,492
Berkshire Hathaway, Inc., Class B (a)	880	2,580,160
Chubb Corp.	7,100	669,885
Hannover Rueckversicherung AG, Registered Shares	32,570	1,230,066
Marsh & McLennan Companies, Inc.	13,810	419,686
St. Paul Travelers Companies, Inc.	25,400	1,152,652
		7,721,941
Real Estate (0.4%)
Mitsubishi Estate Co., Ltd.	34,870	810,032
		30,202,207
Health Care (15.2%)
Biotechnology (2.7%)
Amgen, Inc. (a)	17,760	1,294,526
Applera Corp. - Applied Biosystems Group	43,520	1,233,357
Biogen Idec, Inc. (a)	31,390	1,404,703
MedImmune, Inc. (a)	16,680	569,122
Qiagen NV (a)	34,410	407,414
		4,909,122

See Accompanying Notes to Financial Statements.

8

CMG STRATEGIC EQUITY FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (4.7%)
Alcon, Inc.	7,130	$912,070
Baxter International, Inc.	42,000	1,547,700
Dentsply International, Inc.	9,940	533,778
Hospira, Inc. (a)	40,710	1,821,772
Medtronic, Inc.	35,840	2,023,885
Viasys Healthcare, Inc. (a)	21,010	595,003
Zimmer Holdings, Inc. (a)	16,350	1,127,332
		8,561,540
Health Care Providers & Services (2.9%)
Community Health Systems, Inc. (a)	27,190	989,444
Henry Schein, Inc. (a)	15,590	727,118
LifePoint Hospitals, Inc. (a)	25,000	771,250
McKesson Corp.	27,000	1,431,000
Omnicare, Inc.	13,960	693,812
Patterson Companies, Inc. (a)	22,530	777,961
		5,390,585
Pharmaceuticals (4.9%)
Abbott Laboratories	21,140	912,191
Andrx Corp. (a)	43,400	761,670
Gedeon Richter Ltd.	3,720	778,069
Johnson & Johnson	34,030	1,958,086
Novartis AG, ADR	26,480	1,460,637
Novo-Nordisk A/S, Class B	10,680	598,110
Pfizer, Inc.	24,580	631,214
Sanofi-Aventis, ADR	11,600	533,600
Valeant Pharmaceuticals International	34,380	617,465
Wyeth	16,500	763,125
		9,014,167
		27,875,414
Industrials (8.9%)
Air Freight & Logistics (1.6%)
United Parcel Service, Inc., Class B	26,740	2,003,094
Yamato Transport Co., Ltd.	56,310	972,062
		2,975,156
Commercial Services & Supplies (0.9%)
Avery Dennison Corp.	16,890	1,009,008
ChoicePoint, Inc. (a)	13,840	569,101
		1,578,109
Electrical Equipment (0.4%)
Thomas & Betts Corp. (a)	18,000	803,700

See Accompanying Notes to Financial Statements.

9

CMG STRATEGIC EQUITY FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Industrial Conglomerates (2.0%)
General Electric Co.	84,450	$2,765,737
Siemens AG, ADR	8,800	806,080
		3,571,817
Machinery (2.7%)
Caterpillar, Inc.	20,780	1,410,962
Deere & Co.	10,290	738,411
Eaton Corp.	8,430	558,066
Hitachi Construction Machinery Co., Ltd.	43,700	1,207,007
OSG Corp.	17,340	358,463
Pall Corp.	25,960	747,648
		5,020,557
Marine (0.9%)
A.P. Moller - Maersk A/S	120	1,195,595
Finnlines Oyj	22,690	410,543
		1,606,138
Trading Companies & Distributors (0.4%)
GATX Corp.	17,890	710,412
		16,265,889
Information Technology (18.4%)
Communications Equipment (3.4%)
Cisco Systems, Inc. (a)	79,050	1,467,959
Corning, Inc. (a)	52,000	1,266,200
CSR PLC (a)	35,000	697,367
Motorola, Inc.	17,350	394,019
Nokia Oyj, ADR	61,150	1,123,937
QUALCOMM, Inc.	27,320	1,310,267
		6,259,749
Computers & Peripherals (2.3%)
EMC Corp. (a)	52,390	702,026
Hewlett-Packard Co.	36,510	1,138,382
International Business Machines Corp.	9,400	764,220
Palm, Inc. (a)	40,600	1,602,888
		4,207,516
Electronic Equipment & Instruments (0.3%)
Murata Manufacturing Co., Ltd.	8,400	608,670
Internet Software & Services (1.1%)
eBay, Inc. (a)	21,770	938,287
Yahoo!, Inc. (a)	28,610	982,467
		1,920,754

See Accompanying Notes to Financial Statements.

10

CMG STRATEGIC EQUITY FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
IT Services (2.1%)
Automatic Data Processing, Inc.	17,730	$779,056
DST Systems, Inc. (a)	18,000	1,019,880
First Data Corp.	27,760	1,251,976
Paychex, Inc.	22,020	800,427
		3,851,339
Office Electronics (0.6%)
Zebra Technologies Corp., Class A (a)	23,025	1,036,816
Semiconductors & Semiconductor Equipment (5.8%)
Advanced Micro Devices, Inc. (a)	27,080	1,133,569
Analog Devices, Inc.	24,060	956,866
Applied Materials, Inc.	34,850	663,892
ASML Holding N.V., N.Y. Registered Shares (a)	16,000	361,440
Intel Corp.	32,890	699,570
Intersil Corp., Class A	17,170	498,960
Micron Technology, Inc. (a)	36,310	533,031
Samsung Electronics Co., Ltd., GDR (b)	10,500	4,021,500
Sanken Electric Co. Ltd.	32,500	567,964
Texas Instruments, Inc.	42,160	1,232,337
		10,669,129
Software (2.8%)
Check Point Software Technologies Ltd. (a)	17,160	371,342
Microsoft Corp.	91,210	2,567,562
Novell, Inc. (a)	34,500	336,030
Oracle Corp. (a)	66,220	832,385
Quest Software, Inc. (a)	34,640	548,698
Wind River Systems, Inc. (a)	34,580	462,680
		5,118,697
		33,672,670
Materials (3.5%)
Chemicals (1.5%)
Air Products & Chemicals, Inc.	13,880	856,257
International Flavors & Fragrances, Inc.	21,240	700,071
Potash Corp. of Saskatchewan, Inc.	13,880	1,249,061
		2,805,389
Metals & Mining (1.6%)
Companhia Vale do Rio Doce, ADR	17,480	896,200
Inco Ltd.	19,960	1,023,549
Mittal Steel Co. NV, Class A	29,000	1,049,800
		2,969,549

See Accompanying Notes to Financial Statements.

11

CMG STRATEGIC EQUITY FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Paper & Forest Products (0.4%)
Votorantim Celulose e Papel SA, ADR	56,090	$699,442
		6,474,380
Telecommunication Services (1.6%)
Diversified Telecommunication Services (1.6%)
BellSouth Corp.	23,740	683,000
Chunghwa Telecom Co. Ltd.	33,000	614,460
Telekomunikasi Indonesia, ADR	39,000	1,079,520
Verizon Communications, Inc.	17,670	559,432
		2,936,412
Utilities (2.2%)
Electric Utilities (1.3%)
Edison International	35,430	1,552,542
Exelon Corp.	13,980	802,732
		2,355,274
Independent Power Producers & Energy Traders (0.2%)
Duke Energy Corp.	13,890	393,781
Multi-Utilities (0.7%)
Dominion Resources, Inc.	8,470	639,739
TECO Energy, Inc.	44,670	762,964
		1,402,703
		4,151,758
Total Common Stocks (Cost of $122,725,830)		176,218,415
Investment Company (0.7%)
iShares MSCI Japan Index Fund (Cost of $629,412)	88,900	1,246,378
	Par
Short-Term Obligation (3.3%)
Repurchase agreement with State Street Bank & Trust Co., dated 01/31/06, due 02/01/06 at 4.270%, collateralized by a U.S. Treasury Bond maturing 05/15/15, market value of $6,135,731 (repurchase proceeds $6,013,713) (Cost of $6,013,000)	$6,013,000	6,013,000
Total Investments (100.1%) (Cost of $129,368,242) (c)		183,477,793
Other Assets & Liabilities, Net (-0.1%)		(132,045)
Net Assets (100.0%)		$183,345,748

See Accompanying Notes to Financial Statements.

12

CMG STRATEGIC EQUITY FUND
A Portfolio of CMG Fund Trust
SCHEDULE OF INVESTMENTS

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which is not illiquid, may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2006, the value of this security, which is not illiquid, represents 2.2% of net assets.

(c)  Cost for federal income tax purposes is $129,368,242.

At January 31, 2006, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	18.4%
Financials	16.5
Health Care	15.2
Consumer Staples	11.0
Energy	10.6
Industrials	8.9
Consumer Discretionary	8.2
Materials	3.5
Utilities	2.2
Telecommunication Services	1.6
Investment Company	0.7
Short Term Obligation	3.3
Other Assets & Liabilities, Net	(0.1)
100.0%

Acronym	Name
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

13

CMG STRATEGIC EQUITY FUND
A Portfolio of CMG Fund Trust
STATEMENT OF ASSETS AND LIABILITIES

January 31, 2006 (Unaudited)

ASSETS:
Investments, at identified cost	$129,368,242
Investments, at value	$183,477,793
Cash	241
Receivable for:
Fund shares sold	84,377
Interest	683
Dividends	136,565
Foreign tax reclaims	3,368
Expense reimbursement due from Investment Advisor	30,630
Deferred Trustees' compensation plan	8,577
Total Assets	183,742,234
LIABILITIES:
Payable for:
Investments purchased	91,641
Fund shares repurchased	197,692
Investment advisory fee	69,394
Transfer agent fee	394
Custody fee	5,920
Reports to shareholders	14,912
Chief compliance officer expenses	507
Deferred Trustees' fees	8,577
Other liabilities	7,449
Total Liabilities	396,486
NET ASSETS	$183,345,748
NET ASSETS consist of:
Paid-in capital	$55,822,991
Accumulated net investment loss	(360,118)
Accumulated net realized gain	73,773,088
Net unrealized appreciation (depreciation) on:
Investments	54,109,551
Foreign currency translations	236
NET ASSETS	$183,345,748
Shares of capital stock outstanding	16,189,496
Net asset value, offering and redemption price per share	$11.32

See Accompanying Notes to Financial Statements.

14

CMG STRATEGIC EQUITY FUND
A Portfolio of CMG Fund Trust
STATEMENT OF OPERATIONS

For the Six Months Ended January 31, 2006 (Unaudited)
NET INVESTMENT INCOME:
Income:
Dividends	$2,616,799
Interest	1,052,043
Foreign withholding tax	(20,085)
Total Investment Income	3,648,757
Expenses:
Investment advisory fee	997,118
Transfer agent fee	959
Trustees' fees	13,581
Custody fee	37,666
Chief compliance officer expenses (See Note 4)	5,242
Non-recurring costs (See Note 8)	3,746
Other expenses	97,080
Total Expenses	1,155,392
Fees and expenses waived or reimbursed by Investment Advisor	(153,716)
Fees and expenses waived or reimbursed by Transfer Agent	(146)
Non-recurring costs assumed by Investment Advisor (See Note 8)	(3,746)
Custody earnings credit	(667)
Net Expenses	997,117
Net Investment Income	2,651,640
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	109,776,969
Foreign currency transactions	(147,398)
Net realized gain	109,629,571
Net change in unrealized appreciation (depreciation) on:
Investments	(90,903,605)
Foreign currency translations	1,912
Net change in unrealized appreciation (depreciation)	(90,901,693)
Net Gain	18,727,878
NET INCREASE IN NET ASSETS FROM OPERATIONS	$21,379,518

See Accompanying Notes to Financial Statements.

15

CMG STRATEGIC EQUITY FUND
A Portfolio of CMG Fund Trust
STATEMENT OF CHANGES IN NET ASSETS

Increase (Decrease) in Net Assets:	(Unaudited) Six Months Ended January 31, 2006	Year Ended July 31, 2005
Operations:
Net investment income	$2,651,640	$9,248,695
Net realized gain on investments and foreign currency transactions	109,629,571	34,789,566
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(90,901,693)	62,844,592
Net increase from operations	21,379,518	106,882,853
Distributions declared to shareholders:
From net investment income	(8,532,614)	(6,517,434)
From net realized gains	(65,479,568)	(33,081,757)
Total distributions declared to shareholders	(74,012,182)	(39,599,191)
Share Transactions:
Subscriptions	42,553,512	107,867,251
Distributions reinvested	63,962,151	38,913,285
Redemptions	(626,396,999)	(76,918,698)
Net increase (decrease) from share transactions	(519,881,336)	69,861,838
Total increase (decrease) in net assets	(572,514,000)	137,145,500
NET ASSETS:
Beginning of period	755,859,748	618,714,248
End of period	$183,345,748	$755,859,748
Undistributed (overdistributed) net investment income	$(360,118)	$5,520,856
Changes in Shares:
Subscriptions	3,139,401	7,444,993
Issued for distributions reinvested	5,841,292	2,670,781
Redemptions	(42,455,246)	(5,281,801)
Net increase (decrease)	(33,474,553)	4,833,973

See Accompanying Notes to Financial Statements.

16

CMG STRATEGIC EQUITY FUND
A Portfolio of CMG Fund Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2006 (Unaudited)

Note 1.  Organization

CMG Strategic Equity Fund (the "Fund"), a series of CMG Fund Trust (the "Trust"), is a diversified portfolio. The Trust is an Oregon business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment goal. The Fund seeks long-term growth of capital and total returns greater than those of the market over time.

Fund shares. The Fund may issue an unlimited number of shares of no par value capital stock, which are offered continuously at net asset value.

Note 2.  Significant accounting policies

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Equity securities and certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

17

CMG STRATEGIC EQUITY FUND
A Portfolio of CMG Fund Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2006 (Unaudited)

Security transactions. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase agreements. The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income recognition. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Distributions paid by real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Foreign currency transactions. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Federal income tax status. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to shareholders. Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Note 3.  Federal tax information

The tax character of distributions paid during the years ended July 31, 2005 was as follows:

July 31, 2005
Distributions paid from:
Ordinary Income*	$20,070,000
Long-Term Capital Gains	19,529,191

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

18

CMG STRATEGIC EQUITY FUND
A Portfolio of CMG Fund Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2006 (Unaudited)

Unrealized appreciation and depreciation at January 31, 2006, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$55,215,120
Unrealized depreciation	(1,105,569)
Net unrealized appreciation	$54,109,551

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee. Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was investment advisor to the Fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee at the annual rate of 0.40% of the Fund's average daily net assets.

In addition to the investment advisory fee, each shareholder pays an annual fee calculated as a percentage of the shareholder's net assets in the Fund. The annual fee ranges between 0.20% on the first $25 million of the shareholder's net assets in the Fund, to 0.00% on the shareholder's net assets in the Fund in excess of $25 million.

Pricing & bookkeeping fees. Columbia is responsible for providing services to the Fund under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Corporation ("State Street"). As a result, Columbia pays fees to State Street under the Outsourcing Agreement. The Fund is not charged a fee for pricing and bookkeeping services.

Transfer agent fee. Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $15.23 per open account. Prior to November 1, 2005, the Transfer Agent received a fee at the annual rate of $28.00 per open account. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the period from September 1, 2005 through October 31, 2005, the Transfer Agent voluntarily waived a portion of its fees to reflect the reduced contractual fees charged to the Fund effective November 1, 2005. For the six months ended January 31, 2006, the Transfer Agent waived fees of $146 for the Fund.

For the six months ended January 31, 2006, the Fund's annualized effective transfer agent fee rate, net of fee waivers, was less than 0.01% of the Fund's average daily net assets.

Expense limits and fee reimbursements. Columbia has contractually agreed to reimburse the Fund through November 30, 2006 for certain expenses so that the expenses incurred by the Fund exclusive of interest, taxes and extraordinary expenses will not exceed 0.40% of the Fund's average daily net assets.

19

CMG STRATEGIC EQUITY FUND
A Portfolio of CMG Fund Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2006 (Unaudited)

Custody credits. The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees paid to officers and trustees. All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia, or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other. Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended January 31, 2006, the Fund paid $1,108 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5.  Portfolio information

For the six months ended January 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $81,338,756 and $547,088,707, respectively.

Note 6.  Line of credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the six months ended January 31, 2006, the Fund did not borrow under this arrangement.

Note 7.  Shares of beneficial interest

As of January 31, 2006, the Fund had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Number of Shareholders	% of Shares Outstanding Held
1	54.5%

20

CMG STRATEGIC EQUITY FUND
A Portfolio of CMG Fund Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2006 (Unaudited)

As of January 31, 2006, the Fund also had other shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Number of Shareholders	% of Shares Outstanding Held
4	38.1%

Note 8.  Disclosure of significant risks and contingencies

Industry focus. The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings  On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

21

CMG STRATEGIC EQUITY FUND
A Portfolio of CMG Fund Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2006 (Unaudited)

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the six months ended January 31, 2006, Columbia has assumed $3,746 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

Note 9.  Subsequent event

On March 27, 2006, the Fund will be re-domiciled into a new series of Columbia Funds Institutional Trust. Columbia Funds Institutional Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

22

Summary of Management Fee Evaluation by Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of
Attorney General of New York State and Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc. October 11, 2005

I. Overview

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG1"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Columbia Funds only if the Independent Members (as such term is defined in the AOD) of the Columbia Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Columbia Funds. This report is the annual written evaluation of the Columbia Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Columbia Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Columbia Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Columbia Fund using ... an annual independent written evaluation prepared by or under the direction of the ... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

  a)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

  b)  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

  c)  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

  d)  Profit margins of CMA and its affiliates from supplying such services;

  e)  Possible economies of scale as the CMA fund grows larger; and

  f)  The nature and quality of CMA services, including Columbia Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Columbia Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

1  Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

23

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

B. Sources of information used in my evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

  1.  I collected data on performance, management fees, and expense ratios of both Columbia Funds and comparable non-Columbia Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc. ("Morningstar"). While Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Columbia Funds, I conducted an independent review of the appropriateness of each peer group.

  2.  I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

  3.  I have reviewed data on the organizational structure of CMG in general.

  4.  I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

  5.  I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

  6.  I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

  7.  I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

  8.  I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved.

In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates. [Resume omitted]

II. Evaluation of the general process used to negotiate the advisory contract

A. General considerations

My analysis considered all factors and information I reviewed on the finances and operations of Columbia Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Columbia Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Columbia Funds may be negotiated in accordance with the AOD.

24

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG management interviews

As a starting point of my analysis, I have met with members of CMG staff to gain an understanding of the organizational structure and personnel involved in running the Columbia fund family.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management have discussed issues relating to management agreements and performance of Columbia Funds. When I felt it was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Columbia Funds met in advance of the October Section 15(c) contract approval meeting to review certain fee, performance and other data for the Columbia Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Columbia Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee performance "screens." The six screens the Trustees use are as follows:

  a.  5th Lipper quintile in actual management fee;

  b.  5th Lipper quintile in total expense ratio;

  c.  Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

  d.  Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (actual management fee) totals a number equal to or higher than 8;

  e.  Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8; and

  f.  Sum of the Lipper Quintile Rank (3-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Columbia Funds.

III. Findings

My findings based on my work as IFC are as follows:

  1.  The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Columbia Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Columbia Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

25

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

  2.  Columbia Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 54.26 percent of Columbia Funds have performance higher than the median of their respective Lipper performance universe, and 42.55 percent of Columbia Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Columbia Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

  3.  Columbia Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 58.51 percent of Columbia Funds have expenses below the median of their Lipper expense universe, and 53.19 percent of Columbia Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Columbia Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often though the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings in non-advisory expenses.

  4.  Profitability to CMG of the individual funds ranges widely, but the overall profitability to CMG of its relationship with the Columbia Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary to make a judgment on fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

  5.  Columbia Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 71% of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing.

My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,

Erik R. Sirri

26

Board Consideration and Approval of Investment Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually, usually in late summer, to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees or directors (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. The Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information about the profitability of the Agreements to Columbia, and potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia's financial results and financial condition, (vii) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds' brokerage, if any, including allocations to brokers affiliated with Columbia and the use of "soft" commission dollars to pay fund expenses and to pay for research products and services, (ix) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) Columbia's response to various legal and regulatory proceedings since 2003 and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Trustees confer with their independent fee consultant and review materials relating to the Agreements that the independent fee consultant provides. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2005 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September, and October, 2005. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability, including its resources, compensation programs for personnel involved in fund management, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing for a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for

27

Board Consideration and Approval of Investment Advisory Agreements (continued)

purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; (v) that the fund's advisory fee had recently been, or was proposed to be, reduced, with the goal of helping the fund's net return to shareholders become more competitive; and (vi) that other fund expenses, such as transfer agency or fund accounting fees, have recently been reduced, with the goal of helping the fund's net return to shareholders become more competitive.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided both by management and by an independent third party) of the funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Columbia to comparable accounts. In considering the fees charged to comparable accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual funds and distribute mutual fund shares. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered reductions in advisory fee rates, implementation of advisory fee breakpoints, institution of advisory fee waivers, and changes to expense caps, which benefited a number of the funds. Furthermore, the Trustees considered the projected impact on expenses resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the funds, the services provided to the funds and management's view as to why it was appropriate that some funds bear advisory fees or total expenses greater than their peer group medians.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with the funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense levels of the funds, and whether Columbia had implemented breakpoints and/or expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the funds were fair and reasonable, and that the costs of the advisory services generally, and the related profitability to Columbia and its affiliates of their relationships with the funds, supported the continuation of the Agreements.

28

Board Consideration and Approval of Investment Advisory Agreements (continued)

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by Columbia to each fund and whether those economies were shared with the fund through breakpoints in the investment advisory fees or other means, such as expense waivers. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

  •  the extent to which each fund had operated in accordance with its investment objective and its record of compliance with its investment restrictions, and the compliance programs of the funds and Columbia. They also considered the compliance-related resources that Columbia and its affiliates were providing to the funds.

  •  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services.

  •  so-called "fall-out benefits" to Columbia, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

  •  the draft report provided by the independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2006.

29

CMG FUND TRUST

1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201

- INVESTMENT ADVISOR -

COLUMBIA MANAGEMENT ADVISORS, LLC
100 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110-2624

- LEGAL COUNSEL -

ROPES & GRAY LLP
ONE INTERNATIONAL PLACE
BOSTON, MASSACHUSETTS 02110-2624

- TRANSFER AGENT -

COLUMBIA MANAGEMENT SERVICES, INC.
P.O. BOX 8081
BOSTON, MASSACHUSETTS 02266-8081

SHC-44/106304-0106 (03/06) 06/9983

A description of the fund's proxy voting policies and procedures is available (i) on the fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The CMG funds are offered by prospectus through Columbia Management Distributors, Inc. Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact your Columbia Management representative or visit www.columbiamanagement.com for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Fund distributed by Columbia Management Distributors, Inc., One Financial Center, Boston, MA 02111-2621

Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in
Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	CMG Fund Trust

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	March 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	March 27, 2006

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	March 27, 2006